1998 SEMIANNUAL REPORT
                     For the Six Months Ended June 30, 1998

                             AGGRESSIVE GROWTH FUNDS
                             Founders Discovery Fund
                             Founders Passport Fund
                             Founders Frontier Fund
                              Founders Special Fund

                                  GROWTH FUNDS
                       Founders International Equity Fund
                         Founders Worldwide Growth Fund
                              Founders Growth Fund

                             GROWTH-AND-INCOME FUNDS
                             Founders Blue Chip Fund
                             Founders Balanced Fund

                                FIXED-INCOME FUND
                       Founders Government Securities Fund

                                MONEY MARKET FUND
                           Founders Money Market Fund

                                     (LOGO)
                      Founders Funds (Registered Trademark)
                            Growth, Plain and Simple.

TABLE OF CONTENTS

About this Report.......................          3
A Message From Founders.................          4
Founders Discovery Fund.................          6
    Statement of Investments............          9
Founders Passport Fund..................         12
    Statement of Investments............         15
Founders Frontier Fund..................         18
    Statement of Investments............         21
Founders Special Fund...................         24
    Statement of Investments............         27
Founders International Equity Fund......         30
    Statement of Investments............         33
Founders Worldwide Growth Fund..........         36
    Statement of Investments............         39
Founders Growth Fund....................         42
    Statement of Investments............         45
Founders Blue Chip Fund.................         48
    Statement of Investments............         51
Founders Balanced Fund..................         55
    Statement of Investments............         58
Founders Government Securities
  Fund..................................         62
    Statement of Investments............         64
Founders Money Market Fund
    Statement of Investments............         66
Statements of Assets and Liabilities....         68
Statements of Operations................         70
Statements of Changes in Net Assets.....         72
Financial Highlights....................         76
Notes...................................         80

                                                               ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in a Fund's per-share price and reinvestment of any dividends or capital gain distributions made by that Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here.

  The comparative indexes included with each Fund's performance chart are meant to provide a basis for judging a Fund's performance against its peer group and/or a specific securities market index [provided by Lipper Analytical Services, Inc. and Morgan Stanley Capital International (MSCI)]. Each index shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The Lipper indexes reflect the expenses of managing the mutual funds included in each index. The securities indexes are unmanaged groups of securities; they do not reflect the costs of managing a mutual fund. An investor may not invest in any of these indexes.

  Past performance is no guarantee of future results. Actual total return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS OF THE FOUNDERS FUNDS

The following acronyms are used throughout the Statements of Investments to indicate the country of origin of non-U.S. holdings:

AR          Argentina
AU          Australia
AT          Austria
BE          Belgium
BR          Brazil
CA          Canada
CH          Chile
CN          People's Republic of China
DE          Denmark
FI          Finland
FR          France
GE          Germany
HK          Hong Kong
ID          Indonesia
IE          Ireland
IS          Israel
IT          Italy
JA          Japan
MX          Mexico
NE          Netherlands
NW          Norway
PO          Portugal
RU          Russian Federation
SA          South Africa
SP          Spain
SW          Sweden
SZ          Switzerland
UK          United Kingdom

------------------------------------------------------
A MESSAGE FROM FOUNDERS

The bull continued to run in the first half of 1998, giving investors a good reason to celebrate as both stock and bond markets hit new peaks. At Founders, we're pleased to report solid overall performance in our funds for the six-month period ended June 30, 1998. It's another milestone in our 60-year history of strong, long-term performance.

  As we approach the midway point of the year, it's natural to wonder just where the markets may be headed. No matter what the market holds, a consistent investment philosophy and strategy is the key. Because nothing's more important than being comfortable with your long-term investment choices, you may find it reassuring to understand the consistent investment strategy behind Founders' solid performance.

COMMON SENSE PRINCIPLES

For decades, Founders has been committed to a growth-style investment philosophy. Our approach draws on a common sense principle: that successful, growing companies make the best investments since they have the potential to grow regardless of what the market is doing. These are companies that are good at what they do--companies with strong, visionary management; leading market positions; financial, marketing and operating strength; and above-average potential for earnings growth. Very often, as investor demand increases for these high-quality companies, their stock prices may climb. Our goal is to find and invest in these companies before Wall Street recognizes just how successful they may become.

SEARCHING FOR SUCCESS

Finding these companies is a detailed process that takes time. That's why patience and perseverance are two of the most important weapons in our growth management arsenal. As a starting point, we focus on a company's earnings per share (EPS), which represent a company's net profits. A company's earnings may grow as its sales expand, or as the company streamlines operations. Growing earnings can make a company a more attractive investment.

  We also look at a company's fundamental strengths to determine whether its growing earnings will propel the stock over the long term. We're looking for:

o  AN IMPROVING BOTTOM LINE.
   We want companies that are seeing growth in revenues and that can convert those revenues to profits.

o  INSIDER OWNERSHIP.
   This is a good way to determine whether management believes in what the company is trying to accomplish.

o  LOW DEBT-TO-EQUITY RATIOS.
   Successful companies know when and how much to borrow.

o  REASONABLE VALUATIONS.
   A company's price/earnings (P/E) ratio often indicates how investors value a company's earnings potential. We compare the P/E to the earnings growth rate of the company. Companies with higher P/Es than their earnings might be considered "overvalued." But stocks with low P/Es may have potential to appreciate.
4

INTENSIVE RESEARCH

There's more to investing than just statistics. Intangibles can be just as important as balance sheets when it comes to evaluating a company's potential. That's why we roll up our sleeves to meet with the management of thousands of companies throughout the year. It takes face-to-face contact and tough questions to find the companies that are efficient, competitive, innovative, and above all, smart. As we tour the facilities, sample the products, and quiz their competitors, we're looking for companies that have:

o  A DOMINANT OR GROWING MARKET POSITION.
   Companies with established or growing market positions may also have the advantage in pricing and distribution, which could lead to increased profitability.

o  OPERATE IN A NICHE MARKET.
   Companies that offer a unique product or service are dominant almost by default, especially if they operate in areas that are difficult to enter or that have high start-up costs.
o  TALENTED MANAGEMENT.
   Small companies need management with both the bold vision and necessary talent to guide the company through different stages of growth.

o  INCREASING PRODUCTIVITY OR EFFICIENCY.
   Companies that are improving their business may have great investment potential, especially if they are pouring profits back into new technology, research, or workforce training.

STAYING THE COURSE

In any market environment, conventional wisdom calls for a simple approach to investing: make a plan and stick with it over the long term. Growth-stock investing is uniquely suited to this mindset--there are always successful, growing companies to be found even during periods of market volatility.

  As Founders celebrates its 60-year anniversary and takes on the additional responsibility of becoming Dreyfus' growth investment specialists, we will continue to search the world for the best investment opportunities in the best companies. As long as the world's entrepreneurial spirit continues to build companies founded on hard work, dedication, and attention to the fundamentals, you can be assured that we will continue to seek--and find--companies with the potential to be successful investments.

FOUNDERS DISCOVERY FUND
                            FOUNDERS DISCOVERY FUND

                     AVERAGE ANNUAL TOTAL RETURN [BAR GRAPH]
                                 as of 6/30/98*

                     1 Year    5 Year    Since Inception
                     ------    ------    ---------------
                     20.76%    14.47%        18.30%

              *PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                      Founders        Russell       Lipper Small      Consumer
                     Discovery         2000        Company Growth      Price
                        Fund           Index         Fund Index        Index
                     ----------      ----------      ----------      ----------
12/89                 $  10,000       $ 10,000         $ 10,000       $ 10,000
6/90                  $  11,179       $ 10,145         $ 10,361       $ 10,301
6/91                  $  13,577       $ 10,279         $ 10,539       $ 10,785
6/92                  $  16,762       $ 11,773         $ 11,859       $ 11,118
6/93                  $  21,241       $ 14,834         $ 14,841       $ 11,450
6/94                  $  19,614       $ 15,477         $ 15,173       $ 11,736
6/95                  $  25,454       $ 18,591         $ 19,111       $ 12,092
6/96                  $  33,988       $ 23,034         $ 24,856       $ 12,425
6/97                  $  34,579       $ 26,799         $ 26,434       $ 12,710
6/98                  $  41,756       $ 31,220         $ 30,532       $ 12,924


   MANAGEMENT OVERVIEW

                A DISCUSSION WITH PORTFOLIO MANAGER ROBERT AMMANN

HOW HAS DISCOVERY FUND PERFORMED SO FAR IN 1998?
We faced a difficult environment during the second quarter as investors continued their "flight to quality" into large-cap stocks. Still, we outperformed the unmanaged Russell 2000 Index for the six-month period ended June 30, 1998, with a total return of 8.23% versus 4.93% for the Index.

HOW DID YOU POSITION THE PORTFOLIO DURING THE SECOND QUARTER?
The U.S. economy is still strong. We focused on a number of apparel and retail companies, as they are beneficiaries of increased consumer spending. These include catalog clothing retailers like DM Management, one of our top 10 holdings, and dELiA*s, which is capitalizing on today's current crop of teenagers.

           TOP 10 HOLDINGS

 1. Peregrine Systems, Inc.            2.64%
 2. Hanger Orthopedic Group, Inc.      2.33%
 3. Analytical Surveys, Inc.           2.23%
 4. ResortQuest International, Inc.    2.23%
 5. SteriGenics International, Inc.    2.04%
 6. DM Management Company              1.98%
 7. Travel Services International,
    Inc.                               1.95%
 8. Computer Management Sciences,
    Inc.                               1.94%
 9. Wolverine World Wide, Inc.         1.81%
10. American Xtal Technology, Inc.     1.76%

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

  Healthcare services stocks have been another dominant theme in the Fund and we believe these stocks will hold up even if the economy slows. One group with particularly exciting potential is the clinical research organizations, or CROs. Firms like Parexel International help pharmaceutical companies manage the process of FDA trials. Also in healthcare services, Boron Lepore functions as a contract sales organization for pharmaceutical companies and educates doctors on how new drugs work. Both CROs and contract sales organizations could benefit from a huge pipeline of new pharmaceuticals coming to market over the next several years.

HAVE YOU MADE ANY CHANGES TO FINE-TUNE THE DISCOVERY FUND?

Yes. You may recall we trimmed our technology weighting late last year as the Asian crisis heated up. During the second quarter, we increased our tech holdings to 22% of the portfolio, up from 17%. Last year we shifted away from hardware-oriented companies since many of them were dependent on international sales. Recently we've moved into software firms because their sales are more domestically oriented. One company that's done particularly well is Peregrine Systems, Inc. Peregrine Systems provides infrastructure management software that helps companies keep track of their computer networks.

    PORTFOLIO AT A GLANCE

TOTAL ASSETS: $227.0 million
NAV ON JUNE 30, 1998: $25.37
EXPENSE RATIO: 1.54%
INCEPTION DATE: 12/31/89

WHAT DO YOU EXPECT GOING FORWARD?

The economy has shown relatively strong growth year-to-date, but we believe it will slow in the second half. Although there's still a valuation gap between large- and small-cap stocks, earnings growth among select small companies is actually exceeding earnings growth in large companies. Small-cap earnings have held up better than large caps, partially because they have less international exposure than large caps. We believe the small-cap companies we own are in attractive market niches and should be able to continue showing strong earnings growth.

  Over the short term, the small-cap market will continue to be volatile, but we believe it's only a matter of time until investors are once again attracted to the values in this area.

                        PORTFOLIO COMPOSITION [PIE CHART]
                              ---------------------
                           Technology             22.0%
                           Consumer               33.4%
                           Healthcare             13.6%
                           Financial               6.3%
                           Consumer Staples        5.7%
                           Capital Goods           3.1%
                           Energy                  1.9%
                           Transportation          0.6%
                           Telecom Services        0.3%
                           Cash & Equivalents     13.1%

                  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.


Robert Ammann, CFA
Portfolio Manager

FOUNDERS DISCOVERY FUND                                 STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1998 (UNAUDITED)

SHARES                                          MARKET VALUE
------------------------------------------------------------
COMMON STOCKS (DOMESTIC)-83.5%
APPAREL-5.4%
  130,000 Candie's, Inc.*                       $  999,375
  135,000 Cutter and Buck, Inc.*                 3,611,250
  175,000 Maxwell Shoe Company, Inc.*            3,412,500
  189,875 Wolverine World Wide, Inc.             4,117,914
                                                ----------
                                                12,141,039
                                                ----------
AUTO PARTS & EQUIPMENT-0.7%
   87,500 Aftermarket Technology Corporation*    1,640,625
                                                ----------
BUSINESS SERVICES-6.6%
   36,050 Insight Enterprises, Inc.*             1,437,494
   50,000 International Telecommunication Data
         Systems, Inc.*                          1,450,000
   80,000 Lamalie Associates, Inc.*              1,470,000
   83,000 The Metzler Group, Inc.*               3,039,875
  115,000 PC Connection, Inc.*                   1,753,750
   63,000 Pre-Paid Legal Services, Inc.*         1,988,438
   65,000 RWD Technologies, Inc.*                1,519,375
  120,000 United Road Services, Inc.*            2,280,000
                                                ----------
                                                14,938,932
                                                ----------
COMPUTER SOFTWARE/SERVICES-11.0%
  280,000 4Front Technologies, Inc.*             3,517,500
  120,000 Ansoft Corporation*                    1,365,000
  187,500 Computer Management Sciences, Inc.*    4,406,250
  175,000 Datastream Systems, Inc.*              3,325,000
  160,000 Egghead.com, Inc.*                     1,340,000
  100,000 Innovative Technology Systems, Inc.*     600,000
   65,000 New Era of Networks, Inc.*             1,982,500
  210,000 Peregrine Systems, Inc.*               5,985,000
  108,000 TSI International Software Limited*    2,443,500
                                                ----------
                                                24,964,750
                                                ----------
CONSUMER PRODUCTS-0.8%
   84,650 Helen of Troy Limited*                 1,841,138
                                                ----------

CONSUMER SERVICES-4.8%
   55,000 EduTrek International, Inc.*          $1,340,625
  310,000 ResortQuest International, Inc.*       5,056,875
  135,000 Travel Services International, Inc.*   4,421,250
                                                ----------
                                                10,818,750
                                                ----------
ELECTRONICS-1.3%
  125,000 Macrovision Corporation*               2,937,500
                                                ----------
ENVIRONMENTAL SERVICES-1.2%
  200,000 ITEQ, Inc.*                            1,462,500
   62,000 KTI, Inc.*                             1,340,750
                                                ----------
                                                 2,803,250
                                                ----------
FINANCIAL SERVICES-4.6%
  100,000 Franchise Mortgage Acceptance
         Company*                                2,593,750
  220,000 LINC Capital, Inc.*                    3,795,000
   87,825 Resource America, Inc.                 2,546,925
  158,250 United Panam Financial Corporation*    1,602,281
                                                ----------
                                                10,537,956
                                                ----------
FOOD & BEVERAGE-1.1%
   71,400 U.S. Foodservice, Inc.*                2,503,463
                                                ----------
HEALTHCARE SERVICES-12.1%
   95,000 Boron LePore & Associates, Inc.*       3,598,125
   70,000 Brookdale Living Communities, Inc.*    1,767,500
  285,000 Capital Senior Living Corporation*     3,420,000
  260,000 Hanger Orthopedic
         Group, Inc.*                            5,297,500
   56,925 Henry Schein, Inc.*                    2,604,319
  140,000 Orthodontic Centers of America, Inc.*  2,931,250
   57,500 Parexel International Corporation*     2,084,375
  180,000 SteriGenics International, Inc.*       4,635,000
   34,000 Sunrise Assisted Living, Inc.*         1,168,750
                                                ----------
                                                27,506,819
                                                ----------
* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS DISCOVERY FUND

SHARES                                          MARKET VALUE
------------------------------------------------------------
INSURANCE-1.1%
  116,540 Annuity & Life Re Holdings Limited*   $2,576,456
                                                ----------
LEISURE & ENTERTAINMENT-7.7%
   65,000 Action Performance Companies, Inc.*    2,092,188
  130,000 Equity Marketing, Inc.*                2,697,500
  145,000 Fairfield Communities, Inc.*           2,782,188
  160,000 Servico, Inc.*                         2,400,000
  240,400 Silverleaf Resorts, Inc.*              3,666,100
  165,000 Surburban Lodges of
         America, Inc.*                          2,495,625
   67,100 Vistana, Inc.*                         1,224,575
                                                ----------
                                                17,358,176
                                                ----------
MANUFACTURING-0.6%
  170,000 Astro Power, Inc.*                     1,391,876
                                                ----------
MEDICAL SUPPLIES & EQUIPMENT-1.6%
  125,000 Anika Therapeutics, Inc.*              1,828,125
   40,000 ResMed, Inc.*                          1,820,000
                                                ----------
                                                 3,648,125
                                                ----------
OIL SERVICES-1.3%
   42,000 National Oilwell, Inc.*                1,126,125
  100,000 Offshore Logistics, Inc.*              1,775,000
                                                ----------
                                                 2,901,125
                                                ----------
PHOTOGRAPHY & IMAGING-2.2%
  139,000 Analytical Surveys, Inc.*              5,073,500
                                                ----------
PROPERTY-0.6%
  150,000 Bluegreen Corporation*                 1,321,875
                                                ----------
RESTAURANTS-0.9%
   82,500 Dave and Busters, Inc.*                2,052,188
                                                ----------

RETAIL-9.3%
   73,000 dELiA*s, Inc.*                        $1,149,750
  125,000 DM Management Company*                 4,484,375
   80,000 Hot Topic, Inc.*                       1,900,000
   48,000 The Men's Wearhouse, Inc.*             1,584,000
   70,000 O'Reilly Automotive, Inc.*             2,502,500
   84,750 Proffitt's, Inc.*                      3,421,781
   75,000 Rental Service Corporation*            2,521,875
   46,000 Restoration Hardware, Inc.*            1,150,000
   60,000 U. S. Rentals, Inc.*                   2,366,250
                                                ----------
                                                21,080,531
                                                ----------
SEMICONDUCTORS & EQUIPMENT-5.5%
  277,500 American Xtal Technology, Inc.*        3,989,063
  145,000 Applied Micro Circuits Corporation     3,760,938
  110,000 Brooks Automation, Inc.                1,430,000
   75,000 PRI Automation, Inc.*                  1,275,000
   54,175 SpeedFam International, Inc.*            995,466
   37,000 Vitesse Semiconductor Corporation*     1,142,375
                                                ----------
                                                12,592,842
                                                ----------
TELECOMMUNICATION SERVICES-0.3%
   43,900 SmarTalk Teleservices, Inc.*             620,088
                                                ----------
TELECOMMUNICATIONS EQUIPMENT-2.2%
   72,225 Brooktrout Technology, Inc.*           1,002,122
  134,075 Digital Microwave Corporation*           972,044
  185,000 REMEC, Inc.*                           2,104,375
   62,925 Sawtek, Inc.*                            916,345
                                                ----------
                                                 4,994,886
                                                ----------
TRANSPORTATION-0.6%
  125,000 Jevic Transportation, Inc.*            1,375,000
                                                ----------
TOTAL COMMON STOCKS
(DOMESTIC)
(COST-$161,579,577)                            189,620,890
                                               -----------

                                                        STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1998 (UNAUDITED)
                                                                     (CONTINUED)

SHARES                                          MARKET VALUE
------------------------------------------------------------
COMMON STOCKS (FOREIGN)-4.1%
APPAREL-1.3%
   135,000 Tefron Limited Sponsored ADR (IS)*    $ 2,970,000
                                                 -----------
COMPUTER SOFTWARE/SERVICES-0.6%
    44,500 Smallworldwide PLC Sponsored ADR
          (UK)*                                    1,273,813
                                                 -----------
OIL SERVICES-0.6%
    25,000 Stolt Comex Seaway SA
          Class A Sponsored ADR (UK)*                431,250
    50,000 Stolt Comex Seaway SA Sponsored ADR
          (UK)*                                      962,500
                                                 -----------
                                                   1,393,750
                                                 -----------
PUBLISHING & BROADCASTING-1.6%
   200,000 Cinar Films, Inc. Class B
          Sponsored ADR (CA)*                      3,700,000
                                                 -----------
TOTAL COMMON STOCKS
(FOREIGN)
(COST-$5,985,899)                                  9,337,563
                                                 -----------

PRINCIPAL AMOUNT                                AMORTIZED COST
--------------------------------------------------------------
CORPORATE SHORT-TERM NOTES-12.6%
$10,000,000 American Express Credit Corporation
          5.65% 07/01/98                         $10,000,000
 9,100,000 Associates Corporation NA 5.70%
          07/01/98                                 9,092,796
 9,500,000 Merrill Lynch and Company 5.95%
          07/02/98                                 9,498,430
                                                 -----------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-$28,591,226)                      28,591,226
                                                 -----------
TOTAL INVESTMENTS-100.2%
(COST-$196,156,702)                              227,549,679
OTHER ASSETS &
LIABILITIES-(0.2%)                                  (544,285)
                                                 -----------
NET ASSETS-100.0%                               $227,005,394
                                                 ===========

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

                             FOUNDERS PASSPORT FUND
                     AVERAGE ANNUAL TOTAL RETURN [BAR GRAPH]
                                 as of 6/30/98*

                         1 Year         Since Inception
                         ------         ---------------
                         15.77%             13.03%

              *PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                             MSCI World
                         Founders             ex U.S.            Consumer
                       Passport Fund           Index            Price Index
                       -------------           -----            -----------
11/93 ............        $10,000             $10,000             $10,000
6/94  ............        $ 9,671             $11,576             $10,151
6/95  ............        $10,582             $11,840             $10,460
6/96  ............        $13,659             $13,421             $10,747
6/97  ............        $15,209             $15,234             $10,994
6/98  ............        $17,609             $16,192             $11,179

--------------------------------------------------------------------------------
   MANAGEMENT OVERVIEW

                     A DISCUSSION WITH PORTFOLIO MANAGER MICHAEL GERDING

HOW HAS PASSPORT'S PERFORMANCE FARED OVER THE FIRST SIX MONTHS?
International small-cap stocks, such as those in the Founders Passport Fund, outperformed international large caps for the first six months of the year, largely on the strength of the continuing European recovery. Based on this, our total return performance for the six-month period ended June 30, 1998, was 22.95%.
  Morningstar awarded Founders Passport Fund a .... overall rating for the three-year period ended June 30, 1998, among 778 international equity funds.*

* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect risk-adjusted performance through June 30, 1998. The top 10% of the funds in an investment category receive 5 stars and the next 22.5% receive 4 stars. Subject to change every month, a fund's rating is based on its 3-, 5-, and [when available] 10-year average annual total returns [with fee adjustments] in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns.

                  TOP 10 HOLDINGS

 1. TelePizza SA                       4.64%
 2. Altran Technologies SA             3.74%
 3. Porsche AG non-voting preferred    3.26%
 4. Raisio Group PLC Class V           3.21%
 5. MLP preferred                      2.84%
 6. Pizza Express PLC                  2.76%
 7. Psion PLC                          2.55%
 8. Schmalbach Lubeca AG               2.54%
 9. VTech Holdings Limited             2.24%
10. Dassault Systems SA                2.05%

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

WHAT ARE SOME OF THE REASONS INTERNATIONAL SMALL CAPS HAVE DONE SO WELL THIS
YEAR?

Small-cap stocks are very sensitive to local economies and they tend to thrive in the early stages of an economic recovery such as we're seeing in Europe. Small caps are also less dependent on exports, and they've been relatively unscathed by the crisis in Asia. As a result, they have shown stronger earnings growth relative to their large-cap peers.

WHAT IS YOUR EUROPEAN WEIGHTING?

Europe represents over 85% of the equities in the portfolio now. Europe's economies are still accelerating and our confidence in the companies that we own there is strong. Consumer confidence is slowly rising in Europe and unemployment rates in many countries, such as Germany, are dropping.

As a result, we believe the European economy may actually do better than the U.S. in 1998. At any rate, the year will almost certainly mark another year in Europe's accelerating economic recovery.

   PORTFOLIO AT A GLANCE

TOTAL ASSETS: $154.4 million
NAV ON JUNE 30, 1998 $16.77
EXPENSE RATIO: 1.55%
INCEPTION DATE: 11/16/93

WHAT TYPE OF INVESTMENTS HAVE CAUGHT YOUR EYE?
European consumers are expressing confidence in the recovery by spending more freely, although still at a modest rate, and we've seen a number of consumer-sensitive industries there begin to pick up. Our top 10 holdings consist of several familiar names, including the Spanish company TelePizza, Pizza Express, and Raisio Group, the Finnish food company with a new margarine that has been clinically proven to lower cholesterol.

  We also have exposure to European telecommunication providers that are rapidly growing, such as Global Telesystems Group. We also hold Netcomm Systems, the largest privately-owned phone company in Sweden.

  We hold several companies that are not in traditional growth industries, but that show excellent earnings growth potential. One of these is Cinar Films, a Canadian company that produces TV programs for kids. Cinar is building its catalogue of TV shows to drive into syndication. We expect their program pipeline may boost the company's profitability in the future.

DO YOU HAVE ANY ASIAN HOLDINGS?
Just a small weighting in Hong Kong and China, and only because these are special situations -- companies that are impacted by markets outside of Asia rather than their own backyards. In Hong Kong, we've owned shares of VTech Holdings for a long time. VTech manufactures cordless phones and

                        PORTFOLIO COMPOSITION [PIE CHART]
                              ---------------------
                            Germany              14.3%
                            United Kingdom       17.8%
                            Netherlands           6.2%
                            Spain                 4.6%
                            Finland               4.3%
                            Sweden                3.0%
                            Italy                 2.9%
                            Norway                2.8%
                            Japan                 2.5%
                            France                6.8%
                            Other                14.7%
                            Cash & Equivalents   20.1%

                   PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

computer toys, and nearly all its sales are outside Asia, so it's insulated from the crisis. We also have limited exposure to Japan.
  We believe the situation in Asia today is worse than it was a month ago and it continues to deteriorate. There is some good news coming out of Asia, however -- valuations are finally coming down and once they hit bottom, there could be some good stock buys. We are also beginning to see corporate buyers from outside Asia scouting for businesses they can buy within Asia. This could be an early sign that the market is beginning to reflect more realistic valuations.

WHAT DO YOU EXPECT FOR THE REMAINDER OF THE YEAR?
International small-cap prices have outperformed international large caps this year, and we expect this to continue. We'll remain focused on building a portfolio of the most attractive, rapidly-growing small companies from around the world one company at a time, without the constraints of indices or top-down models.

Michael Gerding, CFA
Portfolio Manager

FOUNDERS PASSPORT FUND                                  STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1998 (UNAUDITED)

SHARES                                        MARKET VALUE
-----------------------------------------------------------
PREFERRED STOCKS (FOREIGN)-6.1%

AUTOMOTIVE-3.3%
    1,750 Porsche AG non-voting preferred (GE) $5,041,551
                                                ---------
FINANCIAL SERVICES-2.8%
    9,000 Marschollek, Lautenschlaeger und
         Partner AG non-voting preferred (GE)   4,387,830
                                                ---------
TOTAL PREFERRED STOCKS
(FOREIGN)
(COST-$2,820,559)                               9,429,381
                                                ---------
COMMON STOCKS (FOREIGN)-73.6%
AGRICULTURE-1.0%
   42,200 Nutreco Holding NV (NE)               1,477,062
                                                ---------
AIRLINES-1.5%
   52,100 Ryanair Holdings PLC
         Sponsored ADR (IE)*                    1,849,550
   34,850 Virgin Express Holdings PLC Sponsored
         ADR (BE)*                                444,338
                                                ---------
                                                2,293,888
                                                ---------
APPAREL-0.8%
   58,300 Tefron Limited Sponsored ADR (IS)*    1,282,600
                                                ---------
AUTO PARTS & EQUIPMENT-0.6%
   54,210 Haldex AB (SW)*                         978,851
                                                ---------
BUILDING MATERIALS-1.6%
   46,825 Hunter Douglas NV (NE)*               2,543,586
                                                ---------
BUSINESS SERVICES-8.1%
   25,450 Altran Technologies SA (FR)           $5,778,170
   97,525 BTG PLC (UK)                           1,355,554
   33,975 Brunel International NV (NE)*          1,411,310
   25,000 Paradigm Geophysical Limited
         Sponsored ADR (IS)*                       175,000
  139,775 Select Appointments Holdings PLC (UK)  1,994,117
   24,000 Semcon AB (SW)                           236,241
   10,200 Sixt AG (GE)*                          1,570,970
                                                ----------
                                                12,521,362
                                                ----------
COMPUTER EQUIPMENT-2.6%
  366,375 Psion PLC (UK)                         3,943,131
                                                ----------
COMPUTER SOFTWARE/SERVICES-7.6%
   67,000 Dassault Systems SA (FR)               3,158,144
   46,775 Eidos PLC Sponsored ADR (UK)*            625,616
   29,900 Fuji Soft ABC, Inc. (JA)               1,016,410
  215,150 JBA Holdings PLC (UK)                  2,225,830
   12,000 Meitec Corporation (JA)                  415,030
   36,835 Misys PLC (UK)                         2,092,828
   11,000 New Dimension Software Limited
         Sponsored ADR (IS)*                       367,125
   44,000 Nippon Systems Development Company
         (JA)                                    1,045,966
   25,800 Smallworldwide PLC Sponsored ADR
         (UK)*                                     738,525
                                                ----------
                                                11,685,474
                                                ----------
CONSTRUCTION-1.0%
   26,575 IHC Caland NV (NE)                     1,495,840
                                                ----------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS PASSPORT FUND

SHARES                                         MARKET VALUE
------------------------------------------------------------

CONSUMER PRODUCTS-4.1%
   31,100 Dorel Industries, Inc. Class B (CA)* $1,004,590
   73,700 Industrie Natuzzi
         SPA Sponsored ADR (IT)                 1,916,200
  931,000 VTech Holdings
         Limited (HK)                           3,466,393
                                                ---------
                                                6,387,183
                                                ---------
ELECTRONICS-0.8%
   68,150 Rofin Sinar Technologies, Inc.
         Sponsored ADR (GE)*                    1,209,663
                                                ---------
ENVIRONMENTAL SERVICES-1.5%
   76,725 Tomra Systems ASA (NW)                2,299,700
                                                ---------
FOOD & BEVERAGE-3.7%
   33,850 Compania Cervecerias Unidas SA
         Sponsored ADR (CH)                       710,850
  274,750 Raisio Group PLC Class V (FI)         4,957,759
                                                ---------
                                                5,668,609
                                                ---------
HEALTHCARE SERVICES-0.3%
   20,000 ICON PLC Sponsored ADR (UK)*            502,500
                                                ---------
LEISURE & ENTERTAINMENT-2.3%
2,501,285 Grupo Posadas SA Class A (MX)*        1,514,243
   12,862 KTM Motorradholding AG (AT)           1,002,707
   82,500 Metromedia International Group, Inc.
         (CN)*                                    984,844
                                                ---------
                                                3,501,794
                                                ---------
MACHINERY-3.1%
   33,825 KCI Konecranes International PLC (FI) 1,713,938
   19,575 Kverneland ASA (NW)                     510,197
   76,675 Toolex International NV (NE)*         1,428,563
   54,000 Turbon International AG (GE)          1,169,751
                                                ---------
                                                4,822,449
                                                ---------

MANUFACTURING-0.4%
   17,100 Vestas Wind Systems AS 144A (DE)*`    $ 675,098
                                               ----------
MEDICAL SUPPLIES & EQUIPMENT-0.5%
   50,000 Ortivus AB Class B (SW)*                783,709
                                               ----------
OIL & GAS-1.6%
  275,089 British-Borneo Petroleum
         Syndicate PLC (UK)                     1,374,757
  226,775 Cairn Energy PLC (UK)*                1,038,707
                                               ----------
                                                2,413,464
                                               ----------
OIL SERVICES-1.7%
   24,400 Coflexip SA Sponsored ADR (FR)        1,488,400
   36,950 Petroleum Geological Services
         Sponsored ADR (NW)*                    1,126,975
                                               ----------
                                                2,615,375
                                               ----------
PACKAGING-2.5%
   15,550 Schmalbach Lubeca AG (GE)             3,919,806
                                               ----------
PHARMACEUTICALS-1.9%
   38,450 Schwarz Pharma AG (GE)                3,003,447
                                               ----------
PUBLISHING & BROADCASTING-4.5%
  148,100 Capital Radio PLC (UK)                1,756,700
  128,850 Cinar Films, Inc. Class B Sponsored
         ADR (CA)*                              2,383,725
  229,625 Flextech PLC (UK)*                    2,122,681
   74,350 Gruppo Editoriale L'Espresso SPA (IT)   616,952
                                               ----------
                                                6,880,058
                                               ----------
RESTAURANTS-9.5%
   56,000 Doutor Coffee Company
         Limited (JA)                           1,427,819
  388,850 J D Wetherspoon PLC (UK)              1,868,657
  296,550 Pizza Express PLC (UK)                4,265,411
  674,760 TelePizza SA (SP)*                    7,162,355
                                               ----------
                                               14,724,242
                                               ----------

                                                        STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1998 (UNAUDITED)
                                                                     (CONTINUED)

SHARES                                           MARKET VALUE
--------------------------------------------------------------
RETAIL-3.4%
   22,965 Beter Bed Holdings (NE)               $   835,419
  362,025 Bulgari SPA (IT)                        1,898,159
    6,225 Ceteco Holding NV (NE)                    338,149
   33,650 Douglas Holding AG (GE)                 1,791,312
   16,525 Narvesen ASA (NW)                         344,562
                                                -----------
                                                  5,207,601
                                                -----------
SUPERMARKETS-0.3%
   25,625 Distribucion y Servicio D&S SA
         Sponsored ADR (CH)                         384,375
                                                -----------
TELECOMMUNICATION SERVICES-4.8%
  106,225 Energis PLC (UK)*                       1,616,506
   35,000 Global TeleSystems Group, Inc. (RU)     1,697,500
  111,775 Grupo Iusacell Sponsored ADR
         representing ten Class L shares (MX)*    1,536,906
   68,000 Netcom Systems AB
         Class B (SW)*                            2,604,923
                                                -----------
                                                  7,455,835
                                                -----------
TELECOMMUNICATIONS EQUIPMENT-0.5%
   20,000 NICE-Systems Limited Sponsored ADR
         (IS)*                                      748,750
                                                -----------
TRANSPORTATION-1.4%
   18,050 Koebenhavns Lufthavne SA (DE)           2,189,694
                                                -----------
TOTAL COMMON STOCKS
(FOREIGN)
(COST-$77,738,412)                              113,615,146
                                                -----------


PRINCIPAL AMOUNT                               AMORTIZED COST
-------------------------------------------------------------
CORPORATE SHORT-TERM NOTES-19.3%
$4,000,000 American Express Credit Corporation
         5.57% 07/01/98                         $ 4,000,000
3,000,000 American Express Credit Corporation
         5.65% 07/01/98                           3,000,000
6,800,000 Associates Corporation NA 5.60%
         07/06/98                                 6,794,711
7,100,000 Ford Motor Credit Company 5.70%
         07/02/98                                 7,098,876
7,500,000 Merrill Lynch and Company 5.82%
         07/07/98                                 7,492,725
1,500,000 Sara Lee Corporation 5.75% 07/08/98     1,498,323
                                                -----------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-$29,884,635)                     29,884,635
                                                -----------
TOTAL INVESTMENTS-99.0%
(COST-$110,443,606)  152,929,162

OTHER ASSETS &
LIABILITIES-1.0%                                  1,499,504
                                                -----------
NET ASSETS-100.0%                              $154,428,666
                                                ===========

* NON-INCOME PRODUCING.
` SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE. SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS FRONTIER FUND

                     AVERAGE ANNUAL TOTAL RETURN [BAR GRAPH]
                                 as of 6/30/98*

               1 Year    5 Years   10 Years    Since Inception
               ------    -------   --------    ---------------
               11.52%     14.32%    16.01%         17.86%

              *PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                               Lipper Small Company   Consumer
                  Frontier       Russell 2000   Growth Fund Index    Price Index
                  --------       ------------   -----------------    -----------
6/88 .......      $10,000          $10,000          $10,000             $10,000
6/89 .......      $13,150          $11,281          $11,252             $10,516
6/90 .......      $15,151          $11,613          $12,305             $11,007
6/91 .......      $16,547          $11,767          $12,516             $11,524
6/92 .......      $18,648          $13,477          $14,084             $11,880
6/93 .......      $22,617          $16,980          $17,625             $12,234
6/94 .......      $22,382          $17,717          $18,020             $12,539
6/95 .......      $29,017          $21,281          $22,697             $12,921
6/96 .......      $39,697          $26,368          $29,519             $13,276
6/97 .......      $39,596          $30,677          $31,393             $13,580
6/98 .......      $44,161          $35,738          $36,261             $13,809


   MANAGEMENT OVERVIEW

               A DISCUSSION WITH PORTFOLIO MANAGER MICHAEL HAINES

HOW DID THE FRONTIER FUND PERFORM DURING THE FIRST HALF OF 1998?
Small-cap stocks remain embattled, but using our bottom-up strategy we have found many good values among domestic small-cap companies. These holdings helped us outperform the unmanaged Russell 2000 Index for the six-month period ended June 30, 1998, with a total return of 6.68%, compared to 4.93% for the Index. Longer term, the Frontier Fund outpaced its Lipper Analytical Services category average for the 10-year period ended June 30, 1998.

WHAT'S GOING ON WITH SMALL-CAP STOCKS RIGHT NOW?
Small-cap performance has lagged for several years despite the fact that many of these stocks actually have materially better profit growth than large-cap stocks. Using our bottom-up strategy, we are finding some small-cap companies growing 20% to 40% a year and trading at discounts to these growth rates. Frankly, we're surprised that investors have continued favoring large caps, sacrificing value for liquidity.

  The reality is that small-cap stocks have very attractive relative growth rates and valuations. We believe that there are tremendous values being created in the small-cap sphere and that it is only a matter of time until these companies are recognized. The fact that small-cap performance has been poor for several years relative to large caps makes us more optimistic that we are closer to a turn in relative performance. The key, we believe, is to focus on the long term.

              TOP 10 HOLDINGS

 1. Watson Pharmaceuticals, Inc.       3.27%
 2. HNC Software, Inc.                 2.80%
 3. Sylvan Learning Systems, Inc.      2.44%
 4. Mail-Well, Inc.                    2.38%
 5. CDW Computer Centers, Inc.         2.38%
 6. CKE Restaurants                    2.31%
 7. Action Performance Companies, Inc. 1.95%
 8. Reinsurance Group of America, Inc. 1.94%
 9. Orthodontic Centers of America,
    Inc.                               1.92%
10. American Disposal Services, Inc.   1.92%

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

WHERE ARE YOU FINDING OPPORTUNITIES?

We're finding opportunities as outgrowths of long-term demographic trends. For example, as the Baby Boomers age they're demanding new leisure and healthcare products. This means plenty of opportunity for small companies adept at providing new products and services.

  For example, one small-cap company in the leisure sector that's really taken off is Action Performance Companies. This company has tapped into the growing popularity of NASCAR racing by licensing and distributing motorsports collectibles and other products. They also have contracts with most of the top drivers in NASCAR. Action Performance has good fundamentals and we expect strong earnings growth in the foreseeable future.

    PORTFOLIO AT A GLANCE

TOTAL ASSETS: $196.7 million
NAV ON JUNE 30, 1998: $29.86
EXPENSE RATIO: 1.57%
INCEPTION DATE: 1/22/87

  CheckFree Corp., another of our holdings, ties into the trend for on-demand financial services. CheckFree is the preferred provider of transaction processing for home banking. They service nine of the top 10 banks and 40 of the top 50 banks. We believe we are at the beginning stages of adoption for at-home banking

  On the health side, we added to our positions in several pharmaceutical companies, including Medicis Pharmaceuticals Corp. and Jones Pharma, since we believe there will be a continued demand for their products. Watson Pharmaceuticals, one of our top 10 holdings and a long-term holding, has continued to do well for Frontier Fund.

WHAT WILL IT TAKE FOR SMALL-CAP PERFORMANCE TO TURN AROUND?

Large caps are still providing surprisingly strong earnings growth and liquidity, causing money to flow into them. But sooner or later the values being created on the small-cap side will be recognized. The important thing to remember is that small-cap performance is made up of short periods of time with bursts of outperformance. It can happen fairly quickly, which means it's important to view small caps as a long-term portfolio holding.

Michael Haines
Portfolio Manager

                        PORTFOLIO COMPOSITION [PIE CHART]
                              ---------------------
                           Technology             15.4%
                           Consumer Cyclicals     20.7%
                           Healthcare             21.1%
                           Capital Goods           8.1%
                           Consumer Staples        8.0%
                           Financial               7.5%
                           Telecom Services        4.2%
                           Transportation          2.6%
                           Energy                  2.2%
                           Basic Materials         1.1%
                           Cash & Equivalents      9.1%

                   PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

FOUNDERS FRONTIER FUND                                  STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1998 (UNAUDITED)

SHARES                                         MARKET VALUE
-----------------------------------------------------------
COMMON STOCKS (DOMESTIC)-85.2%

APPAREL-4.0%
   80,000 Jones Apparel Group, Inc.*            $2,925,000
   17,400 The Timberland Company Class A*        1,251,713
   87,550 The Warnaco Group, Inc.
         Class A                                 3,715,403
                                                ----------
                                                 7,892,116
                                                ----------
BANKING-1.0%
  135,000 Friedman, Billings, Ramsey Group,
         Inc.*                                   1,949,063
                                                ----------
BUSINESS SERVICES-10.9%
   93,650 CDW Computer Centers, Inc.*            4,682,500
  216,150 Mail-Well, Inc.*                       4,687,753
   88,000 Personnel Group of America, Inc.*      1,760,000
   50,000 StaffMark, Inc.*                       1,831,250
  146,268 Sylvan Learning Systems, Inc.*         4,790,277
   38,425 USWeb Corporation*                       910,192
  145,350 Unicapital Corporation*                2,779,819
                                                ----------
                                                21,441,791
                                                ----------
BIOTECHNOLOGY-0.3%
   23,950 IDEXX Laboratories, Inc.*                595,756
                                                ----------
CHEMICALS-1.1%
   51,775 OM Group, Inc.                         2,135,719
                                                ----------
COMPUTER SOFTWARE/SERVICES-12.2%
   54,225 Aspen Technologies, Inc.*              2,738,363
   10,200 EarthLink Network, Inc.*                 782,850
  134,775 HNC Software, Inc.*                    5,500,505
  108,525 Harbinger Corporation*                 2,624,948
   23,725 JDA Software Group, Inc.*              1,037,969
   50,000 Legato Systems, Inc.*                  1,950,000
   76,175 Mastech Corporation*                   2,123,378
   81,750 Renaissance Worldwide, Inc.*           1,778,063
   40,500 Software AG Systems, Inc.*             1,184,625
   81,475 Sykes Enterprises, Inc.*               1,634,592
   26,300 Transaction Systems
         Architects, Inc.*                       1,012,550
   45,000 Wind River Systems, Inc.*              1,614,375
                                                ----------
                                                23,982,218
                                                ----------
CONSUMER PRODUCTS-1.0%
   52,800 Gemstar International Group Limited*  $1,966,800
                                                ----------
ELECTRONICS-3.2%
  133,300 Berg Electronics Corporation*          2,607,681
  124,875 CheckFree Holdings Corporation*        3,676,008
                                                ----------
                                                 6,283,689
                                                ----------
ENVIRONMENTAL SERVICES-2.4%
   80,700 American Disposal Services, Inc.*      3,782,813
   34,875 Eastern Environmental Services, Inc.*  1,179,211
                                                ----------
                                                 4,962,024
                                                ----------
FINANCIAL SERVICES-0.8%
   24,200 Affiliated Managers
         Group, Inc.*                              898,425
   50,000 Cash America International, Inc.         762,500
                                                ----------
                                                 1,660,925
                                                ----------
FOOD & BEVERAGE-1.9%
   42,100 American Italian Pasta Company*        1,568,225
   61,850 U.S. Foodservice, Inc.*                2,168,616
                                                ----------
                                                 3,736,841
                                                ----------
HEALTHCARE SERVICES-9.9%
   50,000 Andrx Corporation*                     1,837,500
   82,250 Cerner Corporation*                    2,328,703
   39,800 First Health Group Corporation*        1,134,300
   62,500 Health Care & Retirement Corporation*  2,464,844
  103,750 Health Management Associates, Inc.
         Class A*                                3,469,141
   75,000 Henry Schein, Inc.*                    3,431,250
  180,700 Orthodontic Centers of America, Inc.*  3,783,406
   50,000 Pharmaceutical Product Development,
         Inc.*                                   1,100,000
                                                ----------
                                                19,549,144
                                                ----------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS FRONTIER FUND

SHARES                                         MARKET VALUE
------------------------------------------------------------
INSURANCE-4.3%
   22,945 Frontier Insurance Group, Inc.        $  517,694
   54,150 HCC Insurance Holdings, Inc.           1,191,300
   64,575 Reinsurance Group of
         America, Inc.                           3,817,997
   60,000 Reliastar Financial Corporation        2,880,000
                                                ----------
                                                 8,406,991
                                                ----------
LEISURE & ENTERTAINMENT-3.3%
  119,075 Action Performance
         Companies, Inc.*                        3,832,727
   39,400 Premier Parks, Inc.*                   2,625,025
                                                ----------
                                                 6,457,752
                                                ----------
MANUFACTURING-0.5%
   48,400 Mettler-Toledo International, Inc.*      971,025
                                                ----------
MEDICAL SUPPLIES & EQUIPMENT-0.7%
   87,225 Trex Medical Corporation*              1,439,213
                                                ----------
MISCELLANEOUS-0.8%
   66,600 Wackenhut Corrections Corporation*     1,556,775
                                                ----------
OIL SERVICES-1.9%
   33,800 Cal Dive International, Inc.*            929,500
  163,710 Global Industries Limited*             2,752,374
                                                ----------
                                                 3,681,874
                                                ----------
PHARMACEUTICALS-9.0%
   69,925 Dura Pharmaceuticals, Inc.*            1,564,572
   70,000 Jones Medical Industries, Inc.         2,314,375
  187,000 King Pharmaceuticals, Inc.*            2,618,000
   89,125 Medicis Pharmaceutical Corporation*    3,230,781
   16,625 R.P. Scherer Corporation*              1,473,391
  137,650 Watson Pharmaceuticals, Inc.*          6,426,534
                                                ----------
                                                17,627,653
                                                ----------
PUBLISHING & BROADCASTING-1.5%
   50,000 The Petersen Companies, Inc.*          1,281,250
   43,400 Univision Communications, Inc.*        1,616,650
                                                ----------
                                                 2,897,900
                                                ----------
RESTAURANTS-2.3%
  110,000 CKE Restaurants, Inc.                 $ 4,537,500
                                                -----------
RETAIL-2.5%
   68,275 Stage Stores, Inc.*                     3,089,444
   45,600 United Rentals, Inc.*                   1,915,200
                                                -----------
                                                  5,004,644
                                                -----------
SEMICONDUCTORS & EQUIPMENT-2.8%
   55,525 ATMI,Inc.*                                832,875
  250,175 Amkor Technology, Inc.*                 2,329,755
   65,000 MRV Communications, Inc.*               1,348,750
   44,300 SIPEX Corporation*                        949,681
                                                -----------
                                                  5,461,061
                                                -----------
TELECOMMUNICATION SERVICES-4.3%
  119,150 Allegiance Telecom, Inc.*               1,787,250
   81,525 Espire Communications, Inc.*            1,839,408
   34,025 ICG Communications, Inc.*               1,241,913
   29,600 Intermedia Communications, Inc.*        1,239,500
   60,000 NEXTLINK Communications, Inc.*          2,268,750
                                                -----------
                                                  8,376,821
                                                -----------
TRANSPORTATION-2.6%
   60,000 Expeditors International of
         Washington, Inc.                         2,625,000
   74,750 US Freightways Corporation              2,452,734
                                                -----------
                                                  5,077,734
                                                -----------
TOTAL COMMON STOCKS
(DOMESTIC)
(COST-$129,589,788)                             167,653,029
                                                -----------

                                                        STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1998 (UNAUDITED)
                                                                     (CONTINUED)

SHARES                                         MARKET VALUE
-----------------------------------------------------------
COMMON STOCKS (FOREIGN)-6.1%

BUILDING MATERIALS-1.0%
   35,000 Hunter Douglas NV (NE)                $1,901,239
                                                ----------
CONSTRUCTION-1.0%
   33,100 IHC Caland NV (NE)                     1,863,116
                                                ----------
CONSUMER PRODUCTS-0.8%
   62,000 Industrie Natuzzi SPA Sponsored ADR
         (IT)                                    1,612,000
                                                ----------
LEISURE & ENTERTAINMENT-0.3%
   51,600 Metromedia International Group,
         Inc.(CN)*                                 615,975
                                                ----------
MEDICAL SUPPLIES & EQUIPMENT-1.3%
   76,175 ESC Medical Systems Limited Sponsored
         ADR (IS)*                               2,575,667
                                                ----------
OIL SERVICES-0.4%
   24,450 Petroleum Geological Services
         Sponsored ADR (NW)*                       745,725
                                                ----------
PUBLISHING & BROADCASTING-1.3%
  286,175 Flextech PLC (UK)*                     2,645,436
                                                ----------
TOTAL COMMON STOCKS
(FOREIGN)
(COST-$10,230,010)                              11,959,158
                                                ----------

PRINCIPAL VALUE                                 AMORTIZED COST
--------------------------------------------------------------
CORPORATE SHORT-TERM NOTES-10.0%
$2,900,000 American Express Credit Corporation
          5.65% 07/01/98                         $ 2,900,000
 7,700,000 Merrill Lynch and Company 6.00%
          07/01/98                                 7,700,000
 9,000,000 PHH Corporation 6.10% 07/02/98          8,998,475
                                                 -----------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-$19,598,475)                      19,598,475
                                                 -----------
TOTAL INVESTMENTS-101.3%
(COST-$159,418,273)                              199,210,662

OTHER ASSETS &
LIABILITIES-(1.3%)                                (2,497,173)
                                                 -----------
NET ASSETS-100.0%                               $196,713,489
                                                 ===========

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS SPECIAL FUND


                     AVERAGE ANNUAL TOTAL RETURN [BAR GRAPH]
                                 as of 6/30/98*

               1 Year    5 Year    10 Years    Since Inception
               ------    ------    --------    ---------------
               20.04%    15.15%     16.96%         16.53%

              *PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                Lipper Capital
                                 Appreciation                       Consumer
                  Special         Fund Index     S&P 500 Index     Price Index
                  -------         ----------     -------------     -----------
6/88 .......      $10,000           $10,000          $10,000         $10,000
6/89 .......      $12,052           $12,052          $12,213         $10,516
6/90 .......      $13,998           $14,035          $14,098         $11,007
6/91 .......      $16,504           $15,068          $15,910         $11,524
6/92 .......      $19,551           $17,086          $18,861         $11,880
6/93 .......      $23,654           $19,412          $23,138         $12,234
6/94 .......      $23,175           $19,686          $23,128         $12,539
6/95 .......      $30,025           $24,808          $28,293         $12,921
6/96 .......      $34,854           $31,248          $34,397         $13,276
6/97 .......      $39,877           $42,081          $42,433         $13,580
6/98 .......      $47,870           $54,770          $53,936         $13,809


   MANAGEMENT OVERVIEW

                     A DISCUSSION WITH PORTFOLIO MANAGER
                     PAUL LAROCCO

HOW DID THE SPECIAL FUND PERFORM DURING THE FIRST HALF OF THE YEAR?
Although large-cap stocks continue to dominate the market, mid-cap stocks such as those in the Special Fund are actually showing a higher rate of earnings growth than large caps. This boosted the Fund's total return performance to 13.6% for the six-month period ended June 30, 1998.

WHERE ARE YOU FINDING INVESTMENT OPPORTUNITIES?
  The continued fluctuations in the stock market have given us an opportunity to take profits in several stocks that have had strong runs. We've used the cash to add several new names that offer greater potential for growth at reasonable prices.
  The names we're adding are "new idea" companies with new products, new services, or new business approaches. They are usually fairly mature in their business development, yet still small enough to grow rapidly. We use our bottom-up strategy to identify companies with revenue-driven growth, earnings that are meeting or beating expectations, and management teams that can handle high growth rates.

               TOP 10 HOLDINGS

 1. Total Renal Care Holdings, Inc.    3.07%
 2. Saville Systems PLC                2.70%
 3. JDA Software Group, Inc.           2.53%
 4. AXENT Technologies, Inc.           2.20%
 5. Associates First Capital
    Corporation Class A                2.19%
 6. Cambridge Technology Partners,
    Inc.                               1.97%
 7. Network Associates, Inc.           1.91%
 8. Benckiser NV Class B               1.86%
 9. CKE Restaurants, Inc.              1.84%
10. Green Tree Financial Corporation   1.82%
PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

CAN YOU GIVE US AN EXAMPLE?
JDA Software is a strong "new idea" company. It provides a broad suite of software products that address all aspects of running a retail business. The penetration rate of this type of software in the retail industry is very low, and JDA Software could see significant growth over the next few years.

  We've also concentrated additional assets in some of our favorite names, including healthcare services companies. As the population ages, there will be an increased need for better quality healthcare at lower cost. One example is Healthsouth Corp., which provides rehabilitative facilities and outpatient surgery services outside of hospitals. This means Healthsouth can provide higher quality care at a lower cost.

LOOKING FORWARD, WHAT'S YOUR OUTLOOK FOR MID-CAP STOCKS?
Large-cap earnings growth has slowed, partly due to the impact of the Asian crisis. However, this should actually benefit mid-cap companies as investors move down the capitalization spectrum in search of good growth opportunities. Mid caps should be attractive alternatives to large-cap stocks.


    PORTFOLIO AT A GLANCE

TOTAL ASSETS: $327.0 million
NAV ON JUNE 30, 1998 $8.77
EXPENSE RATIO: 1.32%
INCEPTION DATE: 9/8/61

  Our portfolio is full of rapidly growing companies that are meeting or beating their earnings targets and trading at reasonable valuations. As investors focus on growth at a reasonable price in a liquidity-driven market, we're optimistic that our companies will be recognized in the marketplace.


                        PORTFOLIO COMPOSITION [PIE CHART]
                              ---------------------
                           Technology             31.3%
                           Consumer               14.8%
                           Financial              11.9%
                           Healthcare             10.4%
                           Energy                  3.5%
                           Capital Goods           3.0%
                           Basic Materials         0.7%
                           Telecom Services        0.6%
                           Transportation          0.5%
                           Consumer Staples       14.4%
                           Cash & Equivalents      8.9%

                   PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

Paul LaRocco
Portfolio Manager

FOUNDERS SPECIAL FUND                                   STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1998 (UNAUDITED)

SHARES                                         MARKET VALUE
-----------------------------------------------------------
COMMON STOCKS (DOMESTIC)-75.9%
APPAREL-1.3%
  116,000 Jones Apparel Group, Inc.*            $4,241,250
                                                ----------
BUSINESS SERVICES-3.8%
   61,625 CDW Computer Centers, Inc.*            3,081,250
  123,000 Fiserv, Inc.*                          5,189,063
  124,800 Young & Rubicam, Inc.*                 3,993,600
                                                ----------
                                                12,263,913
                                                ----------
COMPUTER EQUIPMENT-0.3%
   30,150 Telxon Corporation                       968,569
                                                ----------
COMPUTER SOFTWARE/SERVICES-18.4%
   59,000 Affiliated Computer Services, Inc.
         Class A*                                2,271,500
  102,000 Aspen Technology, Inc.*                5,151,000
  235,000 AXENT Technologies, Inc.*              7,182,188
   38,000 BMC Software, Inc.*                    1,973,625
  117,650 Cambridge Technology Partners, Inc.*   6,426,631
   68,000 Compuware, Corporation*                3,472,250
  150,000 Harbinger Corporation*                 3,628,125
  189,300 JDA Software Group, Inc.*              8,281,875
   19,000 Microsoft Corporation*                 2,059,125
  130,500 Network Associates, Inc.*              6,239,531
  207,000 Renaissance Worldwide, Inc.*           4,502,250
  108,500 Sterling Commerce, Inc.*               5,262,250
  100,000 SunGard Data Systems, Inc.*            3,837,500
                                                ----------
                                                60,287,850
                                                ----------
CONSUMER PRODUCTS-1.3%
  132,000 Blyth Industries, Inc.*                4,389,000
                                                ----------
CONSUMER SERVICES-1.5%
  242,725 Cendant Corporation*                   5,066,884
                                                ----------
ENVIRONMENTAL SERVICES-3.1%
   50,500 Allied Waste Industries, Inc.*         1,208,844
   85,000 American Disposal Services, Inc.*      3,984,375
   97,000 USA Waste Services, Inc.*              4,789,375
                                                ----------
                                                 9,982,594
                                                ----------
FINANCIAL SERVICES-8.5%
   93,000 Associates First Capital Corporation
         Class A                                $7,149,375
   19,000 Capital One Financial Corporation      2,359,563
   40,000 The FINOVA Group, Inc.                 2,265,000
  139,000 Green Tree Financial Corporation       5,950,938
  114,000 Nationwide Financial
         Services, Inc.                          5,814,000
  147,825 Resource America, Inc.                 4,286,925
                                                ----------
                                                27,825,801
                                                ----------
HEALTHCARE SERVICES-8.1%
  199,500 Concentra Managed Care, Inc.*          5,174,531
  219,000 Healthsouth Corporation*               5,844,563
   85,000 NCS Healthcare, Inc.*                  2,422,500
   59,050 Quintiles Transnational Corporation*   2,900,831
  291,000 Total Renal Care Holdings, Inc.*      10,039,500
                                                ----------
                                                26,381,925
                                                ----------
INSURANCE-0.9%
   65,500 Conseco, Inc.                          3,062,125
                                                ----------
LEISURE & ENTERTAINMENT-2.0%
  147,100 Midway Games, Inc.*                    2,298,438
   61,600 Premier Parks, Inc.*                   4,104,100
                                                ----------
                                                 6,402,538
                                                ----------
MISCELLANEOUS-0.8%
  109,450 Wackenhut Corrections Corporation*     2,558,394
                                                ----------
OIL SERVICES-2.0%
   60,000 EVI Weatherford, Inc.*                 2,227,500
  171,000 Global Industries Limited*             2,874,938
   34,500 Halliburton Company                    1,537,406
                                                ----------
                                                 6,639,844
                                                ----------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS SPECIAL FUND

SHARES                                          MARKET VALUE
------------------------------------------------------------
PHARMACEUTICALS-2.4%
   72,000 Medicis Pharmaceutical Corporation*   $ 2,610,000
  172,725 Mylan Laboratories, Inc.                5,192,545
                                                -----------
                                                  7,802,545
                                                -----------
PUBLISHING & BROADCASTING-4.1%
  103,000 Applied Graphics Technologies, Inc.*    4,692,938
  113,000 Cox Radio, Inc.*                        4,887,250
   83,500 MediaOne Group, Inc.*                   3,668,781
                                                -----------
                                                 13,248,969
                                                -----------
RESTAURANTS-3.1%
  145,750 CKE Restaurants, Inc.                   6,012,188
  109,500 Outback Steakhouse, Inc.*               4,263,656
                                                -----------
                                                 10,275,844
                                                -----------
RETAIL-5.7%
   87,125 Fred Meyer, Inc.*                       3,702,813
  112,450 Lowe's Companies, Inc.                  4,561,253
   96,800 Pier 1 Imports, Inc.                    2,311,100
   64,000 Stage Stores, Inc.*                     2,896,000
  131,425 U. S. Rentals, Inc.                     5,183,073
                                                -----------
                                                 18,654,239
                                                -----------
SEMICONDUCTORS & EQUIPMENT-4.6%
  363,200 Amkor Technology, Inc.*                 3,382,300
   50,000 Intel Corporation                       3,703,125
   23,300 Maxim Integrated
         Products, Inc.*                            736,863
   60,000 Uniphase Corporation*                   3,765,000
  109,000 Vitesse Semiconductor Corporation*      3,365,375
                                                -----------
                                                 14,952,663
                                                -----------
TELECOMMUNICATION SERVICES-0.6%
   49,000 WinStar Communications, Inc.*         $ 2,103,938
                                                -----------
TELECOMMUNICATIONS EQUIPMENT-2.9%
  100,000 Advanced Fibre
         Communications, Inc.*                    4,006,250
   50,000 Pairgain Technologies, Inc.*              868,750
   54,250 Sawtek, Inc.*                             790,016
   53,675 Tellabs, Inc.*                          3,841,117
                                                -----------
                                                  9,506,133
                                                -----------
TRANSPORTATION-0.5%
   45,000 USFreightways Corporation               1,476,563
                                                -----------
TOTAL COMMON STOCKS
(DOMESTIC)
(COST-$210,307,214)                             248,091,581
                                                -----------
COMMON STOCKS (FOREIGN)-15.5%
BANKING-1.1%
  773,225 Banca di Roma (IT)*                    1,609,101
   21,000 Unidanmark AS Class A (DE)             1,887,220
                                                ----------
                                                 3,496,321
                                                ----------
BUSINESS SERVICES-1.4%
  700,000 WPP Group PLC (UK)                     4,587,808
                                                ----------
CHEMICALS-0.7%
   13,500 Air Liquide (FR)                       2,232,720
                                                ----------
COMPUTER SOFTWARE/SERVICES-3.6%
   56,450 CBT Group PLC Sponsored ADR (UK)*      3,020,075
  177,500 Saville Systems PLC Sponsored ADR
         (IE)*                                   8,850,667
                                                ----------
                                                11,870,742
                                                ----------

                                                        STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1998 (UNAUDITED)
                                                                     (CONTINUED)

SHARES                                          MARKET VALUE
------------------------------------------------------------
CONSUMER PRODUCTS-1.9%
   98,725 Benckiser NV Class B (NE)*            $6,071,427
                                                ----------
FINANCIAL SERVICES-1.4%
   69,000 ING Groep NV (NE)                      4,518,140
                                                ----------
FOOD & BEVERAGE-1.4%
   15,650 Groupe Danone (FR)                     4,312,924
   45,050 Quilmes Industrial SA Registered
         (AR)*                                     396,440
                                                ----------
                                                 4,709,364
                                                ----------
OIL SERVICES-1.4%
   28,000 Petroleum Geological Services
         Sponsored ADR (NW)*                       854,000
   70,000 Stolt Comex Seaway SA Class A
         Sponsored ADR (UK)*                     1,207,500
  140,000 Stolt Comex Seaway SA Sponsored ADR
         (UK)*                                   2,695,000
                                                ----------
                                                 4,756,500
                                                ----------
PUBLISHING & BROADCASTING-2.6%
  250,000 Cinar Films, Inc. Class B Sponsored
         ADR (CA)*                               4,625,000
  105,500 Ver Ned Uitgeversbedr Ver Bezit NV
         (NE)                                    3,832,686
                                                ----------
                                                 8,457,686
                                                ----------

PRINCIPAL AMOUNT                               AMORTIZED COST
-------------------------------------------------------------
TOTAL COMMON STOCKS
(FOREIGN)
(COST-$39,792,319)                                50,700,708
                                                 -----------
CORPORATE SHORT-TERM NOTES-7.6%
$ 9,200,000 American Express Credit Corporation
          5.95%
          07/02/98                               $ 9,198,479
15,700,000 Merrill Lynch and Company 6.00%
          07/01/98                                15,700,000
                                                 -----------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-$24,898,479)                      24,898,479
                                                 -----------
TOTAL INVESTMENTS-99.0%
(COST-$274,998,012)                              323,690,768
OTHER ASSETS & LIABILITIES-1.0%
                                                   3,310,465
                                                 -----------
NET ASSETS-100.0%                               $327,001,233
                                                 ===========

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

                       FOUNDERS INTERNATIONAL EQUITY FUND

                     AVERAGE ANNUAL TOTAL RETURN [BAR GRAPH]
                                 as of 6/30/98*

                         1 Year         Since Inception
                         ------         ---------------
                         22.05%             23.23%

              *PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                                 MSCI World
                            International          ex U.S.           Consumer
                               Equity              Index            Price Index
                               ------              -----            -----------
12/95 ...........              $10,000            $10,000             $10,000
06/96 ...........              $11,460            $10,469             $10,209
12/96 ...........              $11,862            $10,686             $10,333
06/97 ...........              $13,814            $11,884             $10,443
12/97 ...........              $13,776            $10,927             $10,509
06/98 ...........              $16,863            $12,631             $10,618


MANAGEMENT OVERVIEW

                     A DISCUSSION WITH PORTFOLIO MANAGER DOUGLAS LOEFFLER

HOW DID THE INTERNATIONAL EQUITY FUND DO DURING THE FIRST SIX MONTHS OF 1998? We're still heavily weighted in Europe at over 83% of the portfolio. These holdings boosted our six-month total return to 22.41% for the period ended June 30, 1998. Further, THE WALL STREET JOURNAL awarded Founders International Equity Fund an "A" rating based on average annual total return among 479 international stock funds reported by Lipper Analytical Services for the one-year period ended June 30, 1998.*

WHAT'S DRIVEN THE EUROPEAN STOCKS IN THE PORTFOLIO?
There are several factors involved. As European countries begin converting to the new Euro, we're seeing lower interest rates in several countries. We're also seeing an

* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. In THE WALL STREET JOURNAL'S July 6, 1998 issue, an "A" rating reflected that the Fund was in the top 20% of all international stock funds, as classified by Lipper Analytical Services.

increasing investor demand for equities. These two factors, combined with Europe's generally steady or accelerating economic growth, have benefited many European stocks.

  One of the most significant recent European developments is the IMF's $22.6 billion financial aid package to Russia. This should ease Russia's interest rates and currency problems. The aid package will also relieve pressure on Germany's banks, since Germany is Russia's largest creditor and trading partner. In fact, the day after the package was announced, Dresdner Bank was up 5%. Finland should also benefit from the IMF package since it is another of Russia's primary trading partners.

             TOP 10 HOLDINGS

 1. Merita Limited Series A            3.04%
 2. Cable and Wireless Communications
    PLC                                2.24%
 3. Compass Group PLC                  2.18%
 4. Oce NV                             2.17%
 5. Nokia Oyj Sponsored ADR            2.12%
 6. KTM-Motorradholding AG             2.08%
 7. WPP Group PLC                      2.04%
 8. Altran Technologies SA             2.02%
 9. ING Groep NV                       1.98%
10. Pearson PLC                        1.95%

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

WHERE ARE YOU FINDING THE BEST OPPORTUNITIES?

It's important to emphasize that we do not select stocks for the portfolio based on index weightings or countries. Instead, we're using our bottom-up strategy to identify growing companies throughout the world and currently are invested in roughly 20 countries. As an example, we've found many good growth opportunities in Finland, including Nokia, a telecommunications equipment company; Merita, a Finnish bank; and Sponda, the leading Finnish property company. We also added one of the world's leading elevator manufacturers, a Finnish company called Kone Oyj.

   PORTFOLIO AT A GLANCE

TOTAL ASSETS: $22.5 million
NAV ON JUNE 30, 1998: $14.75
EXPENSE RATIO: 1.80%
INCEPTION DATE: 12/29/95

WHAT'S YOUR VIEW ON ASIA?

The Asian economies have made positive steps forward, but problems still remain and the crisis is definitely not a short-term problem. We just got back from a week-long visit to Japan, where we looked for new additions to the portfolio. Although roughly 3.1% of the Fund is invested in Japanese companies, it has been difficult to identify stocks that will do well regardless of Japan's political and economic problems. There are certainly opportunities for short-term improvements, but we believe it could actually take years to correct many of Japan's deep-seated problems. We are modestly encouraged that the pace of change will pick up.

WHAT'S YOUR OUTLOOK FOR THE REST OF THE YEAR?
Lately, stock markets around the world have flattened out, following a robust first quarter that was liquidity driven. While this created a rising tide that raised all boats, we're now seeing stronger performance from the better-quality, high-growth companies such as those in the International Fund.


                        PORTFOLIO COMPOSITION [PIE CHART]
                              ---------------------
                        Netherlands             12.4%
                        Germany                 15.4%
                        United Kingdom          17.4%
                        Finland                  9.4%
                        France                   9.0%
                        Italy                    4.0%
                        Sweden                   3.6%
                        Austria                  3.1%
                        Japan                    3.1%
                        Switzerland              3.0%
                        Other                   15.0%
                        Cash & Equivalents       4.6%

                   PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

  While we think Europe may be the biggest engine for international growth, we'll continue searching the globe for new and exciting opportunities as demonstrated by our holdings in many different countries.

Douglas Loeffler, CFA
Portfolio Manager

FOUNDERS INTERNATIONAL EQUITY FUND                      STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1998 (UNAUDITED)

SHARES                                        MARKET VALUE
----------------------------------------------------------
PREFERRED STOCKS (FOREIGN)-5.9%
AUTOMOTIVE-1.9%
      150 Porsche AG non-voting
         preferred (GE)*                        $ 432,133
                                                ---------
COMPUTER SOFTWARE/SERVICES-1.5%
      500 Systeme, Anwendungen, Produkte in der
         Datenverarbeitung AG non-voting
         preferred (GE)*                          339,320
                                                ---------
PUBLISHING & BROADCASTING-1.3%
    5,600 ProSieben Media AG
         144A preferred (GE)                      290,083
                                                ---------
RETAIL-1.2%
    3,000 Hornbach Holding AG
         preferred (GE)*                          274,238
                                                ---------
TOTAL PREFERRED STOCKS
(FOREIGN)
(COST-$1,052,819)                               1,335,774
                                                ---------
COMMON STOCKS (FOREIGN)-89.5%
AIRLINES-2.3%
   12,725 Deutsche Lufthansa AG 144A (GE)*        320,364
   10,000 SAS Danmark AS (DE)*                    200,655
                                                ---------
                                                  521,019
                                                ---------
APPAREL-1.4%
    1,800 Adidas-Salomon AG (GE)*                 313,625
                                                ---------
AUTOMOTIVE-1.7%
   13,000 Volvo AB Class B (SW)*                  387,152
                                                ---------
AUTO PARTS & EQUIPMENT-1.8%
    7,000 Compagnie Generale des Etablissements
         Michelin Class B (FR)*                   404,069
                                                ---------
BANKING-5.8%
  117,675 Banca di Roma (IT)                      244,942
    2,600 Dresdner Bank AG (GE)*                  140,443
  104,000 Merita Limited Series A (FI)*           686,206
    2,600 Unidanmark AS Class A (DE)*             233,655
                                                ---------
                                                1,305,246
                                                ---------

BUSINESS SERVICES-8.1%
      950 Adecco SA (SZ)*                       $ 428,365
    2,000 Altran Technologies SA (FR)*            454,170
   42,825 Compass Group PLC (UK)*                 492,348
   70,000 WPP Group PLC (UK)*                     458,745
                                                ---------
                                                1,833,628
                                                ---------
CAPITAL GOODS-0.5%
  150,000 Guangdong Kelon Electrical Holdings
         Company Limited (CN)*                    118,087
                                                ---------
CHEMICALS-1.1%
    1,463 Air Liquide (FR)*                       241,864
                                                ---------
COMPUTER SOFTWARE/SERVICES-5.8%
    3,300 CBT Group PLC Sponsored ADR (UK)        176,550
   25,000 Computacenter PLC 144A (UK)             314,116
    8,500 Dr. Solomon's Group PLC Sponsored ADR
         (UK)                                     295,375
   23,600 JBA Holdings PLC (UK)*                  244,152
   10,000 Konami Company Limited (JA)*            215,081
    2,000 Meitec Corporation (JA)*                 69,172
                                                ---------
                                                1,314,446
                                                ---------
CONSTRUCTION-1.4%
    7,500 Brisa Auto-Estradas de Portugal
         SA (PO)*                                 320,756
                                                ---------
CONSUMER PRODUCTS-5.7%
    6,925 Benckiser NV Class B (NE)               425,876
    9,300 Dorel Industries, Inc. Class B (CA)     300,408
    6,025 Gucci Group NV Sponsored ADR (NE)*      319,325
   15,000 Kao Corporation (JA)*                   231,293
                                                ---------
                                                1,276,902
                                                ---------
CONSUMER SERVICES-1.2%
   86,200 Thomson Travel Group PLC (UK)           268,970
                                                ---------
ELECTRONICS-1.4%
    3,725 Philips Electronics NV New York
         Registered Shares (NE)*                  316,625
                                                ---------

    * NON-INCOME PRODUCING.
    + SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE
      RESTRICTED FOR RESALE.
      SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS INTERNATIONAL EQUITY FUND

SHARES                                        MARKET VALUE
----------------------------------------------------------
FINANCIAL SERVICES-3.3%
   22,425 Credito Italiano SPA (IT)*            $ 117,389
    6,800 ING Groep NV (NE)*                      445,266
    3,900 Takefuji Corporation (JA)*              179,847
                                                ---------
                                                  742,502
                                                ---------
FOOD & BEVERAGE-3.2%
    1,500 Groupe Danone (FR)*                     413,505
   10,150 Panamerican Beverages, Inc. Class A
         (MX)*                                    319,091
                                                ---------
                                                  732,596
                                                ---------
INSURANCE-1.3%
   28,000 Royal & Sun Alliance Insurance Group
         PLC (UK)*                                289,438
                                                ---------
LEISURE & ENTERTAINMENT-3.6%
    6,000 KTM Motorradholding AG (AT)*            467,753
   63,675 Ladbroke Group PLC (UK)*                349,565
                                                ---------
                                                  817,318
                                                ---------
MACHINERY-8.9%
    8,000 Alstom SA (FR)                          263,285
    4,050 KCI Konecranes International
         PLC (FI)*                                205,217
    2,300 Kone Oyj B Shares (FI)*                 322,798
      700 Krones AG Preferred (GE)*               281,163
    3,000 Mannesmann AG (GE)*                     308,291
   18,000 Toolex International NV (NE)*           335,365
    1,900 VA Technologie AG (AT)*                 236,391
    2,950 Valmet Corporation Ordinary A (FI)*      50,866
                                                ---------
                                                2,003,376
                                                ---------
OFFICE SUPPLIES & EQUIPMENT-2.2%
   11,500 Oce NV (NE)*                            489,578
                                                ---------

OIL & GAS-4.5%
    4,025 Eni SPA Sponsored ADR (IT)*           $ 261,625
   25,000 Gulf Canada Resources
         Limited (CA)                             123,438
    9,000 Gulf Indonesia Resources Limited (ID)   103,500
    4,000 Total SA Sponsored ADR (FR)*            261,500
    9,000 YPF Sociedad Anonima Sponsored ADR
         representing one Class D share (AR)*     270,563
                                                ---------
                                                1,020,626
                                                ---------
OIL SERVICES-1.0%
    4,200 Aker Maritime ASA (NW)*                  73,891
    4,600 Petroleum Geological Services
         Sponsored ADR (NW)                       140,300
                                                ---------
                                                  214,191
                                                ---------
PACKAGING-1.3%
    1,150 Schmalbach Lubeca AG (GE)*              289,889
                                                ---------
PAPER & FOREST PRODUCTS-0.7%
   15,375 Metsa-Serla Oyj Class B (FI)*           148,526
                                                ---------
PHARMACEUTICALS-1.8%
      150 Novartis AG Registered (SZ)*            249,598
    2,000 Schwarz Pharma AG (GE)*                 156,226
                                                ---------
                                                  405,824
                                                ---------
PROPERTY-1.0%
   31,600 Sponda Oyj 144A (FI)                    221,748
                                                ---------
PUBLISHING & BROADCASTING-5.2%
   24,000 Pearson PLC (UK)*                       439,711
   17,000 Schibsted ASA (NW)*                     285,789
   12,075 Ver Ned Uitgeversbedr Ver
         Bezit NV (NE)*                           438,670
                                                ---------
                                                1,164,170
                                                ---------

                                                        STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1998 (UNAUDITED)
                                                                     (CONTINUED)

SHARES                                         MARKET VALUE
-----------------------------------------------------------
RETAIL-2.3%
      525 Ceteco Holding NV (NE)*               $   28,519
   11,475 Dixons Group PLC (UK)*                    91,524
    6,075 Douglas Holdings AG (GE)*                323,409
    4,025 Narvesen ASA (NW)*                        83,925
                                                ----------
                                                   527,377
                                                ----------
TELECOMMUNICATION SERVICES-8.9%
   50,000 Cable and Wireless Communications PLC
         (UK)                                      504,756
    5,350 China Telecom Limited Sponsored ADR
         (HK)                                      184,909
    6,150 Global TeleSystems Group, Inc. (RU)      298,275
   11,250 Netcom Systems AB Class B (SW)           430,962
    1,450 Telecomunicacoes Brasileiras
         Sponsored ADR (BR)*                       158,322
   12,500 Telecom Italia SPA (IT)*                  92,016
   40,000 Telecom Italia SPA Savings Share
         (IT)*                                     193,637
    4,700 Telefonica de Argentina SA Sponsored
         ADR representing ten Class B ordinary
         shares (AR)*                              152,456
                                                ----------
                                                 2,015,333
                                                ----------
TELECOMMUNICATIONS EQUIPMENT-2.1%
    6,600 Nokia Oyj Corporation Sponsored ADR
         (FI)*                                     478,913
                                                ----------
TOTAL COMMON STOCKS
(FOREIGN)
(COST-$17,004,332)                              20,183,794
                                                ----------

PRINCIPAL AMOUNT                              AMORTIZED COST
------------------------------------------------------------
CORPORATE SHORT-TERM NOTES-11.5%
 $600,000 Aluminum Company of America 6.20%
         07/01/98                               $  600,000
  900,000 American Express Credit Corporation
         5.57% 07/01/98                            900,000
  500,000 Ford Motor Credit Company 5.70%
         07/02/98                                  499,921
  600,000 Merrill Lynch and Company 6.02%
         07/02/98                                  599,900
                                                ----------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$2,599,821)
                                                 2,599,821
                                                ----------
TOTAL INVESTMENTS-106.9%
(COST-$20,656,972)                              24,119,389
OTHER ASSETS & LIABILITIES-(6.9%)
                                                (1,580,497)
                                                ----------
NET ASSETS-100.0%                              $22,538,892
                                                ==========

 * NON-INCOME PRODUCING.
 + SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE
   RESTRICTED FOR RESALE.
   SEE NOTES TO FINANCIAL STATEMENTS.

                         FOUNDERS WORLDWIDE GROWTH FUND

                     AVERAGE ANNUAL TOTAL RETURN [BAR GRAPH]
                                 as of 6/30/98*

                     1 Year       5 Year      Since Inception
                     ------       ------      ---------------
                     14.96%       16.56%          14.85%

               *PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                       Founders         MSCI            Lipper         Consumer
                      Worldwide         World           Global          Price
                     Growth Fund        Index         Fund Index        Index
                      ----------      ----------      ----------      ---------
12/89  .......        $ 10,000         $ 10,000        $ 10,000        $ 10,000
06/90  .......        $ 11,050         $  9,257        $ 10,316        $ 10,301
06/91  .......        $ 11,797         $  8,804        $  9,733        $ 10,785
06/92  .......        $ 14,090         $  9,176        $ 11,033        $ 11,118
06/93  .......        $ 15,083         $ 10,714        $ 12,109        $ 11,450
06/94  .......        $ 17,703         $ 11,810        $ 14,032        $ 11,736
06/95  .......        $ 20,743         $ 13,069        $ 15,231        $ 12,092
06/96  .......        $ 24,920         $ 15,479        $ 17,863        $ 12,425
06/97  .......        $ 28,220         $ 18,925        $ 21,532        $ 12,710
06/98  .......        $ 32,444         $ 22,147        $ 24,661        $ 12,924


   MANAGEMENT OVERVIEW

                     A DISCUSSION WITH PORTFOLIO MANAGER MICHAEL GERDING

HOW DID THE WORLDWIDE GROWTH FUND PERFORM DURING THE FIRST SIX MONTHS OF 1998? Largely on the strength of our European holdings, Founders Worldwide Growth Fund had a total return of 15.11% for the six-month period ended June 30, 1998. Our confidence in the European economies continues to be strong as demonstrated by the fact that 67% of the equities in the portfolio are European.

  The Fund has been recognized for its long-term performance with a .... overall rating from Morningstar for the three- and five-year periods ended June 30, 1998, among 778 international equity funds rated for the three-year period, and 338 for the five-year period.*

WHAT'S DRIVING EUROPEAN STOCKS?
European economies are still accelerating, consumer confidence is slowly rising, and

 * PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect risk-adjusted performance through June 30, 1998. The top 10% of the funds in an investment category receive 5 stars and the next 22.5% receive 4 stars. Subject to change every month, a fund's rating is based on its 3-, 5-, and [when available] 10-year average annual total returns [with fee adjustments] in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns.

unemployment rates in many countries, such as Germany, are dropping.

  Investor interest is really driving the markets in Europe and companies are realizing they must satisfy their shareholders to access the capital markets. Many European companies are using share options as employee incentives. It's a lot like the changes seen a few years ago in the United States, where employees at companies across America became shareowners through 401(k)s or stock option plans.

                   TOP 10 HOLDINGS

 1. MLP Preferred                      3.08%
 2. Merita Limited Class A             2.61%
 3. Oce NV                             2.24%
 4. Compass Group PLC                  2.23%
 5. Groupe Danone                      2.22%
 6. WorldCom, Inc.                     2.16%
 7. Ladbroke Group PLC                 2.12%
 8. VNU NV                             2.01%
 9. WPP Group PLC                      1.97%
10. ING Groep NV                       1.91%

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

WHICH STOCKS ARE BENEFITING FROM THE CHANGES IN EUROPE?
Credito Italiano, an Italian financial services company, is a good example of the developing European equity culture. Many financial services companies and banks have been forced to expand their focus and Credito Italiano has grown its business dramatically on the non-bank side by expanding into mutual funds.

  We've also seen a number of European large-cap companies restructure to become more competitive globally. For example, Volkswagen is streamlining its platforms so that when finished nearly 60% of its parts will be common across all models. This should positively impact its manu- facturing costs.

     PORTFOLIO AT A GLANCE

TOTAL ASSETS: $332.8 million
NAV ON JUNE 30, 1998 $24.30
EXPENSE RATIO: 1.47%
INCEPTION DATE: 12/31/89

WHAT'S AHEAD FOR EUROPE?
Europe's corporate restructuring is likely to go on for a decade or more. We believe the European economy may actually do better than the U.S. in 1998.

WHERE ELSE ARE YOU INVESTED?
We've identified growing companies in roughly 20 countries around the world. However, we've had difficulty identifying good U.S. companies that meet our criteria. Our U.S. weighting is relatively low at 17%. The U.S. economy is slowing and it appears likely that growth will drop to 1 or 2%. We've also had a long-lived economic recovery that is making it difficult for companies to grow earnings.

WHAT ARE YOUR THOUGHTS ON ASIA?
We're amazed how optimistic people are toward Asia. We believe the situation today is worse than it was a month ago or at the beginning of the year and it continues to deteriorate. Many economic indicators are far worse than the data that came out of the United States' Depression in the 1930s.

We're also seeing signs that the crisis is affecting countries that previously were more immune -- countries like Hong Kong and Taiwan. Based on performance, these are two of the worst performing markets year-to-date.

  The good news from Asia is that valuations are finally coming down. Once they hit the bottom, there could be some good stock buys

                        PORTFOLIO COMPOSITION [PIE CHART]
                              ---------------------
                           United Kingdom       14.4%
                           Germany              14.5%
                           United States        17.4%
                           Netherlands          10.6%
                           France                5.5%
                           Japan                 4.6%
                           Italy                 4.5%
                           Finland               3.7%
                           Argentina             2.8%
                           Norway                1.3%
                           Other                 6.3%
                           Cash & Equivalents   14.4%

                  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

provided we begin to see earnings growth. We are also beginning to see companies outside Asia scouting for businesses within the region they can buy. This could be an early sign that the market is beginning to reflect more realistic valuations.

AND JAPAN?
We're underweight in Japan, at 4.6% of the Fund. We believe the Japanese government is still avoiding many of the issues necessary to restore its economy. We are just not finding many companies growing earnings there.

GIVEN YOUR OUTLOOK, HOW WILL YOU APPROACH THE REST OF THE YEAR?
As always, instead of focusing on a macroeconomic picture, or making country or regional allocations, we'll continue to rely on our bottom-up strategy of selecting individual stocks on a company-by-company basis. As we scour the globe for these companies, we believe we will continue to find most of the values in Europe, but we'll continue to watch for opportunities throughout the world.

FOUNDERS WORLDWIDE GROWTH FUND                          STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1998 (UNAUDITED)

SHARES                                        MARKET VALUE
----------------------------------------------------------
PREFERRED STOCKS (FOREIGN)-7.6%

AUTOMOTIVE-1.6%
    7,700 Volkswagen AG
         non-voting preferred (GE)              $5,305,755
                                                ----------
COMPUTER SOFTWARE/SERVICES-1.0%
    4,800 Systeme, Anwendungen, Produkte in der
         Datenverarbeitung AG
         non-voting preferred (GE)               3,257,618
                                                ----------
FINANCIAL SERVICES-3.1%
   21,025 Marschollek, Lautenschlaeger und
         Partner AG non-voting preferred (GE)   10,250,082
                                                ----------
PUBLISHING & BROADCASTING-1.2%
   79,700 ProSieben Media AG 144A preferred
         (GE)`                                   4,128,504
                                                ----------
RETAIL-0.7%
   26,000 Hornbach Holding AG preferred (GE)     2,376,731
                                                ----------
TOTAL PREFERRED STOCKS (FOREIGN)
(COST-$11,329,102)                              25,318,690
                                                ----------
COMMON STOCKS (DOMESTIC)-17.4%
APPAREL-2.6%
  109,100 The Warnaco Group, Inc.
         Class A                                 4,629,931
  193,830 Wolverine World Wide, Inc.             4,203,688
                                                ----------
                                                 8,833,619
                                                ----------
BUSINESS SERVICES-1.4%
  159,525 Manpower, Inc.                         4,576,373
                                                ----------
ELECTRONICS-1.4%
   76,550 Emerson Electric Company               4,621,706
                                                ----------
FINANCIAL SERVICES-1.9%
  146,325 Green Tree Financial Corporation       6,264,539
                                                ----------
FOOD & BEVERAGE-1.7%
  134,225 Pepsico, Inc.                          5,528,392
                                                ----------
HEALTHCARE SERVICES-0.8%
  103,988 Quorum Health Group, Inc.*            $2,742,684
                                                ----------
OIL & GAS-1.3%
  134,950 Apache Corporation                     4,250,925
                                                ----------
OIL SERVICES-0.5%
   36,250 Dresser Industries, Inc.               1,597,266
                                                ----------
PUBLISHING & BROADCASTING-1.8%
   99,175 Jacor Communications, Inc.*            5,851,325
                                                ----------
RETAIL-1.5%
  167,525 Guitar Center, Inc.*                   5,046,691
                                                ----------
TELECOMMUNICATION SERVICES-2.1%
  148,950 WorldCom, Inc.*                        7,196,147
                                                ----------
TELECOMMUNICATIONS EQUIPMENT-0.4%
  179,150 Digital Microwave Corporation*         1,298,838
                                                ----------
TOTAL COMMON STOCKS
(DOMESTIC)
(COST-$47,355,618)                              57,808,505
                                                ----------
COMMON STOCKS (FOREIGN)-60.4%

AIRLINES-2.1%
  203,600 Deutsche Lufthansa AG
         144A (GE)                               5,126,659
   99,875 SAS Danmark AS (DE)                    2,004,168
                                                ----------
                                                 7,130,827
                                                ----------
APPAREL-1.5%
   29,225 Adidas-Salomon AG (GE)                 5,092,013
                                                ----------
BANKING-4.9%
2,163,775 Banca di Roma (IT)*                    4,503,934
   60,000 Dresdner Bank AG (GE)                  3,240,997
1,315,000 Merita Limited Series A (FI)           8,676,546
                                                ----------
                                                16,421,477
                                                ----------

   * NON-INCOME PRODUCING.
   + SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED RESTRICTED
     FOR RESALE.
     SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS WORLDWIDE GROWTH FUND

SHARES                                         MARKET VALUE
-----------------------------------------------------------
BUSINESS SERVICES-4.2%
  646,900 Compass Group PLC (UK)                $7,437,245
1,000,000 WPP Group PLC (UK)                     6,554,012
                                                ----------
                                                13,991,257
                                                ----------
CHEMICALS-2.5%
   25,903 Air Liquide (FR)                       4,282,106
   63,750 Imperial Chemical Industries PLC
         Sponsored ADR (UK)                      4,111,875
                                                ----------
                                                 8,393,981
                                                ----------
COMPUTER SOFTWARE/SERVICES-4.2%
   64,300 CBT Group PLC Sponsored ADR (UK)*      3,440,050
  271,200 Computacenter PLC 144A (UK)*           3,407,535
   50,000 Dr. Solomon's Group PLC Sponsored ADR
         (UK)                                    1,737,500
  166,000 Konami Company (JA)                    3,568,672
   18,000 Saville Systems PLC Sponsored ADR
         (IE)                                      897,750
   37,200 Square Company Limited (JA)              991,434
                                                ----------
                                                14,042,941
                                                ----------
CONSTRUCTION-1.0%
   74,500 Brisa Auto-Estradas de Portugal SA
         (PO)                                    3,186,174
                                                ----------
CONSUMER PRODUCTS-4.4%
   96,650 Benckiser NV Class B (NE)*             5,943,818
   73,575 Gucci Group NV Sponsored ADR (NE)      3,899,475
   52,250 Industrie Natuzzi SPA Sponsored ADR
         (IT)                                    1,357,334
  224,000 Kao Corporation (JA)                   3,453,976
                                                ----------
                                                14,654,603
                                                ----------
CONSUMER SERVICES-1.0%
1,073,700 Thomson Travel Group PLC (UK)*         3,350,274
                                                ----------
ELECTRONICS-1.5%
   56,850 Philips Electronics NV New York
         Registered Shares (NE)                  4,832,250
                                                ----------
FINANCIAL SERVICES-3.7%
  527,425 Credito Italiano SPA (IT)*             2,760,929
   97,000 ING Groep NV (NE)                      6,351,588
   69,600 Takefuji Corporation (JA)              3,207,940
                                                ----------
                                                12,320,457
                                                ----------
FOOD & BEVERAGE-3.5%
   26,825 Groupe Danone (FR)                    $7,395,272
  122,475 Panamerican Beverages, Inc. Class
         A(MX)                                   3,850,308
   27,170 Quilmes Industrial SA Registered
         (AR)*                                     239,096
                                                ----------
                                                11,484,676
                                                ----------
INSURANCE-1.0%
  322,350 Royal & Sun Alliance Insurance Group
         PLC (UK)                                3,332,064
                                                ----------
LEISURE & ENTERTAINMENT-2.1%
1,286,225 Ladbroke Group PLC (UK)                7,060,862
                                                ----------
MACHINERY-3.1%
   97,900 Alstom SA (FR)                         3,222,312
   45,250 Mannesmann AG (GE)                     4,650,346
   11,000 VA Technologie AG (AT)                 1,368,576
   57,600 Valmet Corporation Ordinary A (Fl)       993,176
                                                ----------
                                                10,234,410
                                                ----------
OFFICE SUPPLIES & EQUIPMENT-2.2%
  174,000 Oce NV (NE)                            7,407,531
                                                ----------
OIL & GAS-4.4%
   47,450 Eni SPA Sponsored ADR (IT)             3,084,250
  410,000 Gulf Canada Resources Limited (CA)*    2,024,375
   53,430 Total SA Sponsored ADR (FR)            3,492,986
  205,500 YPF Sociedad Anonima
         Sponsored ADR
         representing one Class D
         share (AR)                              6,177,844
                                                ----------
                                                14,779,455
                                                ----------

                                                        STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1998 (UNAUDITED)
                                                                     (CONTINUED)

SHARES                                         MARKET VALUE
-----------------------------------------------------------
OIL SERVICES-1.3%
   83,525 Aker Maritime ASA (NW)                $1,469,457
   90,100 Petroleum Geological Services
         Sponsored ADR (NW)*                     2,748,050
                                                ----------
                                                 4,217,507
                                                ----------
PAPER & FOREST PRODUCTS-0.8%
  261,850 Metsa-Serla Oyj Class B (FI)           2,529,537
                                                ----------
PHARMACEUTICALS-2.4%
    1,980 Novartis AG Registered (SZ)            3,292,492
   60,000 Schwarz Pharma AG (GE)                 4,686,784
                                                ----------
                                                 7,979,276
                                                ----------
PUBLISHING & BROADCASTING-3.7%
  301,550 Pearson PLC (UK)                       5,524,779
  184,450 Ver Ned Uitgeversbedr Ver Bezit NV
         (NE)                                    6,700,843
                                                ----------
                                                12,225,622
                                                ----------
RETAIL-0.6%
  246,875 Dixons Group PLC (UK)                  1,970,282
                                                ----------
TELECOMMUNICATION SERVICES-4.3%
   22,800 China Telecom Limited Sponsored ADR
         (HK)*                                     788,025
      500 Nippon Telegraph and Telephone
         Corporation (JA)                        4,143,099
   29,950 Telecomunicacoes Brasileiras
         Sponsored ADR (BR)                      3,270,166
  212,000 Telecom Italia SPA (IT)                1,560,586
  330,000 Telecom Italia SPA Savings Share
         (IT)*                                   1,597,508
   92,400 Telefonica de Argentina SA Sponsored
         ADR representing ten Class B ordinary
         shares (AR)                             2,997,225
                                                ----------
                                                14,356,609
                                                ----------
TOTAL COMMON STOCKS
(FOREIGN)
(COST-$161,598,865)                            200,994,085
                                               -----------

PRINCIPAL AMOUNT                               AMORTIZED COST
-------------------------------------------------------------
CORPORATE SHORT-TERM NOTES-14.7%
$ 2,000,000 Aluminumn Company of America 6.20%
          07/01/98                               $ 2,000,000
14,100,000 American Express Credit Corporation
          5.57% 07/01/98                          14,100,000
16,100,000 Associates Corporation NA 5.70%
          07/01/98                                16,087,254
16,700,000 Merrill Lynch and Company 5.95%
          07/02/98                                16,697,240
                                                 -----------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-$48,884,494)                      48,884,494
                                                 -----------
                       TOTAL INVESTMENTS-100.1%
(COST-$269,168,079)                              333,005,774
OTHER ASSETS & LIABILITIES-(0.1)%
                                                    (231,476)
                                                 -----------
NET ASSETS-100.0%                               $332,774,298
                                                 ===========

 * NON-INCOME PRODUCING.
 + SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE
   RESTRICTED FOR RESALE.
   SEE NOTES TO FINANCIAL STATEMENTS.

                              FOUNDERS GROWTH FUND

                     AVERAGE ANNUAL TOTAL RETURN [BAR GRAPH]
                                 as of 6/30/98*

                    1 Year    5 Year    10 Years     20 Years
                    ------    ------    --------     --------
                     27.91%   22.04%     19.83%       18.69%

               *PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                                   Lipper Growth     Consumer
                   Growth         S&P 500 Index     Fund Index      Price Index
                   ------         -------------     ----------      -----------
6/88 .......       $10,000          $10,000          $10,000           $10,000
6/89 .......       $12,758          $12,052          $11,770           $10,516
6/90 .......       $14,306          $14,035          $13,322           $11,007
6/91 .......       $14,661          $15,068          $14,014           $11,524
6/92 .......       $16,882          $17,086          $15,953           $11,880
6/93 .......       $22,558          $19,412          $18,594           $12,234
6/94 .......       $21,903          $19,686          $18,907           $12,539
6/95 .......       $29,056          $24,808          $23,281           $12,921
6/96 .......       $38,987          $31,248          $28,082           $13,276
6/97 .......       $47,735          $42,081          $35,266           $13,580
6/98 .......       $61,051          $54,770          $44,069           $13,809


MANAGEMENT OVERVIEW

                     A DISCUSSION WITH PORTFOLIO MANAGER EDWARD KEELY

HOW DID THE GROWTH FUND PERFORM DURING THE SECOND QUARTER?
Large-cap firms are still outperforming small- and mid-cap stocks on the strength of the economy. We've benefited by shifting toward the larger-cap names. As a result, the Growth Fund had a total return of 5.46% for the second quarter ended June 30, 1998, outperforming the Standard & Poor's 500 Index, which returned
3.24% for the same period. We also received a .... overall rating from
Morningstar for the three-, five-, and 10-year periods. As of June 30, 1998, 2,545 domestic equity funds were rated for the three-year period, 1,462 for the five-year period, and 707 for the 10-year period.*

* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect risk-adjusted performance through June 30, 1998. The top 10% of the funds in an investment category receive 5 stars and the next 22.5% receive 4 stars. Subject to change every month, a fund's rating is based on its 3-, 5- and [when available] 10-year average annual total returns [with fee adjustments] in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns.

WHERE ARE YOU CURRENTLY FINDING YOUR BEST INVESTMENT OPPORTUNITIES? Interestingly enough, many of the companies we've been invested in are actually benefiting from two dominant themes. First, there's been a spate of corporate acquisitions fueled by the increase in stock prices. Second, interest rates are still low, and that's encouraged many American consumers to make credit purchases. Consumer finance companies have benefited the most from these themes. In this group, we have held Green Tree Financial Corp., which has just been acquired by Conseco, Inc., one of the largest financial service companies in America. We also own Beneficial Corp., which just announced a marriage with Household International; and Citicorp, which plans to unite with Travelers.


                TOP 10 HOLDINGS

 1. Pfizer, Inc.                       4.85%
 2. MCI Communications Corporation     3.67%
 3. Beneficial Corporation             3.11%
 4. General Electric Company           2.90%
 5. Microsoft Corporation              2.46%
 6. Capital One Financial Corporation  2.30%
 7. Monsanto Company                   2.21%
 8. Associates First Capital
    Corporation Class A                2.18%
 9. Intel Corporation                  2.08%
10. Green Tree Financial Corporation   2.07%

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

HOW DO YOU FEEL ABOUT LARGE-CAP VALUATIONS RIGHT NOW?
Valuations are high in general, but we've been able to find good opportunities among companies that are undergoing significant restructuring. These are companies that have made significant asset sales, reduced outstanding debt, or made substantial stock buybacks to increase shareholder returns.

For example, Cognizant Corp. recently split into two companies: IMS Health and Nielsen Media Research. IMS Health compiles data on pharmaceutical sales and passes this information on to HMOs and pharmaceutical companies. Nielsen is the company that polls people on their TV viewing habits. The split has unlocked the value in IMS Health and the combined stock price of the two spin-offs has doubled since we bought it in May of last year.

HOW HAS THE ONGOING SOUTHEAST ASIAN CRISIS IMPACTED THE GROWTH FUND?
The Asian crisis has actually benefited the U.S. by driving foreign investors into domestic household name stocks such as Disney and Coca-Cola. In fact, it's probably been one of the main factors behind the growth of the U.S. markets this year. Moreover, the effects of Asia have contributed the stabilization necessary to lower our interest rates and strengthen the domestic economy. This has spurred consumers to borrow money, buy homes, refinance mortgages, and spend money. It's had important repercussions for the rest of the economy.

  On the other hand, the situation has been a disaster for domestic technology companies that export to Asia. Many of these companies are closely tied to the growth of Southeast Asian markets and will probably continue to have difficulty meeting analyst expectations for 1998. We actually trimmed our exposure to this sector in the fourth quarter of 1997 and it's only 15% of the Fund now.

   PORTFOLIO AT A GLANCE

TOTAL ASSETS: $2.34 billion
NAV ON JUNE 30, 1998: $20.65
EXPENSE RATIO: 1.12%
INCEPTION DATE: 1/5/62

  Looking forward, we think it's possible that Hong Kong and/or China will devalue their currencies, which could cause a recession in these countries and reduce China's ability to buy U.S. technology goods. However, if the Japanese government is successful in pulling its economy out of recession, it could set the stage for the economic recovery of the entire Southeast Asian region and turn the tide for tech-nology stocks.


                        PORTFOLIO COMPOSITION [PIE CHART]
                              ---------------------
                           Technology             15.0%
                           Consumer Staples       17.7%
                           Financial              20.5%
                           Consumer Cyclicals     16.9%
                           Healthcare             10.9%
                           Telecom Services        4.9%
                           Capital Goods           3.7%
                           Basic Materials         2.2%
                           Transportation          1.0%
                           Cash & Equivalents      7.2%

                   PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

WHAT ARE YOUR EXPECTATIONS FOR THE REST OF THE YEAR?

We're cautious. The U.S. economy is healthy right now, but it's possible Asia's problems will slow it down. Areas like California that are especially dependent on exporting technology to Asia will probably feel the effects over the next six to 12 months. As a byproduct, we expect earnings growth to slow for the Standard & Poor's 500. However, companies that can grow in a slower growth environment should outperform and be rewarded with higher valuations.

                                            Edward Keely, CFA
                                            Portfolio Manager

FOUNDERS GROWTH FUND                                    STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1998 (UNAUDITED)

SHARES                                         MARKET VALUE
------------------------------------------------------------
PREFERRED STOCKS (FOREIGN)-0.9%
PUBLISHING & BROADCASTING-0.9%
  727,000 The News Corporation Limited
         Sponsored ADR representing four
         limited voting preferred shares (AU)*   $20,537,750
                                                 -----------
TOTAL PREFERRED STOCKS
(FOREIGN)
(COST-$16,542,946)                                20,537,750
                                                 -----------
COMMON STOCKS (DOMESTIC)-89.3%
BANKING-1.8%
  288,000 Citicorp*                               42,984,000
                                                 -----------
BUSINESS SERVICES-5.7%
  868,800 Comdisco, Inc.*                         16,507,200
  570,000 Computer Sciences Corporation           36,480,000
  834,687 Fiserv, Inc.                            35,213,357
  717,450 Galileo International, Inc.*            32,330,091
  420,000 Viad Corporation*                       11,655,000
                                                ------------
                                                 132,185,648
                                                ------------
CHEMICALS-2.2%
  922,500 Monsanto Company*                       51,544,688
                                                ------------
COMPUTER SOFTWARE/SERVICES-5.4%
  447,900 Intuit, Inc.                            27,433,875
  530,000 Microsoft Corporation                   57,438,750
  124,750 PeopleSoft, Inc.                         5,855,453
  423,825 Sterling Commerce, Inc.                 20,555,513
  362,262 Veritas Software Corporation            14,965,949
                                                ------------
                                                 126,249,540
                                                ------------
CONSUMER PRODUCTS-10.9%
  205,000 The Black & Decker Corporation*        $12,505,000
  305,000 Colgate-Palmolive Company*              26,840,000
1,015,475 The Dial Corporation*                   26,338,883
  702,000 Gillette Company*                       39,794,625
  440,000 Mattel, Inc.*                           18,617,500
  365,475 Maytag Corporation*                     18,045,328
  581,000 Newell Company*                         28,941,063
  814,500 Philip Morris Companies, Inc.*          32,070,938
  329,000 The Procter & Gamble Company*           29,959,563
  922,300 RJR Nabisco Holdings Corporation*       21,904,625
                                                 -----------
                                                 255,017,525
                                                 -----------
CONSUMER SERVICES-1.0%
1,138,700 Cendant Corporation                     23,770,363
                                                 -----------
DIVERSIFIED-1.1%
  414,500 Cognizant Corporation*                  26,113,500
                                                 -----------
ELECTRONICS-2.9%
  745,000 General Electric Company*               67,795,000
                                                 -----------
FINANCIAL SERVICES-13.3%
  662,906 Associates First Capital Corporation
         Class A*                                 50,960,899
  474,525 Beneficial Corporation*                 72,691,299
  433,250 Capital One Financial Corporation*      53,804,235
  562,500 Fannie Mae*                             34,171,875
  257,475 Golden West Financial Corporation*      27,372,811
1,130,000 Green Tree Financial Corporation*       48,378,125
  115,500 Heller Financial, Inc.                   3,465,000
  395,500 SLM Holding Corporation*                19,379,500
                                                 -----------
                                                 310,223,744
                                                 -----------

    * NON-INCOME PRODUCING.
  SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS GROWTH FUND

SHARES                                          MARKET VALUE
------------------------------------------------------------
FOOD & BEVERAGE-3.3%
  738,900 Coca-Cola Enterprises, Inc.*          $29,001,825
  200,350 Ralston-Ralston Purina Group*          23,403,384
  464,000 Sara Lee Corporation*                  25,955,000
                                                -----------
                                                 78,360,209
                                                -----------
INSURANCE-5.4%
   53,500 The Allstate Corporation*               4,898,594
  474,000 Conseco, Inc.*                         22,159,500
  334,375 Everest Reinsurance Holdings, Inc.*    12,852,539
  260,000 The Hartford Financial Services
         Group, Inc.*                            29,737,500
  495,000 Marsh & McLennan Companies, Inc.*      29,916,563
  193,800 The Progressive Corporation*           27,325,800
                                                -----------
                                                126,890,496
                                                -----------
LEISURE & ENTERTAINMENT-4.8%
  188,000 America Online, Inc.                   19,928,000
  810,000 Grand Casinos, Inc.                    13,567,500
1,473,000 Hilton Hotels Corporation*             41,980,500
1,213,800 Mirage Resorts, Inc.                   25,869,113
   97,500 The Walt Disney Company*               10,243,594
                                                -----------
                                                111,588,707
                                                -----------
MANUFACTURING-0.9%
  410,000 Crane Company*                         19,910,625
                                                -----------
MEDICAL SUPPLIES & EQUIPMENT-1.0%
  375,000 Medtronic, Inc.*                       23,906,250
                                                -----------
PAPER & FOREST PRODUCTS-0.7%
  380,000 Fort James Corporation*                16,910,000
                                                -----------
PHARMACEUTICALS-9.1%
  185,000 ALZA Corporation                      $ 8,001,250
  270,500 Bristol-Myers Squibb Company*          31,090,594
  256,125 Eli Lilly & Company*                   16,920,258
  100,500 Merck & Company, Inc.*                 13,441,875
1,043,425 Pfizer, Inc.*                         113,407,255
  422,000 Warner-Lambert Company*                29,276,250
                                                -----------
                                                212,137,482
                                                -----------
PUBLISHING & BROADCASTING-4.8%
1,105,775 CBS Corporation*                       35,108,356
  362,550 Jacor Communications, Inc.             21,390,450
  300,000 MediaOne Group, Inc.                   13,181,250
1,132,250 Tele-Communications, Inc. Class A      43,450,094
                                                -----------
                                                113,130,150
                                                -----------
RETAIL-6.4%
  694,000 Circuit City Stores-Circuit City
         Group*                                  32,531,250
  691,350 Fred Meyer, Inc.                       29,382,375
  925,000 K-Mart Corporation                     17,806,250
1,138,700 Lowe's Companies, Inc.*                46,188,519
1,444,400 OfficeMax, Inc.                        23,832,600
                                                -----------
                                                149,740,994
                                                -----------
SEMICONDUCTORS & EQUIPMENT-2.5%
  657,800 Intel Corporation*                     48,718,313
  302,125 Maxim Integrated
         Products, Inc.                           9,554,703
                                                -----------
                                                 58,273,016
                                                -----------
TELECOMMUNICATION SERVICES-4.9%
  615,000 Bell Atlantic Corporation*             28,059,375
1,478,000 MCI Communications Corporation*        85,816,375
    5,462 U.S. West, Inc.*                          256,714
                                                -----------
                                                114,132,464
                                                -----------

                                                        STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1998 (UNAUDITED)
                                                                     (CONTINUED)

SHARES                                           MARKET VALUE
-------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT-1.2%
  239,300 Ascend Communications, Inc.           $  11,845,350
  209,675 Tellabs, Inc.                            15,004,868
                                                -------------
                                                   26,850,218
                                                -------------
TOTAL COMMON STOCKS
(DOMESTIC)-
(COST-$1,705,188,822)                           2,087,714,619
                                                -------------
COMMON STOCKS (FOREIGN)-2.8%
AIRLINES-1.1%
  976,000 Deutsche Lufthansa AG
         144A (GE)*`                               24,575,537
                                                -------------
BUILDING MATERIALS-0.5%
  225,000 Hunter Douglas NV (NE)*                  12,222,250
                                                -------------
OFFICE SUPPLIES & EQUIPMENT-0.4%
  240,000 Oce NV (NE)*                             10,217,284
                                                -------------
PHARMACEUTICALS-0.8%
   11,100 Novartis AG Registered (SZ)*             18,469,005
                                                -------------
TOTAL COMMON STOCKS (FOREIGN)-
(COST-$44,643,449)
                                                   65,484,076
                                                -------------
CORPORATE SHORT-TERM NOTES-6.0%
$50,000,000 American Express Credit Corporation
          5.51% 07/01/98                        $  50,000,000
46,700,000 American Express Credit Corporation
          6.02% 07/02/98                           46,692,191
43,600,000 Merrill Lynch and Company 5.82%
          07/06/98                                 43,564,756
                                                -------------
TOTAL CORPORATE SHORT-TERM
NOTES-(AMORTIZED
COST-$140,256,947)                                140,256,947
                                                -------------
TOTAL INVESTMENTS-99.0%
(COST-$1,906,632,164)                           2,313,993,392
OTHER ASSETS & LIABILITIES-1.0%
                                                   22,725,549
                                                -------------
NET ASSETS-100%                                $2,336,718,941
                                                =============

 * NON-INCOME PRODUCING.
 + SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE
   RESTRICTED FOR RESALE.
   SEE NOTES TO FINANCIAL STATEMENTS.

                            FOUNDERS BLUE CHIP FUND

                     AVERAGE ANNUAL TOTAL RETURN [BAR GRAPH]
                                 as of 6/30/98*

                    1 Year    5 Year    10 Years    20 Years
                    ------    ------    --------    --------
                     19.92%    19.05%     16.50%     15.09%

               *PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                                  Lipper Growth
                                                    and Income        Consumer
                  Blue Chip      S&P 500 Index      Fund Index      Price Index
                  ---------      -------------      ----------      -----------
6/88 .......       $10,000           $10,000          $10,000          $10,000
6/89 .......       $12,622           $12,052          $11,811          $10,516
6/90 .......       $15,111           $14,035          $12,889          $11,007
6/91 .......       $15,819           $15,068          $13,647          $11,524
6/92 .......       $16,950           $17,086          $15,479          $11,880
6/93 .......       $19,261           $19,412          $18,010          $12,234
6/94 .......       $20,261           $19,686          $18,716          $12,539
6/95 .......       $24,427           $24,808          $22,366          $12,921
6/96 .......       $31,673           $31,248          $27,266          $13,276
6/97 .......       $38,418           $42,081          $35,171          $13,580
6/98 .......       $46,073           $54,770          $44,129          $13,809


MANAGEMENT OVERVIEW

A DISCUSSION WITH PORTFOLIO MANAGER BRIAN KELLY

HOW HAS FOUNDERS BLUE CHIP FUND DONE SO FAR THIS YEAR?
Large-cap stocks are still popular with investors as sources of liquidity and earnings potential. While large-cap stocks do offer better liquidity, we've been concerned that their valuations are somewhat stretched. As a result, we conservatively positioned the portfolio during the first and second quarters. The Blue Chip Fund had a total return of 13.87% for the six-month period ended June 30, 1998. Our strategy has paid off over the long run. Morningstar awarded
Founders Blue Chip Fund a .... overall rating for the three-, five- and 10-year periods ended June 30, 1998 among 2,545, 1,462, and 707 domestic equity funds, respectively.*

 * PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect risk-adjusted performance through 6/30/98. The top 10% of the funds in an investment category receive 5 stars and the next 22.5% receive 4 stars. Subject to change every month, a fund's rating is based on its 3-, 5-, and [when available] 10-year average annual total returns [with fee adjustments] in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns.

WHERE HAVE YOU FOUND OPPORTUNITIES?
Given our concerns about large-cap valuations, we're conservatively positioned with 89% of the portfolio in equities, 3% in U.S. government securities and domestic corporate bonds, and 8% of the Fund in cash. Within our objective of providing long-term growth of capital and income, we have concentrated our equity holdings in a handful of stocks. Many of these stocks are especially liquid names, such as General Electric, and Coca-Cola.

              TOP 10 HOLDINGS

 1. Atlantic Richfield Company         3.81%
 2. Glaxo Wellcome PLC Sponsored ADR   3.45%
 3. Smithkline Beecham PLC Sponsored
    ADR Class A                        2.94%
 4. Travelers Property Casualty
    Corporation Class A                2.69%
 5. Marsh & McLennan Companies, Inc.   2.56%
 6. Dole Food Company, Inc.            2.30%
 7. Cinergy, Inc.                      2.20%
 8. The Coca-Cola Company              2.10%
 9. Schering AG                        1.86%
10. Bayer AG                           1.80%
PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

  Pharmaceutical companies dominate our top 10 holdings. These stocks are not inexpensive, but they do have room for growth. In this category, we hold Glaxo Wellcome, Smithkline Beecham, and Schering.

  We've also found opportunity in some of the companies involved in the wave of mergers and acquisitions currently sweeping the stock market. As stock prices climb higher, many companies have used their stock gains as currency to buy other companies. Although we do not specifically seek these companies out, we do hold several in the Founders Blue Chip Fund portfolio, including Travelers Property Casualty. Travelers is merging with Citicorp and Travelers has exceeded its earnings expectations. We also own SBC Communications, and Ameritech, two telecommunications companies that announced a merger during the quarter.


-------------------------------------------
                              PORTFOLIO AT A GLANCE

TOTAL ASSETS: $585.7 million
NAV ON JUNE 30, 1998: $7.88
EXPENSE RATIO: 1.11%
INCEPTION DATE: 7/5/38

WHAT'S YOUR OUTLOOK FOR THE REST OF THE YEAR?
It's possible the S&P 500 could continue to rise further this year if the push into the largest, most liquid names continues. Although stock valuations and prices are high, it seems that investors' push for quality is driving market prices today.

  We are closely watching the Asian crisis and the political climate in Washington since both could have long-term impacts on the economy. Given our concerns, our bottom-up strategy should continue to drive the Fund going forward as we seek highly-liquid stocks that we believe will outperform regardless of market or economic changes.

Brian Kelly
Portfolio Manager


                              PORTFOLIO COMPOSITION
                           --------------------------
                        Financial                 11.7%
                        Consumer Staples          18.0%
                        Healthcare                24.6%
                        Basic Materials            7.4%
                        Utilities                  4.6%
                        Capital Goods              3.6%
                        Telecom Services           3.6%
                        Technology                 3.0%
                        Consumer Cyclicals         2.3%
                        Bonds & U.S. Treasuries    3.0%
                        Energy                     9.8%
                        Cash & Equivalents         8.4%

                   PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

FOUNDERS BLUE CHIP FUND                                 STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1998 (UNAUDITED)

SHARES                                        MARKET VALUE
----------------------------------------------------------
COMMON STOCKS (DOMESTIC)-69.3%
AEROSPACE-0.5%
   26,600 Lockheed Martin Corporation           $2,816,275
                                                ----------
BANKING-2.2%
   61,600 The Chase Manhattan Corporation        4,650,800
  151,300 Firstar Corporation                    5,749,400
   51,800 Mercantile Bancorporation, Inc.        2,609,425
                                                ----------
                                                13,009,625
                                                ----------
CHEMICALS-2.8%
  100,000 Arco Chemical Company                  5,737,500
   58,600 The Dow Chemical Company               5,665,888
   68,200 E.I. du Pont de Nemours and
         Company                                 5,089,425
                                                ----------
                                                16,492,813
                                                ----------
COMPUTER EQUIPMENT-1.8%
   68,300 International Business Machines
         Corporation                             7,841,694
   61,400 Sun Microsystems, inc.                 2,667,063
                                                ----------
                                                10,508,757
                                                ----------
COMPUTER SOFTWARE/SERVICES-0.5%
   50,200 Computer Associates International,
         Inc.                                    2,789,238
                                                ----------
                        CONSUMER PRODUCTS-4.5%
   72,000 Colgate-Palmolive Company              6,336,000
  250,900 The Dial Corporation                   6,507,719
   74,700 Kimberly Clark Corporation             3,426,863
  108,525 Philip Morris Companies, Inc.          4,273,172
   64,600 The Procter & Gamble Company           5,882,638
                                                ----------
                                                26,426,392
                                                ----------

SHARES                                         MARKET VALUE
-----------------------------------------------------------
CONSUMER SERVICES-0.4%
   55,975 Service Corporation International     $2,399,928
                                                ----------
ELECTRONICS-1.6%
  100,000 General Electric Company               9,100,000
                                                ----------
FOOD & BEVERAGE-5.6%
   52,500 Campbell Soup Company                  2,789,063
  144,000 The Coca-Cola Company                 12,312,000
   60,800 Dean Foods Company                     3,340,200
  271,700 Dole Food Company, Inc.               13,500,094
   12,500 Hershey Foods Corporation                862,500
                                                ----------
                                                32,803,857
                                                ----------
INSURANCE-9.5%
   64,275 The Allstate Corporation               5,885,180
   72,300 The Chubb Corporation                  5,811,113
  248,550 Marsh & McLennan Companies, Inc.      15,021,741
  137,700 Travelers Group, Inc.                  8,348,063
  367,100 Travelers Property Casualty
         Corporation Class A                    15,739,413
  124,900 W.R. Berkley Corporation               5,003,806
                                                ----------
                                                55,809,316
                                                ----------

    * NON-INCOME PRODUCING.
   SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS BLUE CHIP FUND

SHARES                                         MARKET VALUE
-----------------------------------------------------------
LEISURE & ENTERTAINMENT-1.4%
  280,300 Hilton Hotels Corporation             $7,988,550
                                                ----------
MANUFACTURING-1.6%
  116,400 Avery Dennison Corporation             6,256,500
   89,100 Thermo Electron Corporation            3,046,106
                                                ----------
                                                 9,302,606
                                                ----------
MEDICAL SUPPLIES & EQUIPMENT-3.7%
  134,600 Allegiance Corporation                 6,898,250
   82,700 Becton, Dickinson and Company          6,419,588
   67,200 Johnson & Johnson                      4,956,000
   75,600 St. Jude Medical, Inc.*                2,783,025
                                                ----------
                                                21,056,863
                                                ----------
METALS & MINING-0.5%
  143,300 Homestake Mining Company               1,486,738
  121,300 Placer Dome, Inc.                      1,425,275
                                                ----------
                                                 2,912,013
                                                ----------
OIL & GAS-8.6%
   68,000 Amoco Corporation                      2,830,500
  285,600 Atlantic Richfield Company            22,312,500
   22,000 Chevron Corporation                    1,827,375
   53,500 Mobil Corporation                      4,099,438
  173,000 Phillips Petroleum Company             8,374,988
   16,000 Sonat, Inc.                              618,000
   50,500 Texaco, Inc.                           3,014,219
  195,300 Unocal Corporation                     6,981,975
                                                ----------
                                                50,058,995
                                                ----------

SHARES                                         MARKET VALUE
-----------------------------------------------------------
PAPER & FOREST PRODUCTS-3.3%
  202,000 Fort James Corporation                $8,989,000
   62,100 International Paper Company            2,670,300
  279,800 Westvaco Corporation                   7,904,350
                                                ----------
                                                19,563,650
                                                ----------
PHARMACEUTICALS-7.8%
  144,800 Abbott Laboratories                    5,918,700
  228,700 ALZA Corporation                       9,891,275
  125,525 Eli Lilly & Company                    8,292,495
   57,600 Merck & Company, Inc.                  7,704,000
   82,300 Pfizer, Inc.                           8,944,981
   73,500 Warner-Lambert Company                 5,099,063
                                                ----------
                                                45,850,514
                                                ----------
PUBLISHING & BROADCASTING-3.6%
   20,200 The New York Times Company             1,600,850
   95,100 Tele-Communications, Inc. Class A      3,649,463
   19,600 Time Warner, Inc.                      1,674,575
    7,425 Tribune Company                          510,933
  280,600 Univision Communications, Inc.*       10,452,350
    5,200 The Washington Post Company            2,995,200
                                                ----------
                                                20,883,371
                                                ----------

                                                        STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1998 (UNAUDITED)
                                                                     (CONTINUED)

SHARES                                         MARKET VALUE
------------------------------------------------------------
SEMICONDUCTORS & EQUIPMENT-0.7%
   56,900 Intel Corporation                     $ 4,214,156
                                                -----------
SUPERMARKETS-0.5%
   67,600 Hannaford Brothers Company              2,974,400
                                                -----------
TELECOMMUNICATION SERVICES-3.6%
  112,600 AT&T Corporation                        6,432,275
   68,000 Ameritech Corporation                   3,051,500
   55,700 Bell Atlantic Corporation               2,541,313
  102,400 SBC Communications, Inc.                4,096,000
  105,400 U.S. West, Inc.                         4,953,800
                                                -----------
                                                 21,074,888
                                                -----------
UTILITIES-4.6%
  198,875 Allegheny Energy, Inc.                  5,991,109
  198,300 Baltimore Gas & Electric Company        6,159,694
  367,700 Cinergy Corporation                    12,869,500
   44,600 New Century Energies, Inc.              2,026,513
                                                -----------
                                                 27,046,816
                                                -----------
TOTAL COMMON STOCKS
(DOMESTIC)
(COST-$358,108,028)                             405,083,023
                                                -----------

SHARES                                         MARKET VALUE
-----------------------------------------------------------
COMMON STOCKS (FOREIGN)-19.7%
CHEMICALS-3.5%
  203,350 Bayer AG (GE)                          10,521,830
  135,300 Potash Corporation of Saskatchewan,
         Inc. (CA)                               10,223,606
                                                -----------
                                                 20,745,436
                                                -----------
ELECTRONICS-0.5%
   34,900 Sony Corporation Sponsored ADR (JA)     3,003,581
                                                -----------

FOOD & BEVERAGE-1.0%
    1,500 Nestle SA Registered (SZ)             $ 3,207,294
   34,800 Unilever NV Sponsored ADR (NE)          2,747,025
                                                -----------
                                                  5,954,319
                                                -----------
METALS & MINING-0.2%
   45,000 De Beers Consolidated Mines Sponsored
         ADR (SA)                                   781,875
                                                -----------
OIL & GAS-1.3%
  105,200 Elf Aquitaine SA Sponsored ADR (FR)     7,469,200
                                                -----------
PHARMACEUTICALS-13.2%
   67,875 Glaxo Wellcome PLC (UK)                 2,037,496
  337,800 Glaxo Wellcome PLC Sponsored ADR (UK)  20,204,663
    5,600 Novartis AG Registered (SZ)             9,316,043
   92,550 Schering AG (GE)                       10,895,640
  491,175 Smithkline Beecham PLC (UK)             5,995,259
  285,000 Smithkline Beecham PLC Sponsored ADR
         Class A (UK)                            17,242,500
   34,200 Synthelabo SA (FR)                      5,769,577
  140,000 Zeneca Group PLC (UK)                   6,008,343
                                                -----------
                                                 77,469,521
                                                -----------
TOTAL COMMON STOCKS
(FOREIGN)
(COST-$100,509,924)                             115,423,932
                                                -----------

* NON-INCOME PRODUCING.
  SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS BLUE CHIP FUND                                 STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1998 (UNAUDITED)
                                                                     (CONTINUED)

PRINCIPAL AMOUNT                                MARKET VALUE
------------------------------------------------------------
CORPORATE BONDS (DOMESTIC)-0.5%
UTILITIES-0.5%
$1,332,000 Commonwealth Edison Company 7.625%
          Due 01/15/07                           $ 1,425,833
 1,331,000 Sonat, Inc. 6.625% Due 02/01/08         1,356,183
                                                 -----------
TOTAL CORPORATE BONDS
(DOMESTIC-0.5%
(COST-$2,781,692)                                  2,782,016
                                                 -----------
U.S. GOVERNMENT SECURITIES-4.9%
U.S. TREASURY BONDS-2.5%
 3,000,000 U.S. Treasury Bond 6.25% Due 08/15/23   3,210,939
 7,500,000 U.S. Treasury Bond 6.625% Due
          02/15/27                                 8,472,660
 3,000,000 U.S. Treasury Bond 6.125% Due
          11/15/27                                 3,214,689
                                                 -----------
                                                  14,898,288
                                                 -----------
U.S. GOVERNMENT AGENCIES-2.4%
 5,700,000 Federal National Mortgage Association
          6.35% Due 01/08/03                       5,711,012
 8,100,000 Federal National Mortgage Association
          6.00% Due 05/15/08                       8,236,542
                                                 -----------
                                                  13,947,554
                                                 -----------
TOTAL U.S. GOVERNMENT
SECURITIES
(COST-$27,387,613)                                28,845,842
                                                 -----------

PRINCIPAL AMOUNT                               AMORTIZED COST
-------------------------------------------------------------
CORPORATE SHORT-TERM NOTES-4.6%
$ 5,800,000 E.I. du Pont de Nemours and Company
           5.37% 09/04/98                         $ 5,741,234
 21,400,000 Federal Home Loan Bank Discount Note
           5.40% 07/01/98                          21,400,000
                                                  -----------
TOTAL CORPORATE
SHORT-TERM NOTES (AMORTIZED
COST-$27,144,080)                                  27,141,234
                                                  -----------
TOTAL INVESTMENTS-99%
(COST-$515,931,337)                               579,276,047

OTHER ASSETS &
LIABILITIES-1%                                      6,425,464
                                                  -----------
NET ASSETS-100.0%                                $585,701,511
                                                  ===========

* NON-INCOME PRODUCING.
  SEE NOTES TO FINANCIAL STATEMENTS.

                             FOUNDERS BALANCED FUND

                     AVERAGE ANNUAL TOTAL RETURN [BAR GRAPH]
                                 as of 6/30/98*

                    1 Year    5 Year    10 Years     20 Years
                    ------    ------    --------     --------
                    15.31%    16.42%     14.26%       13.90%

               *PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                                   Lipper Growth     Consumer
                   Balanced       S&P 500 Index     Fund Index      Price Index
                   --------       -------------     ----------      -----------
6/88 .......       $10,000           $10,000         $10,000           $10,000
6/89 .......       $12,004           $12,052         $11,422           $10,516
6/90 .......       $12,878           $14,035         $12,538           $11,007
6/91 .......       $13,349           $15,068         $13,674           $11,524
6/92 .......       $14,939           $17,086         $15,607           $11,880
6/93 .......       $17,734           $19,412         $17,847           $12,234
6/94 .......       $19,394           $19,686         $17,991           $12,539
6/95 .......       $21,838           $24,808         $20,781           $12,921
6/96 .......       $27,686           $31,248         $23,861           $13,276
6/97 .......       $32,893           $42,081         $28,744           $13,580
6/98 .......       $37,939           $54,770         $33,985           $13,809


   MANAGEMENT OVERVIEW

                     A DISCUSSION WITH PORTFOLIO MANAGER BRIAN KELLY

HOW HAS THE FUND PERFORMED DURING THE FIRST SIX MONTHS OF 1998?
As a byproduct of domestic market volatility and the ongoing financial crisis in Southeast Asia, investors have continued to seek large-cap stocks for their liquidity and earnings potential. Yet, this popularity has driven stocks to all-time highs. Our concern about the overall valuation of the market led us to conservatively position the Balanced Fund during the first and second quarters, which impacted our peformance. The Fund had a total return of 9.35% for the six-month period ended June 30, 1998.

However, our conservative strategy has given the Balanced Fund a strong long-term performance record: the Fund received a .... overall rating from
Morningstar for the three-, five-, and 10-year periods ended June 30, 1998 among 2,545, 1,462, and 707 domestic equity funds, respectively.*

* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect risk-adjusted performance through 6/30/98. The top 10% of the funds in an investment category receive 5 stars and the next 22.5% receive 4 stars. Subject to change every month, a fund's rating is based on its 3-, 5-, and [when available] 10-year average annual total returns [with fee adjustments] in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns.

HOW HAVE YOU POSITIONED THE PORTFOLIO SO FAR THIS YEAR?
Our objective is to provide current income and capital appreciation, and toward that end we maintain a portfolio of equity and fixed-income holdings. At the end of second quarter, the Balanced Fund was 30% invested in U.S. government securities and corporate bonds, with an average maturity of 9.71 years. Approximately 12% of the portfolio was in cash with 57% in equities.

            TOP 10 EQUITY HOLDINGS

 1. Atlantic Richfield Company         3.57%
 2. Glaxo Wellcome PLC sponsored ADR   2.69%
 3. Travelers Property Casualty
    Corporation Class A                1.90%
 4. Schering AG                        1.78%
 5. Marsh & McLennan Companies, Inc.   1.74%
 6. Bayer AG                           1.71%
 7. ALZA Corporation                   1.70%
 8. Novartis AG Registered             1.50%
 9. Fort James Corporation             1.46%
10. Pfizer, Inc.                       1.44%

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

  We increased our positions in the most liquid names such as General Electric. At the same time, we trimmed smaller, more illiquid positions as well as several stocks that were underperformers. For example, we trimmed our position in oil and gas stocks since this group has been underperforming.

  We are still overweight in pharmaceuticals, including Glaxo Wellcome, Schering, and ALZA Corp. Pharmaceutical stocks are not inexpensive, but we believe there is still room for valuation growth.

  We are also slightly over market weight in electric utilities, such as Baltimore Gas and Electric. Over the next few years, we expect quality electric utility issues to show earnings and dividend growth. Additionally, we believe that as defensive issues they should outperform if there is a major market sell off.

    PORTFOLIO AT A GLANCE

TOTAL ASSETS: $1.19 billion
NAV ON JUNE 30, 1998: $12.26
EXPENSE RATIO: 1.01%
INCEPTION DATE: 2/19/63

  We increased our position in Marsh & McLennan Companies, an insurance brokerage company that also owns Putnam Funds. Marsh & McLennan's board recently increased the company's quarterly dividend and declared a three-for-two stock split. Additionally, the company announced it is buying back four million shares. The news has been well received and the dividend increase in particular has been viewed as management's vote of confidence in earnings. Right now we believe the stock is a good value.

WHAT'S YOUR OUTLOOK FOR THE REST OF 1998?
We still think stock valuations and prices are high. It seems to us that investors' continuing "flight to quality" is one of the main factors driving market prices today. Although the S&P 500 has already climbed nearly 20% this year, we believe it could continue to grow on liquidity alone.

We're also keeping an eye on the Asian crisis and the political climate in Washington, particularly the long-term impact these issues may have on the economy. Based on this, we believe our bottom-up strategy of seeking highly-liquid stocks with the potential to outperform regardless of market or economic changes will serve our shareholders well going forward.

Brian Kelly
Portfolio Manager

                               PORTFOLIO COMPOSITION
                                -------------------
                         Bonds & U.S. Treasuries     30.2%
                         Healthcare                  17.4%
                         Energy                       6.9%
                         Basic Materials              4.0%
                         Technology                   2.8%
                         Utilities                    2.6%
                         Telecom Services             2.4%
                         Capital Goods                2.0%
                         Consumer Cyclicals           0.9%
                         Financial                    8.6%
                         Consumer Staples            10.0%
                         Cash & Equivalents          12.2%

                     PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

FOUNDERS BALANCED FUND

SHARES                                         MARKET VALUE
-----------------------------------------------------------
COMMON STOCKS (DOMESTIC)-43.4%
AEROSPACE-0.4%
   51,300 Lockheed Martin Corporation           $5,431,388
                                                ----------
BANKING-1.2%
  125,400 The Chase Manhattan Corporation        9,467,700
   99,300 Mercantile Bancorporation, Inc.        5,002,238
                                                ----------
                                                14,469,938
                                                ----------
CHEMICALS-0.8%
  125,100 E.I. du Pont de Nemours and
         Company                                 9,335,588
                                                ----------
COMPUTER EQUIPMENT-1.6%
  128,600 International Business Machines
         Corporation                            14,764,888
  115,600 Sun Microsystems, Inc.*                5,021,375
                                                ----------
                                                19,786,263
                                                ----------
COMPUTER SOFTWARE/SERVICES-0.5%
  100,000 Computer Associates International,
         Inc.                                    5,556,250
                                                ----------
CONSUMER PRODUCTS-4.0%
  136,300 Colgate-Palmolive Company             11,994,400
  475,600 The Dial Corporation                  12,335,875
   76,700 Kimberly Clark Corporation             3,518,613
  217,300 Philip Morris Companies, Inc.          8,556,188
  124,800 The Procter & Gamble Company          11,364,600
                                                ----------
                                                47,769,676
                                                ----------

ELECTRONICS-1.0%
  132,700 General Electric Company             $12,075,700
                                                ----------
FOOD & BEVERAGE-2.2%
   98,600 Campbell Soup Company                  5,238,125
  115,275 Dean Foods Company                     6,332,920
  296,300 Dole Food Company, Inc.               14,722,406
                                                ----------
                                                26,293,451
                                                ----------
INSURANCE-7.2%
  130,850 The Allstate Corporation              11,980,953
  137,300 The Chubb Corporation                 11,035,488
  341,100 Marsh & McLennan Companies, Inc.      20,615,231
  174,300 Travelers Group, Inc.                 10,566,938
  525,000 Travelers Property Casualty
         Corporation Class A                    22,509,375
  203,025 W.R. Berkley Corporation               8,133,689
                                                ----------
                                                84,841,674
                                                ----------
LEISURE & ENTERTAINMENT-1.0%
  394,000 Hilton Hotels Corporation             11,229,000
                                                ----------
MANUFACTURING-0.5%
  167,325 Thermo Electron Corporation*           5,720,423
                                                ----------

                                                        STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1998 (UNAUDITED)

SHARES                                         MARKET VALUE
-----------------------------------------------------------
MEDICAL SUPPLIES & EQUIPMENT-0.8%
  130,300 Johnson & Johnson                     $9,609,625
                                                ----------
OIL & GAS-6.9%
  130,200 Amoco Corporation                      5,419,575
  541,300 Atlantic Richfield and
         Company                                42,289,063
   40,000 Chevron Corporation                    3,322,500
  101,400 Mobil Corporation                      7,769,775
  332,700 Phillips Petroleum Company            16,031,981
   30,000 Sonat, Inc.                            1,158,750
   95,600 Texaco, Inc.                           5,706,125
                                                ----------
                                                81,697,769
                                                ----------
PAPER & FOREST PRODUCTS-1.7%
  390,200 Fort James Corporation                17,363,900
   72,000 International Paper Company            3,096,000
                                                ----------
                                                20,459,900
                                                ----------
PHARMACEUTICALS-6.4%
   88,600 Abbott Laboratories                    3,621,525
  465,300 ALZA Corporation*                     20,124,225
  238,375 Eli Lilly & Company                   15,747,648
   74,800 Merck & Company                       10,004,500
  157,000 Pfizer, Inc.                          17,063,938
  140,700 Warner Lambert Company                 9,761,063
                                                ----------
                                                76,322,899
                                                ----------
PUBLISHING & BROADCASTING-1.0%
  182,100 Tele-Communications, Inc. Class A*    $6,988,088
   37,200 Time Warner, Inc.                      3,178,275
                                                ----------
                                                10,166,363
                                                ----------
SEMICONDUCTORS & EQUIPMENT-0.7%
  110,300 Intel Corporation                      8,169,094
                                                ----------
SUPERMARKETS-0.5%
  127,400 Hannaford Brothers Company             5,605,600
                                                ----------
TELECOMMUNICATION SERVICES-2.4%
  229,100 AT&T Corporation                      13,087,338
  129,100 Ameritech Corporation                  5,793,363
  198,200 U.S. West, Inc.                        9,315,400
                                                ----------
                                                28,196,101
                                                ----------
UTILITIES-2.6%
  400,000 Allegheny Energy, Inc.                12,050,000
  215,400 Baltimore Gas & Electric Company       6,690,863
  263,275 Cinergy Corporation                    9,214,625
   80,000 Unicom Corporation                     2,805,000
                                                ----------
                                                30,760,488
                                                ----------

* NON-INCOME PRODUCING.
  SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS BALANCED FUND

SHARES                                         MARKET VALUE
-----------------------------------------------------------
TOTAL COMMON STOCKS
(DOMESTIC)
(COST-$481,167,173)                            $513,497,190
                                                -----------
COMMON STOCKS (FOREIGN)-14.3%
CHEMICALS-2.9%
  392,875 Bayer AG (GE)                          20,328,320
  188,410 Potash Corporation of Saskatchewan,
         Inc. (CA)                               14,236,731
                                                -----------
                                                 34,565,051
                                                -----------
FOOD & BEVERAGE-0.9%
    2,900 Nestle SA Registered (SZ)               6,205,768
   64,800 Unilever NV Sponsored ADR (NE)          5,115,150
                                                -----------
                                                 11,320,918
                                                -----------
PHARMACEUTICALS-10.2%
  204,450 Glaxo Wellcome PLC (UK)                 6,137,253
  533,500 Glaxo Wellcome PLC Sponsored ADR (UK)  31,909,969
   10,700 Novartis AG Registered (SZ)            17,803,486
  178,775 Schering AG (GE)                       21,046,655
  936,325 Smithkline Beecham PLC (UK)            11,428,741
  240,575 Smithkline Beecham PLC Sponsored ADR
         Class A (UK)                            14,554,788
   68,200 Synthelabo SA (FR)                     11,505,414
  138,000 Zeneca Group PLC (UK)                   5,922,510
                                                -----------
                                                120,308,816
                                                -----------
PROPERTY-0.3%
  543,000 Legacy Hotels Real Estate
         Investment Trust 144A (CA)`              3,175,462
                                                -----------
TOTAL COMMON STOCKS
(FOREIGN)
(COST-$147,833,363)                             169,370,247
                                                -----------

PRINCIPAL AMOUNT                                  MARKET VALUE
--------------------------------------------------------------
CORPORATE BONDS (DOMESTIC)-0.5%
UTILITIES-0.5%
$ 2,706,000 Commonwealth Edison Company 7.625%
           Due 01/15/07                          $  2,896,624
  2,705,000 Sonat, Inc. 6.628% Due 02/01/08         2,756,179
                                                  -----------
TOTAL CORPORATE BONDS
(DOMESTIC) (COST-$5,652,143)                        5,652,803
                                                  -----------
U.S. GOVERNMENT SECURITIES-32.0%
U.S. AGENCIES-2.3%
 10,500,000 Federal National Mortgage Association
           6.35% Callable 01/08/99 Due 01/08/03    10,520,286
 16,000,000 Federal National Mortgage Association
           6.00% Due 05/15/08                      16,269,712
                                                  -----------
                                                   26,789,998
                                                  -----------
U.S. TREASURY BONDS-10.5%
 30,900,000 U.S. Treasury Bond 6.625% Due
           08/15/23                                33,072,672
 19,200,000 U.S. Treasury Bond 6.625% Due
           02/15/27                                21,690,010
 17,600,000 U.S. Treasury Bond 6.125% Due
           11/15/27                                18,859,509
 46,500,000 U.S. Treasury Bond 6.375% Due
           08/15/27                                51,077,367
                                                  -----------
                                                  124,699,558
                                                  -----------

                                                        STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1998 (UNAUDITED)
                                                                     (CONTINUED)

PRINCIPAL AMOUNT                                MARKET VALUE
------------------------------------------------------------
U.S. TREASURY NOTES-19.2%
$ 5,300,000 U.S. Treasury Note 6.00%
          Due 08/15/00                           $5,349,688
37,100,000 U.S. Treasury Note 6.25%
          Due 02/15/07                           38,862,250
12,700,000 U.S. Treasury Note 6.625%
          Due 03/31/02                           13,152,438
20,500,000 U.S. Treasury Note 6.375%
          Due 05/15/00                           20,807,500
19,600,000 U.S. Treasury Note 5.875%
          Due 11/15/05                           19,979,750
15,200,000 U.S. Treasury Note 6.625%
          Due 04/30/02                           15,755,758
11,500,000 U.S. Treasury Note 6.25%
          Due 04/30/01                           11,712,037
20,500,000 U.S. Treasury Note 6.25%
          Due 02/15/03                           21,095,792
 6,100,000 U.S. Treasury Note 6.25%
          Due 02/28/02                            6,239,159
21,600,000 U.S. Treasury Note 5,625%
          Due 11/30/99                           21,627,000
14,000,000 U.S. Treasury Note 5.75%
          Due 11/15/00                           14,070,000
 9,500,000 U.S. Treasury Note 5.75% Due 10/31/00  9,547,500
12,000,000 U.S. Treasury Note 5.875%
          Due 08/31/99                           12,041,256
 8,900,000 U.S. Treasury Note 6.875%
          Due 05/15/06                            9,639,813
 8,700,000 U.S. Treasury Note 5.625%
          Due 02/15/06                            8,735,348
                                                 ----------
                                                228,615,289
                                                 ----------
TOTAL U.S. GOVERNMENT
SECURITIES
(COST-$363,509,849)                             380,104,845
                                                 ----------

PRINCIPAL AMOUNT                                 AMORTIZED COST
---------------------------------------------------------------
CORPORATE SHORT-TERM NOTES-8.8%
$11,000,000 E.I. du Pont de Nemours and Company
          5.37% 09/04/98                         $  10,888,548
93,400,000 Federal Home Loan
          Bank Discount Note
          5.40% 07/01/98                            93,400,000
                                                 -------------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-$104,293,945)
                                                   104,288,548
                                                 -------------
TOTAL INVESTMENTS-99.0%
(COST-$1,102,456,473)                            1,172,913,633
OTHER ASSETS & LIABILITIES-1.0%
                                                    12,315,049
                                                 -------------
NET ASSETS-100.0%                               $1,185,228,682
                                                 =============

* NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE
  RESTRICTED FOR RESALE.
  SEE NOTES TO FINANCIAL STATEMENTS.

                      FOUNDERS GOVERNMENT SECURITIES FUND

                     AVERAGE ANNUAL TOTAL RETURN [BAR GRAPH]
                                 as of 6/30/98*

                                                       Since
                    1 Year    5 Year    10 Years     Inception
                    ------    ------    --------     ---------
                    10.08%     3.92%      6.53%        6.45%

               *PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

              Government      Lehman Bros U.S.   Lipper U.S. Gov       Consumer
              Securities   Treasury Comp. Index     Fund Index       Price Index
              ----------   --------------------  ----------------    -----------
6/88 ......     $10,000         $10,000              $10,000            $10,000
6/89 ......     $11,091         $11,232              $10,828            $10,516
6/90 ......     $11,475         $11,990              $11,710            $11,007
6/91 ......     $12,460         $13,192              $12,512            $11,524
6/92 ......     $14,065         $15,018              $13,076            $11,880
6/93 ......     $15,539         $16,970              $13,444            $12,234
6/94 ......     $14,856         $16,771              $13,826            $12,539
6/95 ......     $15,720         $18,765              $14,507            $12,921
6/96 ......     $16,179         $19,623              $15,248            $13,276
6/97 ......     $17,108         $21,029              $15,924            $13,580
6/98 ......     $18,832         $23,400              $16,649            $13,809


   MANAGEMENT OVERVIEW

                     A DISCUSSION WITH FIXED-INCOME MANAGER MARGARET DANUSER

HOW DID THE FUND DO DURING THE FIRST HALF OF 1998?
Bond prices climbed this year as investors, worried about the Asian crisis and the troubled Japanese economy, turned to Treasuries, bonds, and other dollar-denominated assets as "safe havens." Against this background, the Government Securities Fund had a total return of 4.07% for the six-month period ended June 30, 1998.

WHAT'S HAPPENED IN THE BOND MARKET THIS YEAR?
While bonds were strong during the first half of the year, we saw a subtle shift in mid-summer when the IMF announced its $22.6 billion financial aid package to Russia. At the same time, Japan indicated it would make necessary reforms. The dollar fell against the yen as hopes grew that Japan could pull itself out of recession.

  As a result of this news, plus increased hopes for the Russian economy, bonds fell a bit and Treasuries became less attractive to investors. However, we're still near historic yield lows.

HOW IS THE PORTFOLIO POSITIONED?
In this environment, we fine-tuned the Government Securities Fund's duration to
6.06 years at the end of June. Since the beginning of the year, we have consistently lengthened the Fund's duration, from 5.77 years in January, on the expectation that the Asian currency crisis would slow the domestic economy and limit inflation. We have concentrated the portfolio in two sectors that we believe show potential for price appreciation: issues with a four-to-seven year maturity, and those in the 10- to 30-year sector. While interest rates have remained low this year, they have impacted mortgage-backed securities as homeowners are prepaying or refinancing their mortgages. As a result, we have kept our mortgage holdings around 7% since the beginning of the year, holding low-couponed mortgages which are less susceptible to prepayments.

WHAT'S YOUR OUTLOOK FOR THE REST OF THE YEAR?
Recent economic reports confirm that Asia's troubles are slowing U.S. growth by decreasing demand for U.S. exports. The economy also seems to be feeling the impact of the General Motors strike, as indicated by the drop in manufacturing and industrial production as well as a drop in output at factories, mines, and utilities. Further, we also expect labor markets will level off. These factors could be good news for bonds in the third quarter.

  Interest rates and inflation remain low and we expect the Federal Reserve will keep interest rates steady. We've maintained our longer duration position to take advantage of further flattening in the yield curve and will continue to monitor the situation.

Margaret Danuser
Fixed-Income Manager

FOUNDERS GOVERNMENT SECURITIES FUND                     STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1998 (UNAUDITED)

PRINCIPAL AMOUNT                               MARKET VALUE
------------------------------------------------------------
U.S. GOVERNMENT SECURITIES-97.5%
FNMA POOLS-7.1%
$ 915,432 Federal National Mortgage
         Association 7.00%
         Due 03/01/12                           $  931,946
                                                ----------
U.S. AGENCIES-40.0%
1,025,000 Federal Farm Credit Bank 6.55%
         Due 08/19/03                            1,062,817
  815,000 Federal Farm Credit Bank 8.06%
         Due 01/04/05                              916,981
2,000,000 Federal Home Loan Mortgage
         Corporation 8.065%
         Due 01/27/05                            2,255,058
1,000,000 Federal National Mortgage Association
         6.70%
         Due 08/10/01                            1,010,313
                                                ----------
                                                 5,245,169
                                                ----------

U.S. TREASURY BONDS-15.6%
$ 400,000 U.S. Treasury Bond 6.25%
         Due 08/15/23                           $  428,125
  400,000 U.S. Treasury Bond 8.125%
         Due 08/15/19                              516,250
1,000,000 U.S. Treasury Bond 6.375%
         Due 08/15/27                            1,098,438
                                                ----------
                                                 2,042,813
                                                ----------
U.S. TREASURY NOTES-34.8%
  400,000 U.S. Treasury Note 7.25%
         Due 05/15/16                              468,750
1,950,000 U.S. Treasury Note 6.50%
         Due 10/15/06                            2,071,267
1,000,000 U.S. Treasury Note 12.00%
         Due 08/15/13                            1,485,000
  500,000 U.S. Treasury Note 6.875%
         Due 05/15/06                              541,563
                                                ----------
                                                 4,566,580
                                                ----------
TOTAL U.S. GOVERNMENT SECURITIES
(COST-$12,319,711)
                                                12,786,508
                                                ----------

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1998 (UNAUDITED)

PRINCIPAL AMOUNT                             AMORTIZED COST
-----------------------------------------------------------
CORPORATE SHORT-TERM NOTES-2.1%
 $280,000 Aluminumn Company
         of America 6.20%
         07/01/98                               $  280,000
                                                ----------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-$280,000)                          280,000
                                                ----------
TOTAL INVESTMENTS-99.6%
(COST-$12,599,711)                              13,066,508
OTHER ASSETS &
LIABILITIES-0.4%                                    43,548
                                                ----------
NET ASSETS-100.0%                               $13,110,056
                                                ==========

FOUNDERS MONEY MARKET FUND

PRINCIPAL AMOUNT                             AMORTIZED COST
-----------------------------------------------------------
CORPORATE SHORT-TERM NOTES-96.5%
BANKING-3.4%
$3,900,000 Bankers Trust New York
         Corporation
         5.45% 09/02/98                        $3,862,804
                                                ---------
CAPTIVE FINANCE
DIVERSIFIED-0.6%
  660,000 General Electric Capital Corporation
         5.50% 07/13/98                           658,790
                                                ---------
CAPTIVE FINANCE
INSURANCE-6.5%
2,800,000 Prudential Funding Corporation
         5.58% 07/08/98                         2,796,962
4,500,000 TransAmerica Finance Corporation
         5.50% 07/15/98                         4,490,375
                                                ---------
                                                7,287,337
                                                ---------
CAPTIVE FINANCE
PHARMACEUTICALS-4.5%
5,000,000 Novartis Finance
         Corporation
         5.50% 07/10/98                         4,993,125
                                                ---------
CAPTIVE FINANCE
TELECOMMUNICATIONS-4.7%
5,300,000 Bell Atlantic Network Funding
         5.51% 07/06/98                         5,295,944
                                                ---------
CAPTIVE FINANCE
UTILITIES-7.2%
$4,400,000 National Rural Utilities
         Cooperative Finance
         Corporation
         5.50% 07/23/98                        $4,385,211
3,700,000 Progress Capital Holdings
         5.50% 07/01/98                         3,700,000
                                                ---------
                                                8,085,211
                                                ---------
CHEMICALS-8.3%
5,000,000 Monsanto Company
         5.50% 09/10/98                          4,945,764
4,300,000 Nalco Chemical Company
         5.53% 07/14/98                          4,291,413
                                                ----------
                                                 9,237,177
                                                ----------
CONSUMER PRODUCTS-3.9%
4,400,000 Hasbro, Inc.
         5.60% 07/20/98                          4,386,996
                                                ----------
ELECTRONICS-4.1%
4,600,000 Emerson Electric Company
         5.53% 07/09/98                          4,594,347
                                                ----------
FINANCIAL SERVICES-8.7%
5,000,000 American Family Financial Services
         5.51% 08/06//98                         4,972,450
4,800,000 Ciesco LP
         5.65% 07/13/98                          4,790,960
                                                ----------
                                                 9,763,410
                                                ----------

                                                        STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1998 (UNAUDITED)

PRINCIPAL AMOUNT                             AMORTIZED COST
-----------------------------------------------------------
FOOD & BEVERAGE-7.6%
$4,100,000 The Coca-Cola Company
         5.47% 07/02/98                        $4,099,377
4,400,000 H.J. Heinz Company
         5.51% 07/27/98                         4,382,490
                                                ---------
                                                8,481,867
INSURANCE-8.8%
5,700,000 General RE Corporation
         5.50% 08/20/98                         5,656,458
4,200,000 MetLife Funding, Inc.
         5.51% 07/07/98                         4,196,143
                                                ---------
                                                9,852,601
                                                ---------
MANUFACTURING-3.6%
4,000,000 Minnesota Mining &
         Manufacturing Company
         5.48% 07/22/98                         3,987,213
                                                ---------
METALS & MINING-2.9%
3,200,000 Aluminum Company of America
         6.20% 07/01/98                         3,200,000
                                                ---------
OFFICE EQUIPMENT-5.3%
5,900,000 Pitney Bowes
         Credit Corporation
         5.52% 07/24/98                         5,879,193
                                                ---------
OIL & GAS-2.6%
2,900,000 Amoco Company
         5.53% 08/10/98                         2,882,181
                                                ---------
PHOTOGRAPHY & IMAGING-1.9%
$2,100,000 Eastman Kodak Company
         5.51% 07/22/98                         $ 2,093,250
                                                -----------
SUPERMARKETS-3.8%
4,300,000 Albertson's, Inc.
         5.54% 07/08/98                           4,295,368
                                                -----------
UTILITIES-8.1%
4,100,000 Georgia Power Company 5.50% 07/16/98    4,090,604
5,000,000 Potomac Electric
         Power Company
         5.50% 07/27/98                           4,980,139
                                                -----------
                                                  9,070,743
                                                -----------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-
$107,907,557)                                   107,907,557
                                                -----------
U.S. AGENCIES-3.7%
4,100,000 Federal Home Loan Mortgage
         Corporation
         5.40% 07/17/98                           4,090,160
                                                -----------
TOTAL U.S. AGENCIES
(AMORTIZED COST-$4,090,160)                       4,090,160
                                                -----------
TOTAL INVESTMENTS-100.2%
(AMORTIZED COST-
$111,997,717)                                   111,997,717
OTHER ASSETS &
LIABILITIES-(0.2%)                                 (165,899)
                                                -----------
NET ASSETS-100.0%                              $111,831,818
                                                ===========

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)

JUNE 30, 1998                           DISCOVERY      PASSPORT      FRONTIER
(In Thousands)                            FUND           FUND          FUND
                                        ---------      --------      --------

ASSETS
Investment securities, at market
  (cost $196,157, $110,444, $159,418,
  $274,998, $20,657, $269,168,
  $1,906,632, $515,931, $1,102,456,
  $12,600, $111,998, respectively)...   $227,550       $152,929      $199,211
Cash.................................        577            606           590
Foreign currency (cost $13, $87, $480
  respectively)......................          0              0             0
Receivables:
  Investment securities sold.........      4,618          1,611           721
  Capital shares sold................      2,028            513            26
  Dividends and interest.............         18            171            57
Other assets.........................          0             13             0
                                        ---------      --------      --------
    Total Assets.....................    234,791        155,843       200,605
                                        ---------      --------      --------

LIABILITIES
Bank overdraft.......................          0            310             0
Payables:
  Investment securities purchased....      5,570            676         2,797
  Capital shares redeemed............      1,905            217           851
  Advisory fee.......................        181            125           158
  Shareholder servicing fees.........         25              9            27
  Accounting fees....................          4              3             4
  Distribution fees..................         66             40            47
  Other..............................         35             34             8
  Dividends..........................          0              0             0
                                        ---------      --------      --------
    Total Liabilities................      7,786          1,414         3,892
                                        ---------      --------      --------

Net Assets...........................   $227,005       $154,429      $196,713
                                        =========      ========      ========

Capital shares:
  Authorized (Par value $0.01 per
    share)...........................    100,000        100,000       100,000
                                        =========      ========      ========
  Outstanding........................      8,947          9,208         6,587
                                        =========      ========      ========

Net Asset Value, Offering and
  Redemption Price Per Share.........     $25.37         $16.77        $29.86
                                        =========      ========      ========

SEE NOTES TO FINANCIAL STATEMENTS.

                      INTERNATIONAL     WORLDWIDE                                               GOVERNMENT      MONEY
         SPECIAL         EQUITY          GROWTH        GROWTH       BLUE CHIP     BALANCED      SECURITIES      MARKET
           FUND           FUND            FUND          FUND          FUND          FUND           FUND          FUND
         --------     -------------     ---------     ---------     ---------     ---------     ----------     --------
         $323,691        $24,119        $333,006      $2,313,993    $579,276      $1,172,914     $ 13,067      $111,998
              901             72             906          5,974        1,504          3,041             1            66
               12             90             472              0        1,975          9,153             0             0
            6,079              0              40         19,173       11,778         15,858            40             0
            1,457            143             887         16,685          291          6,645             0           861
              118             45             706          1,629        1,445          7,378           241             0
                6              7              48             94            9              7             0             7
         --------     -------------     ---------     ---------     ---------     ---------     ----------     --------
          332,264         24,476         336,065      2,357,548      596,278      1,214,996        13,349       112,932
         --------     -------------     ---------     ---------     ---------     ---------     ----------     --------

                0              0               0              0            0              0             0             0
            3,989          1,857           2,090          9,813        8,496         25,743             0             0
              887             52             699          8,574        1,471          2,801           186           566
              200             18             262          1,234          293            542             7            48
               34              3              21             68           44             17             3            15
                6              1               7             44           11             23             0             2
               78              5             107            880          138            471             4             0
               69              1             105            216          123             17             1             0
                0              0               0              0            0            153            38           469
         --------     -------------     ---------     ---------     ---------     ---------     ----------     --------
            5,263          1,937           3,291         20,829       10,576         29,767           239         1,100
         --------     -------------     ---------     ---------     ---------     ---------     ----------     --------

         $327,001        $22,539        $332,774      $2,336,719    $585,702      $1,185,229      $13,110      $111,832
         ========     =============     =========     =========     =========     =========     ==========     ========

          180,000        100,000         100,000        400,000      400,000        500,000        20,000      1,000,000
         ========     =============     =========     =========     =========     =========     ==========     ========
           37,274          1,528          13,695        113,179       74,366         96,651         1,385       111,832
         ========     =============     =========     =========     =========     =========     ==========     ========

            $8.77         $14.75          $24.30         $20.65        $7.88         $12.26         $9.46         $1.00
         ========     =============     =========     =========     =========     =========     ==========     ========

STATEMENTS OF OPERATIONS (UNAUDITED)

FOR THE SIX MONTHS ENDED
JUNE 30, 1998
(In Thousands)
                                        DISCOVERY     PASSPORT     FRONTIER
                                          FUND          FUND         FUND
                                        ---------     --------     --------
INVESTMENT INCOME
Income:
  Dividends..........................   $     39      $   700      $   289
  Interest...........................        682          501          503
  Foreign taxes withheld.............         (2)        (109)         (30)
                                        ---------     --------     --------
    Total Investment Income..........        719        1,098          762
                                        ---------     --------     --------
Expenses:
  Advisory fees......................      1,189          671        1,054
  Shareholder servicing fees.........        154           52          172
  Accounting fees....................         28           16           25
  Distribution fees..................        297          168          263
  Transfer agency expenses...........         41           12           38
  Registration fees..................         18           25           14
  Postage and mailing expenses.......         15            5           15
  Custodian fees and expenses........         14           38            9
  Printing expenses..................         52           21           53
  Legal and audit fees...............         10            5            5
  Directors' fees and expenses.......          7            4           17
  Line of Credit expenses............          3            1            2
  Organization expenses..............          0            0            0
  Other expenses.....................         24           16           14
                                        ---------     --------     --------
    Total Expenses...................      1,852        1,034        1,671
    Earnings Credits.................        (17)         (11)         (16)
    Reimbursed Expenses..............          0            0            0
                                        ---------     --------     --------
    Net Expenses.....................      1,835        1,023        1,655
                                        ---------     --------     --------
  Net Investment Income (Loss).......     (1,116)          75         (893)
                                        ---------     --------     --------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
Net Realized Gain (Loss) from
  Security Transactions:
  Proceeds from long-term securities
    sold.............................    155,108       40,069      128,783
  Proceeds from long-term U.S.
    Government Obligations...........          0            0            0
  Cost of securities sold............    115,999       33,905      106,128
                                        ---------     --------     --------
Net Realized Gain (Loss) from
  Security Transactions..............     39,109        6,164       22,655
Net Realized Gain (Loss) from Foreign
  Currency Transactions..............          0            0            0
Net Change in Unrealized
  Appreciation/Depreciation..........    (18,510)      20,810       (7,549)
                                        ---------     --------     --------
    Net Realized and Unrealized Gain
    on Investments and Foreign
    Currency Transactions............     20,599       26,974       15,106
                                        ---------     --------     --------
Net Increase in Net Assets Resulting
  from Operations....................   $ 19,483      $27,049      $14,213
                                        =========     ========     ========
Purchases of long-term securities....   $115,631      $20,608      $94,214
                                        =========     ========     ========
Purchases of long-term U.S.
  Government Obligations.............   $      0      $     0      $     0
                                        =========     ========     ========

SEE NOTES TO FINANCIAL STATEMENTS.

                  INTERNATIONAL     WORLDWIDE                                              GOVERNMENT     MONEY
     SPECIAL         EQUITY          GROWTH        GROWTH       BLUE CHIP     BALANCED     SECURITIES     MARKET
       FUND           FUND            FUND          FUND          FUND          FUND          FUND         FUND
     --------     -------------     ---------     ---------     ---------     --------     ----------     ------
     $    761        $   183        $  2,764      $   8,791     $  5,170      $  7,144       $    0       $   0
        1,427             75           1,192          4,324        2,691        12,842          352       2,847
          (34)           (20)           (276)             0         (116)         (184)           0           0
     --------     -------------     ---------     ---------     ---------     --------     ----------     ------
        2,154            238           3,680         13,115        7,745        19,802          352       2,847
     --------     -------------     ---------     ---------     ---------     --------     ----------     ------
        1,277             93           1,545          6,839        1,760         3,104           43         254
          241             20             132            399          265           102           16          88
           46              2              39            243           68           131            2          12
          416             23             405          2,540          715         1,366            5           0
           50              4              48            210           72           327            3          17
           18              9              17            207           45            42           11          29
           20              1              77             40           30             9            1           6
           26             11              65             77           50            44            1           4
           66              6              47            161           85            48            5          25
           12              1              10             78           22            25            0           2
           10              1              10             60           20            32            1           3
            4              0               0              0            0             0            0           0
            0              0               0              0            0             0            0           0
           21              2              22            102           53            21            1          (7)
     --------     -------------     ---------     ---------     ---------     --------     ----------     ------
        2,207            173           2,417         10,956        3,185         5,251           89         433
          (26)            (3)            (19)          (109)         (39)          (51)          (2)         (8)
            0             (4)              0              0            0             0            0           0
     --------     -------------     ---------     ---------     ---------     --------     ----------     ------
        2,181            166           2,398         10,847        3,146         5,200           87         425
     --------     -------------     ---------     ---------     ---------     --------     ----------     ------
          (27)            72           1,282          2,268        4,599        14,602          265       2,422
     --------     -------------     ---------     ---------     ---------     --------     ----------     ------
      227,016          9,013         140,174        970,749      577,199       752,102            0           0
            0              0               0              0      175,512       233,888        7,459           0
      178,473          7,743         110,362        818,330      695,213       923,911        7,336           0
     --------     -------------     ---------     ---------     ---------     --------     ----------     ------
       48,543          1,270          29,812        152,419       57,498        62,079          123           0
            0              0               0              0            0             0            0           0
       (5,700)        12,304          14,264        206,923       11,201        20,364          136           0
     --------     -------------     ---------     ---------     ---------     --------     ----------     ------
       42,843          3,574          44,076        359,342       68,699        82,443          259           0
     --------     -------------     ---------     ---------     ---------     --------     ----------     ------
     $ 42,816        $ 3,646        $ 45,358      $ 361,610     $ 73,298      $ 97,045       $  524       $2,422
     ========     =============     =========     =========     =========     ========     ==========     ======
     $215,600        $12,562        $103,598      $1,259,562    $634,898      $825,343       $    0       $   0
     ========     =============     =========     =========     =========     ========     ==========     ======
     $      0        $     0        $      0      $       0     $ 74,229      $241,625       $7,899       $   0
     ========     =============     =========     =========     =========     ========     ==========     ======

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

                                               DISCOVERY                  PASSPORT
                                                 FUND                       FUND
                                        -----------------------    -----------------------
                                        SIX MONTHS      YEAR       SIX MONTHS      YEAR
                                          ENDED         ENDED        ENDED         ENDED
(In Thousands)                           06/30/98     12/31/97      06/30/98     12/31/97
                                        ----------    ---------    ----------    ---------
OPERATIONS
Net Investment Income (Loss).........   $  (1,116)    $  (1,337)   $      75     $     366
Net Realized Gain (Loss) from
  Security Transactions..............      39,109        26,135        6,164         2,855
Net Realized Gain (Loss) from Foreign
  Currency Transactions..............           0             0            0          (144)
Net Change in Unrealized
  Appreciation/Depreciation..........     (18,510)          243       20,810         1,747
                                        ----------    ---------    ----------    ---------
  Net Increase (Decrease) in Net
    Assets Resulting from
    Operations.......................      19,483        25,041       27,049         4,824
                                        ----------    ---------    ----------    ---------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS
Net Investment Income................           0             0            0          (241)
Net Realized Gains from Security
  Transactions and
  Foreign Currency Transactions......           0       (32,226)           0        (4,261)
                                        ----------    ---------    ----------    ---------
  Net Decrease from Dividends and
    Distributions....................           0       (32,226)           0        (4,502)
                                        ----------    ---------    ----------    ---------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold............      74,154       222,480       84,373       127,954
Reinvested Distributions.............           0        28,758            0         4,246
                                        ----------    ---------    ----------    ---------
                                           74,154       251,238       84,373       132,000
Cost of Shares Redeemed..............    (112,913)     (245,266)     (79,639)     (187,797)
                                        ----------    ---------    ----------    ---------
  Net increase (decrease) from
    capital share
    transactions.....................     (38,759)        5,972        4,734       (55,597)
                                        ----------    ---------    ----------    ---------
  Net Increase (Decrease) in Net
    Assets...........................     (19,276)       (1,213)      31,783       (55,275)
NET ASSETS
  Beginning of year..................     246,281       247,494      122,646       177,921
                                        ----------    ---------    ----------    ---------
  End of year........................   $ 227,005     $ 246,281    $ 154,429     $ 122,646
                                        ==========    =========    ==========    =========
Net Assets consist of:
Capital (par value and paid-in
  surplus)...........................   $ 155,537     $ 194,640    $ 105,831     $ 101,319
Accumulated undistributed
  (distribution in excess of)
  net investment income..............      (2,461)            0          582           (13)
Accumulated undistributed net
  realized gain (loss)
  from security transactions.........      42,536         1,738        5,531          (335)
Unrealized appreciation
  (depreciation) on investments
  and foreign currency
  transactions.......................      31,393        49,903       42,485        21,675
                                        ----------    ---------    ----------    ---------
  Total..............................   $ 227,005     $ 246,281    $ 154,429     $ 122,646
                                        ==========    =========    ==========    =========

SEE NOTES TO FINANCIAL STATEMENTS.

                 FRONTIER                     SPECIAL                   INTERNATIONAL                 WORLDWIDE
                   FUND                         FUND                     EQUITY FUND                 GROWTH FUND
         ------------------------     ------------------------     -----------------------     ------------------------
         SIX MONTHS       YEAR        SIX MONTHS       YEAR        SIX MONTHS       YEAR       SIX MONTHS       YEAR
           ENDED          ENDED         ENDED          ENDED         ENDED         ENDED         ENDED          ENDED
          06/30/98      12/31/97       06/30/98      12/31/97       06/30/98      12/31/97      06/30/98      12/31/97
         ----------     ---------     ----------     ---------     ----------     --------     ----------     ---------
          $   (893)     $  (2,352)     $    (27)     $    (163)     $     72      $   (30)     $   1,282      $     598
            22,655         46,906        48,543         44,201         1,270        1,768         29,812         41,279
                 0             (6)            0           (131)            0           (8)             0           (327)
            (7,549)       (34,125)       (5,700)         4,371         2,304          169         14,264         (7,643)
         ----------     ---------     ----------     ---------     ----------     --------     ----------     ---------
            14,213         10,423        42,816         48,278         3,646        1,899         45,358         33,907
         ----------     ---------     ----------     ---------     ----------     --------     ----------     ---------
                 0              0             0              0             0            0              0           (503)
                 0        (40,788)            0        (42,213)            0       (1,945)             0        (37,829)
         ----------     ---------     ----------     ---------     ----------     --------     ----------     ---------
                 0        (40,788)            0        (42,213)            0       (1,945)             0        (38,332)
         ----------     ---------     ----------     ---------     ----------     --------     ----------     ---------
            24,274         79,622        48,689         49,936         7,885       12,336         94,016        120,759
                 0         39,544             0         40,236             0        1,835              0         34,492
         ----------     ---------     ----------     ---------     ----------     --------     ----------     ---------
            24,274        119,166        48,689         90,172         7,885       14,171         94,016        155,251
           (63,878)      (217,558)      (84,690)      (139,886)       (4,732)      (8,504)      (115,477)      (184,028)
         ----------     ---------     ----------     ---------     ----------     --------     ----------     ---------
           (39,604)       (98,392)      (36,001)       (49,714)        3,153        5,667        (21,461)       (28,777)
         ----------     ---------     ----------     ---------     ----------     --------     ----------     ---------
           (25,391)      (128,757)        6,815        (43,649)        6,799        5,621         23,897        (33,202)
           222,104        350,861       320,186        363,835        15,740       10,119        308,877        342,079
         ----------     ---------     ----------     ---------     ----------     --------     ----------     ---------
          $196,713      $ 222,104      $327,001      $ 320,186      $ 22,539      $15,740      $ 332,774      $ 308,877
         ==========     =========     ==========     =========     ==========     ========     ==========     =========
          $120,072      $ 157,275      $225,462      $ 261,451      $ 17,902      $14,662      $ 236,434      $ 257,880
            (3,245)             0        (1,228)            (7)           32           (1)         1,813             60
            40,094         17,488        54,074          4,349         1,143          (79)        30,689          1,363
            39,792         47,341        48,693         54,393         3,462        1,158         63,838         49,574
         ----------     ---------     ----------     ---------     ----------     --------     ----------     ---------
          $196,713      $ 222,104      $327,001      $ 320,186      $ 22,539      $15,740      $ 332,774      $ 308,877
         ==========     =========     ==========     =========     ==========     ========     ==========     =========

                                                 GROWTH                    BLUE CHIP
                                                  FUND                       FUND
                                        ------------------------    -----------------------
                                        SIX MONTHS       YEAR       SIX MONTHS       YEAR
                                           ENDED         ENDED         ENDED        ENDED
(In Thousands)                            6/30/98      12/31/97       6/30/98      12/31/97
                                        -----------    ---------    -----------    --------
OPERATIONS
Net Investment Income (Loss).........    $   2,268     $   7,133     $   4,599     $10,068
Net Realized Gain (Loss) from
  Security Transactions..............      152,419       245,306        57,498      86,064
Net Realized Gain (Loss) from Foreign
  Currency
  Transactions.......................            0          (110)            0        (389)
Net Change in Unrealized
  Appreciation/Depreciation..........      206,923        60,215        11,201       1,134
                                        -----------    ---------    -----------    --------
  Net Increase (Decrease) in Net
    Assets Resulting from
    Operations.......................      361,610       312,544        73,298      96,877
                                        -----------    ---------    -----------    --------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS
Net Investment Income................            0        (7,078)            0     (10,159)
Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions.......................            0      (234,890)            0     (101,087)
                                        -----------    ---------    -----------    --------
  Net Decrease from Dividends and
    Distributions....................            0      (241,968)            0     (111,246)
                                        -----------    ---------    -----------    --------
CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold............      434,665       847,812        44,045      71,377
Reinvested Distributions.............            0       227,189             0      99,124
                                        -----------    ---------    -----------    --------
                                           434,655     1,075,001        44,045     170,501
Cost of Shares Redeemed..............     (217,005)     (506,451)      (74,809)    (148,830)
                                        -----------    ---------    -----------    --------
  Net increase (decrease) from
    capital share
    transactions.....................      217,660       568,550        30,764      21,671
                                        -----------    ---------    -----------    --------
  Net Increase (Decrease) in Net
    Assets...........................      579,270       639,126        42,534       7,302
NET ASSETS
  Beginning of year..................    1,757,449     1,118,323       543,168     535,866
                                        -----------    ---------    -----------    --------
  End of year........................    $2,336,719    $1,757,449    $ 585,702     $543,168
                                        ===========    =========    ===========    ========
Net Assets consist of:
Capital (par value and paid-in
  surplus)...........................    $1,761,483    $1,544,408    $ 452,731     $487,653
Accumulated undistributed
  (distribution in excess of)
  net investment income..............        3,209             0         8,816         145
Accumulated undistributed net
  realized gain (loss)
  from security transactions.........      164,666        12,603        60,810       3,226
Unrealized appreciation
  (depreciation) on investments
  and foreign currency tranactions...      407,361       200,438        63,345      52,144
                                        -----------    ---------    -----------    --------
  Total..............................   $2,336,719     $1,757,449    $ 585,702     $543,168
                                        ===========    =========    ===========    ========

SEE NOTES TO FINANCIAL STATEMENTS.

                 BALANCED                    GOVERNMENT                   MONEY MARKET
                   FUND                   SECURITIES FUND                     FUND
         ------------------------     ------------------------     --------------------------
         SIX MONTHS        YEAR       SIX MONTHS        YEAR       SIX MONTHS         YEAR
            ENDED         ENDED          ENDED         ENDED          ENDED          ENDED
          06/30/98       12/30/97      06/30/98       12/31/97      06/30/98        12/31/97
         -----------     --------     -----------     --------     -----------     ----------
          $  14,602      $20,971        $   265       $   692       $   2,422       $  5,827
             62,079       57,332            123            43               0              0
                  0         (263)             0             0               0              0
             20,364       32,318            136           270               0              0
         -----------     --------     -----------     --------     -----------     ----------
             97,045      110,358            524         1,005           2,422          5,827
         -----------     --------     -----------     --------     -----------     ----------
            (14,233)     (21,476)          (265)         (692)         (2,422)        (5,856)
                  0      (59,093)             0             0               0              0
         -----------     --------     -----------     --------     -----------     ----------
            (14,233)     (80,569)          (265)         (692)         (2,422)        (5,856)
         -----------     --------     -----------     --------     -----------     ----------
            297,601      697,431          3,644         7,807         106,633        258,171
             13,804       78,264            233           636           2,297          5,405
         -----------     --------     -----------     --------     -----------     ----------
            311,405      775,695          3,877         8,443         108,930        263,576
           (151,678)     (257,690)       (4,285)      (10,687)       (103,171       (267,340)
         -----------     --------     -----------     --------     -----------     ----------
            159,727      518,005           (408)       (2,244)          5,759         (3,765)
         -----------     --------     -----------     --------     -----------     ----------
            242,539      547,794           (149)       (1,931)         (5,759)        (3,793)
            942,690      394,896         13,259        15,190         106,073        109,866
         -----------     --------     -----------     --------     -----------     ----------
          $1,185,229     $942,690       $13,110       $13,259       $ 111,832       $106,073
         ===========     ========     ===========     ========     ===========     ==========
          $1,044,068     $887,526       $14,745       $16,201       $ 111,832       $106,071
              3,324           23          1,058             5               0              2
             67,380        5,048         (3,160)       (3,278)              0              0
             70,457       50,093            467           391               0              0
         -----------     --------     -----------     --------     -----------     ----------
          $1,185,229     $942,690       $13,110       $13,259       $ 111,832       $106,073
         ===========     ========     ===========     ========     ===========     ==========

FINANCIAL HIGHLIGHTS (UNAUDITED)

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each period.

                                             INCOME FROM INVESTMENT OPERATIONS
                                           --------------------------------------    LESS DIVIDENDS AND
                                                        NET REALIZED                    DISTRIBUTIONS
                                              NET       & UNREALIZED                ---------------------
                                  NAV      INVESTMENT   GAIN/(LOSS)    TOTAL FROM    FROM NET    FROM NET
                               BEGINNING   INCOME OR         ON        INVESTMENT   INVESTMENT   REALIZED
                               OF PERIOD     (LOSS)      SECURITIES    OPERATIONS     INCOME      GAINS
                               ---------   --------------------------------------   ---------------------
DISCOVERY FUND
Six months ended 06/30/98.....  $ 23.45       (0.12)         2.04          1.92         0.00        0.00
Year ended 12/31/97...........    24.22        0.07          2.69          2.76         0.00       (3.53)
Year ended 12/31/96...........    21.70       (0.20)         4.72          4.52         0.00       (2.00)
Year ended 12/31/95...........    19.88       (0.12)         6.29          6.17         0.00       (4.35)
Year ended 12/31/94...........    21.55       (0.12)        (1.55)        (1.67)        0.00        0.00
Year ended 12/31/93...........    19.33       (0.15)         2.29          2.14         0.00       (0.52)
PASSPORT FUND
Six months ended 06/30/98.....  $ 13.64        0.01          3.12          3.13         0.00        0.00
Year ended 12/31/97...........    13.91        0.02          0.22          0.24        (0.03)      (0.48)
Year ended 12/31/96...........    11.68        0.04          2.30          2.34        (0.02)      (0.09)
Year ended 12/31/95...........     9.42        0.04          2.26          2.30        (0.04)       0.00
Year ended 12/31/94...........    10.53        0.02         (1.11)        (1.09)       (0.02)       0.00
11/16/93 (inception) to
  12/31/93....................    10.00        0.00          0.53          0.53         0.00        0.00
FRONTIER FUND
Six months ended 06/30/98.....  $ 27.99       (0.14)         2.01          1.87         0.00        0.00
Year ended 12/31/97...........    32.34       (0.15)         1.90          1.75         0.00       (6.10)
Year ended 12/31/96...........    31.08       (0.15)         4.46          4.31         0.00       (3.05)
Year ended 12/31/95...........    26.50       (0.02)         9.76          9.74         0.00       (5.16)
Year ended 12/31/94...........    27.94       (0.07)        (0.72)        (0.79)        0.00       (0.65)
Year ended 12/31/93...........    25.03       (0.12)         4.23          4.11         0.00       (1.20)
SPECIAL FUND
Six months ended 06/30/98.....    $7.72        0.00          1.05          1.05         0.00        0.00
Year ended 12/31/97...........     7.66        0.01          1.21          1.22         0.00       (1.16)
Year ended 12/31/96...........     7.05       (0.02)         1.09          1.07         0.00       (0.46)
Year ended 12/31/95...........     7.01        0.00          1.79          1.79         0.00       (1.75)
Year ended 12/31/94...........     7.67       (0.02)        (0.36)        (0.38)        0.00       (0.28)
Year ended 12/31/93...........     7.76       (0.01)         1.25          1.24         0.00       (1.33)
INTERNATIONAL EQUITY FUND
Six months ended 06/30/98.....  $ 12.05        0.05          2.65          2.70         0.00        0.00
Year ended 12/31/97...........    11.86       (0.01)         1.89          1.88         0.00       (1.69)
Year ended 12/31/96...........    10.00       (0.01)         1.87          1.86         0.00        0.00
12/29/95 (inception) to
12/31/95......................    10.00        0.00          0.00          0.00         0.00        0.00
WORLDWIDE GROWTH FUND
Six months ended 06/30/98.....  $ 21.11        0.09          3.10          3.19         0.00        0.00
Year ended 12/31/97...........    21.79        0.02          2.22          2.24        (0.04)      (2.88)
Year ended 12/31/96...........    19.87        0.10          2.64          2.74        (0.07)      (0.75)
Year ended 12/31/95...........    17.09        0.09          3.43          3.52        (0.09)      (0.65)
Year ended 12/31/94...........    17.94       (0.02)        (0.37)        (0.39)        0.00       (0.46)
Year ended 12/31/93               14.13       (0.02)         4.24          4.22         0.00       (0.41)

 * The average commission per share is calculated by taking agency commissions paid on equity securities trades and dividing by the number of shares traded. This is a new requirement under revised SEC regulations.

# Net Expenses include the custodial credits shown as Earnings credits on the Statements of Operations. These credits are earned on uninvested cash held at the custodian. Gross Expenses are grossed up by the earned credits as required by the SEC.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                      TOTAL RETURN/RATIOS
                                     --------------------------------------------------------------------------------------
                                                NET ASSETS,         NET            GROSS        NET INVESTMENT
                          NAV                     END OF         EXPENSES        EXPENSES       INCOME/(LOSS)      PORTFOLIO
         TOTAL            END        TOTAL        PERIOD        TO AVERAGE      TO AVERAGE        TO AVERAGE       TURNOVER
     DISTRIBUTIONS     OF PERIOD     RETURN     (THOUSANDS)     NET ASSETS#     NET ASSETS#       NET ASSETS        RATE@
     -------------     ---------     --------------------------------------------------------------------------------------
          0.00          $ 25.37       8.23%       $227,005         1.52%**         1.54%**           (0.94%)**       114%
         (3.53)           23.45      12.00%        246,281         1.52%           1.54%             (0.55%)          90%
         (2.00)           24.22      21.20%        247,494         1.58%           1.59%             (0.85%)         106%
         (4.35)           21.70      31.30%        216,623         1.58%           1.63%             (0.60%)         118%
          0.00            19.88       (7.8%)       185,310         1.67%             n/a             (0.62%)          72%
         (0.52)           21.55      10.80%        226,069         1.65%             n/a             (0.97%)          99%
          0.00          $ 16.77      22.95%       $154,429         1.51%**         1.53%**            0.12%**         30%
         (0.51)           13.64       1.70%        122,646         1.53%           1.55%              0.20%           51%
         (0.11)           13.91      20.05%        177,921         1.57%           1.59%              0.40%           58%
         (0.04)           11.68      24.39%         49,922         1.76%           1.84%              0.60%           37%
         (0.02)            9.42      (10.4%)        16,443         1.88%             n/a              0.12%           78%
          0.00            10.53       5.30%         18,567         1.70%**           n/a              0.18%**          6%
          0.00            29.86       6.68%       $196,713         1.56%**         1.57%**           (0.84%)**        82%
         (6.10)           27.99       6.20%        222,104         1.54%           1.57%             (0.91%)          54%
         (3.05)           32.34      14.34%        350,861         1.52%           1.53%             (0.47%)          85%
         (5.16)           31.08      37.00%        331,720        1.53%%           1.57%             (0.07%)          92%
         (0.65)           26.50       (2.8%)       247,113         1.62%             n/a             (0.25%)          72%
         (1.20)           27.94      16.50%        254,248         1.66%             n/a             (0.75%)         109%
          0.00            $8.77      13.60%       $327,001         1.30%**         1.31%**           (0.02%)**       114%
         (1.16)            7.72      16.40%        320,186         1.30%           1.32%             (0.05%)         110%
         (0.46)            7.66      15.33%        363,835         1.34%           1.36%             (0.28%)        1.86%
         (1.75)            7.05      25.70%        388,754         1.29%           1.35%              0.00%          263%
         (0.28)            7.01       (4.9%)       299,190         1.36%             n/a             (0.27%)         272%
         (1.33)            7.67      16.00%        432,710         1.33%             n/a             (0.14%)         285%
          0.00          $ 14.75      22.41%        $22,539         1.77%+**        1.80%+**           0.77%+**       137%
         (1.69)           12.05      16.10%         15,740         1.85%+          1.89%+            (0.21%)+        164%
          0.00            11.86      18.60%         10,119         1.94%+          2.00%+            (0.15%)+         71%
          0.00            10.00       0.00%            767           n/a             n/a                n/a           n/a
          0.00          $ 24.30      15.11%       $332,774         1.47%**         1.48%**            0.78%**         81%
         (2.92)           21.11      10.60%        308,877         1.45%           1.47%              0.18%           82%
         (0.82)           21.79      13.95%        342,079         1.53%           1.55%              0.50%           72%
         (0.74)           19.87      20.63%        228,595         1.56%           1.65%              0.61%           54%
         (0.46)           17.09       (2.2%)       104,044         1.66%             n/a             (0.14%)          87%
         (0.41)           17.94      29.90%        85, 214         1.80%             n/a             (0.19%)         117%

                AVERAGE
    TOTAL        COMM.
DISTRIBUTIONS  PER SHARE*
-------------
     0.00        0.0550
    (3.53)       0.0486
    (2.00)       0.0566
    (4.35)          n/a
     0.00           n/a
    (0.52)          n/a
     0.00        0.0233
    (0.51)       0.0103
    (0.11)       0.0147
    (0.04)          n/a
    (0.02)          n/a
     0.00           n/a
     0.00        0.0569
    (6.10)       0.0527
    (3.05)       0.0567
    (5.16)          n/a
    (0.65)          n/a
    (1.20)          n/a
     0.00        0.0403
    (1.16)       0.0555
    (0.46)       0.0417
    (1.75)          n/a
    (0.28)          n/a
    (1.33)          n/a
     0.00        0.0336
    (1.69)       0.0145
     0.00        0.0189
     0.00           n/a
     0.00        0.0258
    (2.92)       0.0277
    (0.82)       0.0247
    (0.74)          n/a
    (0.46)          n/a
    (0.41)          n/a

 + Certain fees were waived by the management company. Had these fees not been waived, the net expense ratios would have been 1.81% (1998), 2.01% (1997) and 2.46% (1996) for International Equity Fund. The gross expense ratios would have been 1.84% (1998), 2.05% (1997) and 2.52% (1996) for International
   Equity Fund. The net investment income ratios would have been 0.72% (1998), (0.37%) (1997) and (0.67%) (1996).
 @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling twelve-month period.
n/a Disclosure not applicable or not required in prior periods.
 ** Annualized.

----------------------------------------------------------------
FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each period.

                                             INCOME FROM INVESTMENT OPERATIONS
                                           --------------------------------------    LESS DIVIDENDS AND
                                                        NET REALIZED                    DISTRIBUTIONS
                                              NET       & UNREALIZED                ---------------------
                                  NAV      INVESTMENT   GAIN/(LOSS)    TOTAL FROM    FROM NET    FROM NET
                               BEGINNING   INCOME OR         ON        INVESTMENT   INVESTMENT   REALIZED
                               OF PERIOD     (LOSS)      SECURITIES    OPERATIONS     INCOME      GAINS
                               ---------   --------------------------------------   ---------------------
GROWTH FUND
Six months ended 06/30/98.....  $ 17.28        0.02          3.35          3.37         0.00        0.00
Year ended 12/31/97...........    15.87        0.07          4.09          4.16        (0.07)      (2.68)
Year ended 12/31/96...........    14.77        0.02          2.40          2.42        (0.02)      (1.30)
Year ended 12/31/95...........    11.63        0.02          5.27          5.29        (0.02)      (2.13)
Year ended 12/31/94...........    12.38       (0.02)        (0.39)        (0.41)        0.00       (0.34)
Year ended 12/31/93...........    10.54       (0.01)         2.70          2.69         0.00       (0.85)
BLUE CHIP FUND
Six months ended 06/30/98.....    $6.92        0.06          0.90          0.96         0.00        0.00
Year ended 12/31/97...........     7.23        0.13          1.25          1.38        (0.13)      (1.56)
Year ended 12/31/96...........     6.69        0.09          1.52          1.61        (0.09)      (0.98)
Year ended 12/31/95...........     6.16        0.09          1.70          1.79        (0.09)      (1.17)
Year ended 12/31/94...........     6.49        0.06         (0.02)         0.04        (0.06)      (0.31)
Year ended 12/31/93...........     6.91        0.04          0.96          1.00        (0.04)      (1.38)
BALANCED FUND
Six months ended 06/30/98.....  $ 11.35        0.15          0.91          1.06        (0.15)       0.00
Year ended 12/31/97...........    10.61        0.29          1.48          1.77        (0.30)      (0.73)
Year ended 12/31/96...........     9.58        0.28          1.50          1.78        (0.27)      (0.48)
Year ended 12/31/95...........     8.56        0.28          2.21          2.49        (0.28)      (1.19)
Year ended 12/31/94...........     8.93        0.20         (0.37)        (0.17)       (0.20)       0.00
Year ended 12/31/93...........     8.30        0.22          1.58          1.80        (0.21)      (0.96)
GOVERNMENT SECURITIES FUND
Six months ended 06/30/98.....    $9.28        0.18          0.18          0.36        (0.18)       0.00
Year ended 12/31/97...........     9.04        0.45          0.24          0.69        (0.45)       0.00
Year ended 12/31/96...........     9.29        0.46`        (0.25)`        0.21        (0.46)       0.00
Year ended 12/31/95...........     8.78        0.45          0.51          0.96        (0.45)       0.00
Year ended 12/31/94...........    10.02        0.52         (1.26)        (0.74)       (0.50)       0.00
Year ended 12/31/93...........    10.19        0.46          0.47          0.93        (0.46)      (0.64)
MONEY MARKET FUND
Six months ended 06/30/98.....    $1.00        0.02          0.00          0.02        (0.02)       0.00
Year ended 12/31/97...........     1.00        0.05          0.00          0.05        (0.05)       0.00
Year ended 12/31/96...........     1.00        0.05          0.00          0.05        (0.05)       0.00
Year ended 12/31/95...........     1.00        0.05          0.00          0.05        (0.05)       0.00
Year ended 12/31/94...........     1.00        0.03          0.00          0.03        (0.03)       0.00
Year ended 12/31/93...........     1.00        0.02          0.00          0.02        (0.02)       0.00

 * The average commission per share is calculated by taking agency commissions paid on equity securities trades and dividing by the number of shares traded. This is a new requirement under revised SEC regulations.

 # Net Expenses include the custodial credits shown as Earnings credits on the Statements of Operations. These credits are earned on uninvested cash held at the custodian. Gross Expenses are grossed up by the earned credits as required by the SEC.
 ` Restated.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                      TOTAL RETURN/RATIOS
                                     --------------------------------------------------------------------------------------
                                                NET ASSETS,         NET            GROSS        NET INVESTMENT
                          NAV                     END OF         EXPENSES        EXPENSES       INCOME/(LOSS)      PORTFOLIO
         TOTAL            END        TOTAL        PERIOD        TO AVERAGE      TO AVERAGE        TO AVERAGE       TURNOVER
     DISTRIBUTIONS     OF PERIOD     RETURN     (THOUSANDS)     NET ASSETS#     NET ASSETS#       NET ASSETS        RATE@
     -------------     ---------     --------------------------------------------------------------------------------------
          0.00          $ 20.65      19.50%      $2,336,719        1.06%**         1.07%**           0.22%*          141%
         (2.75)           17.28      26.60%      1,757,449         1.10%           1.12%             0.48%           189%
         (1.32)           15.87      16.57%      1,118,323         1.19%           1.20%             0.15%           134%
         (2.15)           14.77      45.59%        655,927         1.24%           1.28%             0.12%           130%
         (0.34)           11.63       (3.4%)       307,988         1.33%             n/a            (0.17%)          172%
         (0.85)           12.38      25.50%        343,423         1.32%             n/a            (0.15%)          131%
          0.00            $7.88      13.87%       $585,702         1.09%**         1.10%**           1.59%**         251%
         (1.69)            6.92      19.40%        543,168         1.09%           1.11%             1.84%           256%
         (1.07)            7.23      24.37%        535,866         1.15%           1.16%             1.40%           195%
         (1.26)            6.69      29.06%        375,200         1.17%           1.22%             1.19%           235%
         (0.37)            6.16       0.50%        311,051         1.21%             n/a             0.88%           239%
         (1.42)            6.49      14.50%        306,592         1.22%             n/a             0.57%           212%
         (0.15)          $12.26       9.35%      $1,185,229        0.94%**         0.95%**           2.65%**         203%
         (1.03)           11.35      16.90%        942,690         0.99%           1.01%             2.77%           203%
         (0.75)           10.61      18.76%        394,896         1.10%           1.12%             3.09%           146%
         (1.47)            9.58      29.40%        130,346         1.19%           1.23%             2.92%           286%
         (0.20)            8.56       (1.9%)        95,226         1.26%             n/a             2.37%           258%
         (1.17)            8.93      21.90%         72,859         1.34%             n/a             2.30%           251%
         (0.18)           $9.46       4.07%        $13,110         1.29%+**        1.33%+**          3.93%+**        125%
         (0.45)            9.28       7.90%         13,259         1.26%+          1.31%+            4.99%+          147%
         (0.46)            9.04       2.34%         15,190         1.26%+          1.29%+            5.06%+          166%
         (0.45)            9.29      11.10%         20,263         1.30%           1.30%             4.92%           141%
         (0.50)            8.78       (7.5%)        21,323         1.34%             n/a             5.52%           379%
         (1.10)           10.02       9.30%         30,465         1.18%             n/a             4.33%           429%
         (0.02)           $1.00       4.77%       $111,832         0.83%**         0.85%**           4.73%**          n/a
         (0.05)            1.00       4.70%        106,073         0.82%           0.84%             4.77%            n/a
         (0.05)            1.00       4.51%        109,866         0.86%           0.88%             4.58%            n/a
         (0.05)            1.00       5.10%        125,646         0.89%           0.89%             5.11%            n/a
         (0.03)            1.00       3.40%        201,342         0.91%             n/a             3.49%            n/a
         (0.02)            1.00       2.20%        142,399         0.95%             n/a             2.26%            n/a

                AVERAGE
    TOTAL        COMM.
DISTRIBUTIONS  PER SHARE*
-------------
     0.00        0.0567
    (2.75)       0.0615
    (1.32)       0.0649
    (2.15)          n/a
    (0.34)          n/a
    (0.85)          n/a
     0.00        0.0630
    (1.69)       0.0597
    (1.07)       0.0613
    (1.26)          n/a
    (0.37)          n/a
    (1.42)          n/a
    (0.15)       0.0645
    (1.03)       0.0596
    (0.75)       0.0588
    (1.47)          n/a
    (0.20)          n/a
    (1.17)          n/a
    (0.18)          n/a
    (0.45)          n/a
    (0.46)          n/a
    (0.45)          n/a
    (0.50)          n/a
    (1.10)          n/a
    (0.02)          n/a
    (0.05)          n/a
    (0.05)          n/a
    (0.05)          n/a
    (0.03)          n/a
    (0.02)          n/a

 + Certain fees were waived by the management company. Had these fees not been waived, the net expense ratios would have been 1.47% (1998) and 1.44% (1997) and 1.46% (1996) for Government Securities Fund. The gross expense ratios would have been 1.51% (1998), 1.49% (1997) and 1.49% (1996) for Government
   Securities Fund. The net investment income ratios would have been 3.75%
   (1998), 4.81% (1997) and 4.86% (1996).
 @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling twelve-month period.
n/a Disclosure not applicable or not required in prior periods.
 ** Annualized.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

JUNE 30, 1998

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Founders Funds, Inc. (the "Funds") is a diversified open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Discovery, Passport, Frontier, Special, International Equity, Worldwide Growth, Growth, Blue Chip, Balanced, Government Securities, and Money Market Funds (individually a "Fund"). The following significant accounting policies have been consistently followed by the Funds in the preparation of their financial statements.

  SECURITIES VALUATION--With the exception of Money Market Fund, market value of investments is determined from closing quotations on national security exchanges or at the last current bid price in the case of securities traded over-the-counter or by quotes from dealers making a market for securities not listed on an exchange or traded over-the-counter. In the event that the closing price of a foreign security is not available in time to calculate a Fund's net asset value on a particular day, the Funds' board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. If market quotations are not readily available, securities will be valued at their fair values as determined in good faith by the Funds' board of directors or pursuant to procedures approved by the board of directors. London closing quotes for exchange rates are used to convert foreign security values into US dollars. Short-term securities, with maturities of less than 60 days and all securities held by Money Market Fund, are valued at amortized cost, which approximates market.

  FOREIGN SECURITIES--Foreign securities may carry more risk than US securities, such as political, market, and currency risks. All of the Funds may invest at least a portion of their assets in foreign securities. In the event that a Fund executes a foreign security transaction, the Fund will enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statements of Operations. Foreign currency held at June 30, 1998 for settling foreign trades is listed on the Statement of Assets and Liabilities.

 FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Funds to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies, and to make distributions of income and capital gains sufficient to relieve it from all income taxes. Each Fund is treated as a separate tax entity for federal income tax purposes.

  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and amortization of premiums.

  DISTRIBUTIONS TO SHAREHOLDERS--For Government Securities and Money Market Funds, distributions are declared daily and paid monthly from net investment income, and capital gains (if any) are distributed annually. For Balanced Fund, distributions from income are declared and distributed quarterly and capital gains (if any) are distributed annually. All other Funds declare and distribute dividends and capital gains (if any) annually. All distributions are recorded on the ex-dividend date.

  EXPENSES--Each of the Funds bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of general expenses based on the relative net assets, or accounts of each Fund. The type of expense determines the allocation method.

  ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

In accordance with the investment advisory agreements between the Funds and Founders Asset Management LLC ("Founders"), the Funds compensate Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Funds' net assets. For Discovery, Passport, Frontier, International Equity, and Worldwide Growth Funds, the fee is 1% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million. For Special and Growth Funds, the fee is 1% of the first $30 million of net assets, 0.75% of the next $270 million of net assets, 0.70% of the next $200 million of net assets and 0.65% of net assets in excess of $500 million. For Blue Chip and Balanced Funds, the fee is 0.65% of the first $250 million of net assets, 0.60% of the next $250 million of net assets, 0.55% of the next $250 of net assets and 0.50% of net assets in excess of $750 million. For Money Market Fund, the fee is 0.50% of the first $250 million of net assets, 0.45% of the next $250 million of net assets, 0.40% of the next $250 million of net assets, and 0.35% of the net assets in excess of $750 million. For Government Securities Fund, the fee is 0.65% of the first $250 million of net assets, and 0.50% of the net assets in excess of $250 million.

  Founders limited International Equity Fund's expenses to 1.80% of average net assets. For the six months ended June 30, 1998, $3,853 was reimbursed to the Fund.

  Investors Fiduciary Trust Company ("IFTC") is the designated shareholder accounting, transfer and dividend-disbursing agent for each Fund. With the exception of out of pocket charges, the fees charged by IFTC are paid by Founders. The out of pocket charges from IFTC are paid by the Funds. IFTC also serves as custodian for the Funds. The fees for the custody services are subject to reduction by credits earned on the cash balances of the funds held by IFTC as custodian.

  The Funds have agreed to compensate Founders for providing certain shareholder servicing functions in addition to those currently provided by IFTC. The Funds paid Founders a monthly fee equal on an annual basis to $26.00 per shareholder account of the Funds considered to be an open account at any time during a given month.

  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment, and clerical help as shall be necessary to provide these services to the Funds. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million. The fee so computed is allocated to each Fund on a pro rata basis based on relative average daily net assets.

  Discovery, Passport, Frontier, Special, International Equity, Worldwide Growth, Growth, Blue Chip, Balanced and Government Securities Funds each have adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Each plan provides that the Fund may pay distribution expenses of up to 0.25% each year on its average daily net assets. During the period, Founders elected not to seek reimbursement from the Government Securities Fund of the full amount available under the plan, which resulted in the Fund paying 0.07% under the plan.

 Certain officers and/or directors of Founders are also shareholders of the Funds.

  Founders serves as investment adviser to each of the Funds. Founders is a 90%-owned subsidiary of Mellon Bank, N.A., with the remaining 10% held by certain Founders executives and portfolio managers. Mellon Bank is a wholly-owned subsidiary of Mellon Bank Corporation, a publicly-owned multibank holding company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Funds, including services provided by Founders, are subject to the supervision and general oversight of the Funds' board of directors.

3. OTHER INFORMATION

On February 17, 1998, a special meeting of the shareholders of the Funds was held at which the shareholders of each Fund approved a new investment advisory agreement between Founders Funds, Inc. and Founders. The need to approve a new investment advisory contract was caused by the change in control of Founders resulting from the acquisition of Founders by Mellon Bank, N.A. In addition, the shareholders elected seven directors of the Funds. The following is a report on the votes cast:

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

                                             SHARES        SHARES        SHARES        BROKER
FUND                                          FOR          AGAINST     ABSTAINING     NON-VOTE
----------------------------------------  ------------   -----------   -----------    ---------
Discovery Fund..........................  4,695,820.68    140,656.00    208,078.00       301.00
Passport Fund...........................  4,575,991.63    132,455.00    166,712.00    79,199.00
Frontier Fund...........................  3,341,145.54    128,864.00    203,477.82     1,698.00
Special Fund............................ 19,819,936.96    724,659.00  1,002,894.00     2,220.00
International Equity Fund...............    644,101.00     15,617.00     19,491.00            0
Worldwide Growth Fund...................  7,032,379.44    185,986.00    256,178.00    15,554.00
Growth Fund............................. 51,545,882.29  1,047,507.76  2,246,199.11   285,406.00
Blue Chip Fund.......................... 40,084,793.86  1,145,210.00  2,005,733.05   197,106.00
Balanced Fund........................... 39,166,406.25    449,081.76  3,483,822.92    51,833.09
Government Securities Fund..............    739,717.00     39,728.00     34,423.00            0
Money Market Fund....................... 60,192,214.00  2,676,644.00  3,213,515.00            0

ELECTION OF DIRECTORS

                                             SHARES       SHARES
CANDIDATE                                     FOR        WITHHELD
----------------------------------------  ------------  -----------
William H. Baughn.......................   239,649,661   12,348,985
Bjorn K. Borgen.........................   239,767,667   12,230,978
Alan S. Danson..........................   239,783,238   12,215,407
Trygve E. Myhren........................   239,811,714   12,186,931
Jay A. Precourt.........................   239,821,242   12,177,403
Eugene H. Vaughan, Jr...................   239,830,284   12,168,361
Jonathan F. Zeschin*....................   239,820,635   12,178,010

* Mr. Zeschin subsequently resigned as a director of the Funds.

4. FEDERAL INCOME TAXES

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.

  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 1997, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover for the Government Securities Fund expires in the years 2002 through 2004. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 1998 are as follows (in thousands). For Federal tax purposes, the cost of investments owned at June 30, 1998 was the same as identified cost.

                                                        POST-      POST-
                                             NET       OCTOBER    OCTOBER
                                           CAPITAL     CAPITAL    CURRENCY    FEDERAL
                                             LOSS        LOSS       LOSS        TAX       UNREALIZED      UNREALIZED
                                          CARRYOVERS   DEFERRAL   DEFERRAL     COST      APPRECIATION   (DEPRECIATION)
                                          ----------   --------   --------   ---------   ------------   --------------
Discovery Fund..........................    $    0       $502       $  0     $ 196,157     $ 45,137        $(13,744)
Passport Fund...........................         0        422         13       110,444       45,331          (2,846)
Frontier Fund...........................         0          0          0       159,418       44,811          (5,019)
Special Fund............................         0          0          0       274,998       59,243         (10,550)
International Equity Fund...............         0         59          0        20,657        4,113            (651)
Worldwide Growth Fund...................         0         79          0       259,168       71,572          (7,734)
Growth Fund.............................         0          0          0     1,906,632      445,034         (37,673)
Blue Chip Fund..........................         0          0          0       515,931       70,678          (7,333)
Balanced Fund...........................         0          0         12     1,102,456       81,092         (10,635)
Government Securities Fund..............     3,278          0          0        12,600          467               0
Money Market Fund.......................         0          0          0       111,998            0               0

                                               NET
                                          APPRECIATION/
                                          (DEPRECIATION)
                                          --------------
Discovery Fund..........................     $ 31,393
Passport Fund...........................       42,485
Frontier Fund...........................       39,792
Special Fund............................       48,693
International Equity Fund...............        3,462
Worldwide Growth Fund...................       63,838
Growth Fund.............................      407,361
Blue Chip Fund..........................       63,345
Balanced Fund...........................       70,457
Government Securities Fund..............          467
Money Market Fund.......................            0

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

5. FUND SHARE TRANSACTIONS
Transactions in shares of the Funds for the periods indicated were as follows (in thousands):


                                                          REINVESTED                        NET INCREASE
                                            SOLD         DISTRIBUTIONS       REDEEMED        (DECREASE)
                                          --------------------------------------------------------------
Discovery Fund:
    Six months ended 06/30/98...........      2,987               0           (4,541)          (1,554)
    Year ended 12/31/97.................      8,704           1,273           (9,695)             282
Passport Fund:
    Six months ended 06/30/98...........      5,377               0           (5,162)             215
    Year ended 12/31/97.................      8,876             310          (12,977)          (3,791)
Frontier Fund:
    Six months ended 06/30/98...........        828               0           (2,175)          (1,347)
    Year ended 12/31/97.................      2,445           1,474           (6,837)          (2,918)
Special Fund:
    Six months ended 06/30/98...........      5,864               0          (10,085)          (4,221)
    Year ended 12/31/97.................      5,949           5,394          (17,345)          (6,002)
International Equity Fund:
    Six months ended 06/30/98...........        576               0             (354)             222
    Year ended 12/31/97.................        939             155             (641)             453
Worldwide Growth Fund:
    Six months ended 06/30/98...........      4,062               0           (5,000)            (938)
    Year ended 12/31/97.................      5,206           1,665           (7,939)          (1,068)
Growth Fund:
    Six months ended 06/30/98...........     22,884               0          (11,407)          11,477
    Year ended 12/31/97.................     46,375          13,366          (28,515)          31,226
Blue Chip Fund:
    Six months ended 06/30/98...........      5,817               0           (9,893)          (4,076)
    Year ended 12/31/97.................      9,168          14,250          (19,054)           4,364
Balanced Fund:
    Six months ended 06/30/98...........     24,975           1,134          (12,542)          13,567
    Year ended 12/31/97.................     61,542           6,889          (22,543)          45,888
Government Securities Fund:
    Six months ended 06/30/98...........        388              25             (457)             (44)
    Year ended 12/31/97.................        862              70           (1,182)            (250)
Money Market Fund:
    Six months ended 06/30/98...........    106,633           2,297          (103,171)          5,759
    Year ended 12/31/97.................    258,173           5,405          (267,340)         (3,762)

84

6. TRANSACTIONS WITH AFFILIATES AND AFFILIATED COMPANIES

An affiliated company represents ownership by the Funds of at least 5% of the voting securities of the issuer during the period, as defined in the Investment Company Act of 1940. A summary of the transactions during the six months ended June 30, 1998, in which the issuer was an affiliate of the Funds, is as follows:

                                  PURCHASES                SALES                             REALIZED
                               ---------------     ---------------------     DIVIDEND     GAIN/(LOSS) ON     VALUE AT
AFFILIATE                      SHARES     COST     SHARES        COST         INCOME       INVESTMENTS       06/30/98
---------------------------    ------     ----     -------     ---------     --------     --------------     ---------
FOUNDERS DISCOVERY FUND
   Cutter and Buck, Inc....       0        $0      127,500     $2,212,422       $0           $986,846        $3,611,250

7. LINE OF CREDIT

Discovery Fund, Passport Fund, Frontier Fund, and Special Fund have a Line of Credit Agreement ("LOC") with State Street Bank and Trust Company, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. For Discovery, Frontier, and Passport Funds, borrowings will be limited to 10% of each Fund's net assets computed at the lesser of cost or market value. Special Fund may borrow amounts up to 10% of the market value of the net assets of the Fund. Combined borrowings will be subject to the $50 million cap on the Facility. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the agreement. At June 30, 1998 there were no such borrowings outstanding.

                                     [Logo]
                                 Founders Funds

                         Founders Asset Management LLC
                             2930 East Third Avenue
                             Denver, CO 80206-5002

                                 1-800-525-2440
                                WWW.FOUNDERS.COM

FUND DIRECTORS

Jay A. Precourt, Chairman
Eugene H. Vaughan, Jr., Vice Chairman
William H. Baughn
Bjorn K. Borgen
Alan S. Danson
Robert P. Mastrovita
Trygve E. Myhren
George W. Phillips

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for Founders Funds, Inc., which contains more complete information, including management fees and expenses. Please read the prospectus carefully before you invest or send money.

"Dreyfus" is the umbrella designation for the investment products and services available from affiliates of Mellon Bank Corporation, including Founders Asset Management LLC. Founders Funds is a registered trademark, and the logo is a trademark, of Founders Asset Management LLC. 1998 Founders Asset Management LLC. Broker-Dealer. Premier Mutual Fund Services, Inc., Distributor.

Date of first use: August 21, 1998
A-616-SAR